As filed with the Securities and Exchange Commission on April 18, 2017

File No. 333-69386; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 21	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT of 1940

Amendment No. 126	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE

COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and Address of Agent for Service)

Copy to:

Christopher D. Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Title of Securities Being Registered: Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	on (date) pursuant to paragraph (a) of Rule 485.

PennMutual

Prospectus

Penn Mutual
Variable Annuity Account III

May 1, 2017

PennFreedom® Variable Annuity

PROSPECTUS — MAY 1, 2017

Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments

PENNFREEDOM

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

This prospectus describes an individual variable and fixed annuity contract (“Contract”) offered by The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) and contains information that you should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	has a variable component, which means that your Variable Account Value and any variable payout will be based upon investment experience (see investment options on next page),
•

has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest which will vary, but will never be less than a guaranteed minimum rate (guaranteed rate is determined at the issue of the Contract and stays the same for the life of the Contract, the guaranteed rate is 3% for contracts purchased prior to November 17, 2011),

•	is tax-deferred, which means that you will not pay taxes until we begin to make annuity payments to you or you take money out,
•	allows you to choose to receive annuity payments over different periods of time, including over your lifetime,
•	offers enhanced guaranteed minimum death benefit options,
•	offers an estate enhancement death benefit option,
•	offers death benefit enhancement rider options,
•	offers an optional guaranteed minimum accumulation benefit rider,
•	offers an optional guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit rider,
•	offers a growth and income advantage benefit rider, and
•	offers a purchasing power protector benefit rider with an adjustment for changes in the inflation rate.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a deferred sales charge of up to 8% on early withdrawals. If you withdraw money before age 59 1/2, you may pay a 10% additional income tax. The Contract is not a bank deposit and is not federally insured.

You may return your Contract within ten days of receipt for a full refund of the greater of the Contract Value or, if required by state law, purchase payments). Longer free look periods apply in some states. Your purchase payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

You may obtain a Statement of Additional Information, dated May 1, 2017, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request — CNN, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the “Commission”), and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Morgan Stanley Investment Management Inc.
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Investment Advisers LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

A prospectus for each of these Funds accompanies this prospectus.

GLOSSARY	5

EXPENSES	7

EXAMPLES OF FEES AND EXPENSES	9

GLOSSARY

We have included in this section additional explanation of certain words or terms used in this prospectus. These words or terms are capitalized throughout this prospectus.

Accumulation Period:  A period that begins with your first purchase payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  A reference to our administrative office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Age Actual:  True calendar age in exact years (including fractions).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The person during whose life annuity payments are made.

Annuity Date:  The date on which annuity payments start.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Annuity Unit:  A unit of measure used to calculate the amount of each variable annuity payment.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The combination variable and fixed annuity contract described in this prospectus.

Contract Date:  The date the Contract is issued.

Contract Owner:  The person specified in the Contract as the Contract Owner.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  Each twelve-month period following the contract date.

Dollar Cost Averaging Accounts:  The two fixed account options available under the Contract that are used in conjunction with our dollar cost averaging program. We offer a Six Month Dollar Cost Averaging Account and a Twelve Month Dollar Cost Averaging Account.

Fixed Account Value:  The value of amounts held under the Contract in all fixed interest accounts.

Fund:  An open-end management investment company registered with the Securities and Exchange Commission (commonly known as a “mutual fund”) in which a Subaccount of a Separate Account invests all of its assets.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

Variable Account Value:  The value of amounts held under the Contract in all Subaccounts of the Separate Account.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase Payments	None

Maximum Contingent Deferred Sales Charge	8% of purchase payments withdrawn(a)

Transfer Fee	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Maximum Annual Contract Administration Charge	$40(b)
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge	1.30%
Asset Based Contract Administration Charge	0.15%

Total Separate Account Annual Expenses (without riders)	1.45%
Contract Rider Charges (Optional)
Enhanced Guaranteed Minimum Step-Up Death Benefit Rider	0.25%(c)(d)
Enhanced Guaranteed Minimum Rising-Floor Death Benefit Rider	0.35%
Estate Enhancement Death Benefit Rider (for Annuitants Age 60 and Under)	0.20%(e)
Estate Enhancement Death Benefit Rider (for Annuitants Age 61 to 70)	0.30%(f)
Estate Enhancement Death Benefit Rider (for Annuitants Ages 71 to 80)	0.60%(g)
Guaranteed Minimum Accumulation Benefit Rider	1.00%(h)
Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (for Annuitants Ages 35 to 80)	1.00%(i)
Growth and Income Advantage Benefit Rider	1.00%(j)
Purchasing Power Protector Benefit Rider	1.25%(k)
Total Separate Account Annual Expenses, Including Maximum Charges for Contract Riders (as a percentage of Variable Account Value)	3.05%(l)

Optional Death Benefit Enhancement Riders(m)	Monthly Charge Per $1,000 Benefit
	Minimum	Maximum
	$0.208	$17.292

(a)	The charge decreases each year to zero in the fifth contract year as follows: first contract year — 8%; second contract year — 7%; third contract year — 6%; fourth contract year — 5%; fifth contract year and thereafter — 0%. See What Charges Do I Pay? in this prospectus.
(b)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $100,000.
(c)	The current annual charge for this rider is 0.20% and may not be increased beyond the maximum of 0.25%.
(d)	This rider is not available on Contracts issued after November 1, 2002.
(e)	The current annual charge for this rider is 0.15% and may not be increased beyond the maximum of 0.20%.
(f)	The current annual charge for this rider is 0.25% and may not be increased beyond the maximum of 0.30%.
(g)	The current annual charge for this rider is 0.55% and may not be increased beyond the maximum of 0.60%.
(h)	The current annual charge for this rider is 0.60% and may not be increased beyond the maximum of 1.00%.
(i)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(j)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(k)	The current annual charge for this rider is 1.15% for a single life guarantee and 1.25% for a joint life guarantee assessed as a percent of the Withdrawal Base, and neither may be increased beyond the maximum of 1.25%.
(l)	This is the total of the maximum total Separate Account Annual Expenses that may be charged with all available riders attached. Your total current charges will be between 1.45% and 3.05%, depending on whether you choose optional riders and which rider(s) you choose to purchase. You may purchase only one of the enhanced guaranteed minimum death benefit riders.
(m)	A Contract Owner may elect one of two Optional Death Benefit Enhancement Riders. The charge for a rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro rata basis on the Subaccounts of the Separate Account. See What Charges Do I Pay? in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.65%

The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture		Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.25%	0.02%	0.60%	(3)	0.00%		0.60%	(3)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%		0.70%		0.74%
Quality Bond	0.44%	0.22%	0.00%	0.66%		0.00%		0.66%		0.73%
High Yield Bond	0.56%	0.30%	0.01%	0.87%	(3)	0.00%		0.87%	(3)	0.92%
Flexibly Managed	0.70%	0.19%	0.04%	0.93%	(3)	0.00%		0.93%	(3)	0.94%
Balanced	0.00%	0.19%	0.48%	0.67%	(3)	0.00%		0.67%	(3)	0.79%
Large Growth Stock	0.72%	0.24%	0.00%	0.96%		0.00%		0.96%		1.02%
Large Cap Growth	0.55%	0.34%	0.00%	0.89%		0.00%		0.89%		0.89%
Large Core Growth	0.60%	0.25%	0.00%	0.85%		0.00%		0.85%		0.90%
Large Cap Value	0.67%	0.23%	0.00%	0.90%		0.00%		0.90%		0.96%
Large Core Value	0.67%	0.23%	0.00%	0.90%		0.00%		0.90%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%		0.36%		0.42%
Mid Cap Growth	0.70%	0.27%	0.00%	0.97%		0.00%		0.97%		1.00%
Mid Cap Value	0.55%	0.23%	0.01%	0.79%	(3)	0.00%		0.79%	(3)	0.83%
Mid Core Value	0.72%	0.32%	0.01%	1.05%	(3)	0.00%		1.05%	(3)	1.11%
SMID Cap Growth	0.75%	0.29%	0.00%	1.04%		0.01%	(2)	1.05%		1.07%
SMID Cap Value	0.95%	0.26%	0.00%	1.21%		0.00%		1.21%		1.26%
Small Cap Growth	0.74%	0.28%	0.00%	1.02%		0.00%		1.02%		1.13%
Small Cap Value	0.72%	0.25%	0.02%	0.99%	(3)	0.00%		0.99%	(3)	1.02%
Small Cap Index	0.30%	0.36%	0.00%	0.66%		0.00%		0.66%		0.74%
Developed International Index	0.30%	0.51%	0.00%	0.81%		0.00%		0.81%		0.94%
International Equity	0.85%	0.27%	0.00%	1.12%		0.00%		1.12%		1.20%
Emerging Markets Equity	1.18%	0.47%	0.00%	1.65%		0.00%		1.65%		1.78%
Real Estate Securities	0.70%	0.25%	0.00%	0.95%		0.00%		0.95%		1.02%
Aggressive Allocation	0.12%	0.20%	0.98%	1.30%	(3)	0.00%		1.30%	(3)	0.40%
Moderately Aggressive Allocation	0.12%	0.18%	0.93%	1.23%	(3)	0.00%		1.23%	(3)	0.34%
Moderate Allocation	0.12%	0.17%	0.86%	1.15%	(3)	0.00%		1.15%	(3)	0.34%
Moderately Conservative Allocation	0.12%	0.18%	0.80%	1.10%	(3)	0.00%		1.10%	(3)	0.35%
Conservative Allocation	0.12%	0.19%	0.72%	1.03%	(3)	0.00%		1.03%	(3)	0.38%

(1)

The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2018. The agreement may be terminated prior to April 30, 2018 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.
(2)	The “Recapture” amount represents the Fund’s reimbursement of the Fund’s investment adviser for previously waived fees and/or expenses reimbursed by the Fund’s investment adviser. Under the Fund’s expense limitation agreement, to the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive fees and/or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and the Fund’s investment adviser may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and the Fund’s investment adviser, if any, during the Fund’s preceding three years, but limited to the lesser of (1) the expense cap in effect at the time of the waiver or reimbursement and (2) the expense cap in effect at the time of recapture. Penn Mutual and the Fund’s investment adviser, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.
(3)	The Total Annual Fund Operating Expenses of each Fund may not correlate to the expense ratios in the Fund’s financial highlights. Financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund though its investments in certain underlying investment companies.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See What Charges Do I Pay? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,194	$1,966	$2,374	$4,782
Assuming Minimum Total Annual Fund Expenses	$1,078	$1,621	$1,781	$3,707

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$472	$1,420	$2,374	$4,782
Assuming Minimum Total Annual Fund Expenses	$345	$1,052	$1,781	$3,707

(3)	If you surrender your Contract at the end of the applicable time period and have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,049	$1,536	$1,632	$3,424
Assuming Minimum Total Annual Fund Expenses	$931	$1,173	$987	$2,142

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$314	$961	$1,632	$3,424
Assuming Minimum Total Annual Fund Expenses	$185	$574	$987	$2,142

*	The examples do not reflect charges for any Optional Death Benefit Enhancement Rider because the examples assume a 5% rate of return. There is no charge for either Optional Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive, and there is no Death Benefit Enhancement payable.

CONDENSED FINANCIAL INFORMATION

Appendix A to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear in the Statement of Additional Information. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds.

•	The income, gains and losses, whether or not realized, of Penn Mutual do not have any effect on the income, gains or losses of the Separate Account or any Subaccount.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The financial statements of the Subaccounts of the Separate Account for the year ended December 31, 2016 are included in the Statement of Additional Information referred to on the cover page of this prospectus.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds:

Penn Series Funds, Inc.:

Money Market Fund — The Fund is a government money market fund that seeks current income, while preserving capital and liquidity, and will invest no less than 99.5% of its total assets in government securities, cash or repurchase agreements that are collateralized fully by government securities or cash. The Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including relating to maturity, diversification, liquidity and credit quality.

Limited Maturity Bond Fund — The Fund seeks to maximize total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in short- to intermediate-term investment grade debt securities of U.S. government and corporate issuers, including mortgage-backed and asset-backed securities.

Quality Bond Fund — The Fund seeks to maximize total return over the long term consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in marketable investment grade debt securities, which are those securities rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by the Fund’s investment adviser to be of comparably quality.

High Yield Bond Fund — The Fund seeks to realize high current income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a widely diversified portfolio of high yield corporate bonds, commonly known as “junk bonds,” income-producing convertible securities and preferred stocks that are rated below investment-grade or not rated by any major credit rating agency but deemed to be below investment-grade by the Fund’s sub-adviser.

Flexibly Managed Fund — The Fund seeks to maximize total return (capital appreciation and income) by investing primarily in stocks of established U.S. companies that the Fund believes have above-average potential for capital growth.

Balanced Fund — The Fund seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with the Fund’s target asset allocation. Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund also may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Large Growth Stock Fund — The Fund seeks to achieve long-term growth of capital and increase of future income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large capitalization companies (companies with market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). The Fund invests primarily in common stocks of well established companies the Fund’s sub-adviser believes have long-term growth potential as well as companies that have the ability to pay increasing dividends through strong cash flow.

Large Cap Growth Fund — The Fund seeks to achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies with large market capitalizations (companies with market capitalizations of more than $3 billion at the time of purchase). The Fund invests in the stocks of companies its sub-adviser believes to have above average earnings growth potential compared to other companies.

Large Core Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in equity securities of large capitalization U.S. companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. The Fund’s sub-adviser seeks to invest in companies with strong name recognition and sustainable competitive advantages and typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Large Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities, of U.S. and non-U.S. incorporated entities, including, but not limited to common stock, American Depositary Receipts (ADRs), equity real estate investment trust securities (REITs), preferred securities and convertible preferred securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies (companies that have market capitalizations of more than $2 billion at the time of purchase). The Fund primarily invests in common stocks that its portfolio manager deems to be underpriced relative to long-term earnings and for cash flow potential.

Large Core Value Fund — The Fund seeks to achieve total return by investing primarily in value stocks of large capitalization companies (companies that have market capitalizations within the range of companies included in the Russell 1000® Value Index at the time of purchase); however, the Fund will generally consist of stocks with a market capitalization equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. Value stocks are stocks that, in the opinion of the Fund’s sub-adviser, are inexpensive or undervalued relative to the overall stock market.

Index 500 Fund — The Fund seeks to achieve total return (capital appreciation and income) which corresponds to that of the S&P 500® Index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the S&P 500® Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500® Index.

Mid Cap Growth Fund — The Fund seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Growth Index at the time of purchase). The Fund invests in equity securities of companies that the Fund’s sub-adviser believes have strong earnings growth potential and that are diversified across economic sectors.

Mid Cap Value Fund — The Fund seeks to achieve growth of capital by investing, under normal market circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Index at the time of purchase). The Fund seeks to invest in the equity securities of high quality companies that the Fund’s sub-adviser believes are trading at a substantial discount to their intrinsic value where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap.

Mid Core Value Fund — The Fund seeks to achieve capital appreciation by investing, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of medium capitalization companies (companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies). The Fund seeks to invest in undervalued companies and hold each stock until the price has increased to, or is higher than, a level the Fund’s sub-adviser believes more accurately reflects the fair value of the company.

SMID Cap Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common stocks of small and medium capitalization U.S. companies (companies that have market capitalizations that fall within the outside range of the market capitalizations of companies in the Russell 2000® Growth Index and the Russell Midcap® Growth Index at the time of purchase) that the Fund’s sub-adviser believes have specific characteristics indicating high quality and sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies.

SMID Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies (companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index), generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies. The Fund invests in companies that are determined by the Fund’s sub-adviser to be undervalued using its fundamental value approach.

Small Cap Growth Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small capitalization companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Growth Index at the time of investment. The small capitalization companies in which the Fund invests are selected for their growth potential.

Small Cap Value Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (measured at the time of purchase) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. The Fund invests in equity securities that the Fund’s sub-adviser believes to be underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

Small Cap Index Fund — The Fund seeks to replicate the returns and characteristics of a small cap index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Russell 2000® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Russell 2000® Index and close substitutes (such as index futures contracts or other investment companies) that are designed to track the Russell 2000® Index.

Developed International Index Fund — The Fund seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the MSCI EAFE Index (including American Depositary Receipts and Global Depositary Receipts) and close substitutes (such as index futures contracts) that are designed to track the MSCI EAFE Index.

International Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund invests primarily in companies operating in the countries in Europe and the Pacific Basin. The Fund’s sub-adviser seeks to identify high-quality growth companies for inclusion in the Fund’s portfolio.

Emerging Markets Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in emerging market countries. For the Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Real Estate Securities Fund — The Fund seeks to achieve a high total return consistent with reasonable investment risks by investing, under normal circumstances, at least 80%, and normally substantially all, of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities issued by real estate companies, including real estate investment trusts.

Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (85%-100% of its assets in equity funds and 0%-15% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

Moderately Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (70%-100% of its assets in equity funds and 0%-30% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

Moderate Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (50%-70% of its assets in equity funds and 30%-50% of its assets in fixed income and money market funds). The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

Moderately Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (30%-50% of its assets in equity funds and 50%-70% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (20%-40% of its assets in equity funds and 60%-80% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

Penn Mutual Asset Management, LLC, Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. T. Rowe Price Associates, Inc., Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed, Large Growth Stock and High Yield Bond Funds. Ivy Investment Management Company, Shawnee Mission, Kansas, is investment sub-adviser to the Mid Cap Growth Fund. Massachusetts Financial Services Company, Boston, Massachusetts, is investment sub-adviser to the Large Cap Growth Fund. Neuberger Berman Investment Advisers LLC, New York, New York, is investment sub-adviser to the Mid Cap Value Fund. American Century Investment Management, Inc., Kansas City, Missouri, is investment sub-adviser to the Mid Core Value Fund. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund and SMID Cap Growth Fund. Vontobel Asset Management, Inc., New York, New York, is investment sub-adviser to the International Equity Fund. Cohen & Steers Capital Management, Inc., New York, New York, is investment sub-adviser to the Real Estate Securities Fund. Janus Capital Management LLC, Denver, Colorado, is investment sub-adviser to the Small Cap Growth Fund. Eaton Vance Management, Boston, Massachusetts, is investment sub-adviser to the Large Core Value Fund. AllianceBernstein L.P., New York, New York, is investment sub-adviser to the SMID Cap Value Fund. Morgan Stanley Investment Management Inc., New York, New York, is investment sub-adviser to the Emerging Markets Equity Fund and Large Core Growth Fund. SSGA Funds Management, Inc., Boston, Massachusetts, is investment sub-adviser to the Index 500, Small Cap Index and Developed International Index Funds. Loomis, Sayles & Company, L.P., Boston, Massachusetts, is investment sub-adviser to the Large Cap Value Fund.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and statements of additional information.

Read the prospectuses of these Funds carefully before investing.  You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3R, Philadelphia, PA 19172. Or, you may call, toll free, 800-523-0650.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your purchase payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. If you are receiving annuity payments, we determine the number of full and fractional Fund shares that you may vote by dividing the reserve allocated to the Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

Accumulation Units — Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first purchase payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit varies, and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the mortality and expense risk charge at an annual rate of 1.30% and contract administration charge at an annual rate of 0.15% assessed against the Subaccount.

THE FIXED INTEREST ACCOUNTS

The fixed interest accounts are part of the Company’s general investment account. Interests in the fixed interest accounts are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the fixed interest accounts. Disclosure regarding the fixed interest accounts, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS in this prospectus.

THE CONTRACT

An individual variable and fixed annuity contract may be an attractive long-term investment vehicle for many people. Our Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

•

the fixed interest accounts. The fixed interest accounts are guaranteed and funded by Penn Mutual through its general account. See THE FIXED INTEREST ACCOUNTS and MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS in this prospectus.

You decide, within Contract limits,

•	how often you make a purchase payment and how much you invest;

•	the Subaccounts and/or the fixed interest accounts in which your purchase payments are invested;

•	whether or not to transfer money among the available Subaccounts and fixed interest accounts;

•	the type of annuity that we pay and who receives it;

•	the Beneficiary or Beneficiaries to whom we pay death benefits; and

•	the amount and frequency of withdrawals from the Contract Value.

Your Contract has

•	an Accumulation Period, during which you make one or more purchase payments and we invest your payments as you tell us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the

Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material contract amendment and mutual fund substitutions.

The Contract is available to individuals and institutions. The Contract also may be issued as individual retirement annuities under Section 408(b) of the Code in connection with IRA rollovers and as tax-deferred annuities under Section 403(b) of the Code (often referred to as qualified contracts).

You may contact us by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

How Do I Purchase a Contract?

Our representative will assist you in completing an application and sending it, together with a check for your first purchase payment, to our Administrative Office. All subsequent purchase payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, RI 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 4400 Computer Drive, Westborough, MA 01581. We accept a complete application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your purchase payment to you within five business days unless you ask us to keep it while you complete the application.

The minimum initial purchase payment that we will accept is $10,000, with minimum subsequent purchase payments of $1,000, although we may decide to accept lower amounts. The Contract form describes a total purchase payment maximum of $2 million. We will accept up to $2 million in cumulative purchase payments per annuitant, across all Variable Annuity contracts with Penn Mutual.

What Types of Annuity Payments May I Choose?

You may choose from the following options:

•	An annuity for a set number of years — Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 30;

•	A life annuity — Annuity payments will continue until the Annuitant’s death;

•

A life annuity with payments guaranteed for 10 or 20 years — Annuity payments will continue until the Annuitant’s death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

•	A joint and survivor life annuity — Annuity payments will continue until the death of the surviving joint Annuitant; or

•	Any other form of annuity that we and you may agree upon.

You may choose a variable annuity (except for the set number of years option), a fixed annuity, or a combination of both. You may choose a person other than yourself to be the Annuitant. The shorter the expected length of the Annuity Payout Period, the larger each payment will be. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the date the Contract is purchased.

Variable Annuity Payments.  The size of your variable annuity payments will vary depending upon the performance of the Subaccounts that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, frequency with which you receive payments, and the annuity purchase rates and charges in your

Contract. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four Subaccounts (three if you also choose a portion as a fixed annuity). In addition, you may not select other Subaccounts after the Annuity Date.

When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit values among the Subaccounts of the Separate Account that you choose on the Annuity Date.

Fixed Annuity Payments.  The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

Other Information.  Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity).

•

the annuity will be split between fixed and variable accounts in the same proportions as your Contract Value on the Annuity Date. If your Contract Value is allocated to more than four Subaccounts (three, if there is Fixed Account Value under your Contract on the Annuity Date), the variable portion will be allocated to the Money Market Subaccount until you give us instructions to allocate it to not more than four Subaccounts (or three Subaccounts, whichever is applicable).

•

your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant’s 95th birthday, or (2) 10 years after the contract date, unless state law requires an earlier Annuity Date. The Annuity Date under the Contract must be on the first day of a month.

You may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each ($20 for Contracts sold in New York). For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

What Are the Death Benefits Under My Contract?

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and any other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.

For Contracts issued on or after August 11, 2003, if the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Separate Account death benefit and the Fixed Interest Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Account death benefit is the Fixed Account Value. The Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less adjusted partial withdrawals and transfers. “Adjusted partial withdrawals and transfers” means the amount of each partial withdrawal from or transfer out of the Separate Account, multiplied by the amount of the Separate Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Separate Account death benefit is greater than your Variable Account Value, then your Separate Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

For Contracts issued prior to August 11, 2003, the Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less partial withdrawals and transfers from the Separate Account on a dollar-for-dollar basis.

We generally pay the death benefit within seven days after we receive proof of death and all required information.

Optional Guaranteed Minimum Death Benefit Riders.   The guaranteed minimum death benefit riders described in the next two paragraphs are not available on Contracts issued after November 1, 2002.

Guaranteed Minimum Step-Up Death Benefit Rider. The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the highest Variable Account Value on the current or prior contract anniversary dates, adjusted as follows. For purposes of this death benefit rider only, the Variable Account Value on an anniversary date will be adjusted upward by the amount of any purchase payments allocated and transfers made to the Separate Account within the Contract Year. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer.

Guaranteed Minimum Rising-Floor Death Benefit Rider. The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the sum of all purchase payments allocated and transfers made to the Separate Account, minus a reduction for any withdrawals or transfers made from the Separate Account (as described below), plus interest at 5%. Interest is calculated for the period amounts are held in the Separate Account, but not for any period after the Annuitant attains 80 years of age. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer. The benefit may not exceed two times the purchase payments and transfers allocated to the Separate Account, less withdrawals and transfers out of the Separate Account.

A guaranteed minimum death benefit rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract or transfer the full value out of the Separate Account. For information on the cost of the guaranteed minimum death benefit riders, see What Charges Do I Pay? in this prospectus.

Optional Death Benefit Enhancement Riders.  If the Annuitant is age 75 or less, you may purchase a death benefit enhancement rider as part of your Contract, and this must be elected at the time of application. If you purchase a death benefit enhancement rider, we will pay your Beneficiary(ies), upon the Annuitant’s death, a

Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract. A death benefit enhancement rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

We offer two different death benefit enhancement riders: the Rising Floor Plus Death Benefit Enhancement Rider and the Step-Up Plus Death Benefit Enhancement Rider. You may purchase only one of these riders at the time you purchase your Contract. Neither rider may be purchased in combination with any other riders described in this prospectus, except (1) Contract Owners who purchased either of the riders prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Estate Enhancement Death Benefit Rider. The Death Benefit Enhancement from either of these riders is limited to $1 million. The Death Benefit Enhancement is payable until age 95.

Rising Floor Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following the contract date and remains level during that month. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Separate Account adjusted for any withdrawals from the Separate Account.

On the contract date, the Minimum Death Benefit Amount is equal to purchase payments paid into the Separate Account.

On the first day of the calendar month following the contract date and all subsequent calendar months, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

(a)	is the Minimum Death Benefit Amount as of the later of the contract date and the first day of the prior calendar month plus an interest adjustment at an effective annual rate of 5% applied until the Annuitant reaches age 80;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Because the Minimum Death Benefit Amount under this rider is calculated based upon the allocations to the Separate Account, increasing your purchase payments allocated to the Separate Account will increase the value of the Minimum Death Benefit Amount. Transfers into the Separate Account are treated as purchase payments paid into the Separate Account. Likewise, all transfers from the Separate Account are treated as withdrawals taken from the Separate Account. A full withdrawal of funds from the Separate Account will cause the Rider to terminate.

Step-Up Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month before age 80 and remains level during the month. The Death Benefit Enhancement is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month and (b) the sum of the purchase payments paid into the Separate Account less any withdrawals from the Separate Account. The Death Benefit Enhancement cannot be less than zero.

On the first contract anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the sum of the purchase payments paid into the Separate Account less any withdrawals from the Separate Account.

On each subsequent contract anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the Minimum Death Benefit Amount immediately prior to the contract anniversary.

In between contract anniversaries, the Minimum Death Benefit Amount is increased for purchase payments paid into the Separate Account and adjusted for withdrawals or transfers taken from the Separate Account. The adjustment is the greater of (a) the amount of the withdrawal and (b) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Because the Minimum Death Benefit Amount under this rider is calculated based upon the allocations to the Separate Account, increasing your purchase payments allocated to the Separate Account will increase the value of the Minimum Death Benefit Amount. Transfers into the Separate Account are treated as purchase payments paid into the Separate Account. Likewise, all transfers from the Separate Account are treated as withdrawals taken from the Separate Account. A full withdrawal of funds from the Separate Account will cause the Rider to terminate.

Charge.  We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior contract anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the contract anniversary or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

For information on the cost of the death benefit enhancement riders, see What Charges Do I Pay? in this prospectus.

Estate Enhancement Death Benefit Rider.  You may purchase an estate enhancement death benefit rider with your Contract at the time the Contract is issued. This rider may not be purchased in combination with any other rider described in this prospectus, except (1) Contract Owners who purchased the rider prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Rising Floor Plus Death Benefit Rider or the Step-Up Plus Death Benefit Rider. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment.

The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments, subject to a limit as specified in the Contract. If the purchase payments exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid. The Estate Enhancement Benefit Percentage and Benefit Cap vary based on the issue age of the Annuitant as shown below:

Issue Age Range	Estate Enhancement Benefit %	Estate Enhancement Benefit Cap % (applied to total purchase payments net of withdrawals)
1 - 60	40%	100%
61 - 70	35%	60%
71 - 80	30%	40%
81 and above	0%	0%

Example 1.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount before applying the limit would be $14,000, which is 35%

of $40,000 (the sum of the Variable Account Value ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is less than the cap. Therefore, the estate enhancement death benefit would be $14,000.

Example 2.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount before applying the limit would be $84,000, which is 35% of $240,000 (the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is greater than the cap. Therefore, the estate enhancement death benefit would be capped at $48,000.

For information on the cost of the estate enhancement death benefit, see What Charges Do I Pay? in this prospectus.

Choosing a Lump Sum or Annuity.  Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

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If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years except that an IRA can be continued as long as the Beneficiary withdraws annually an amount based on the Beneficiary’s life expectancy at the date of death of the IRA owner (until paid out, the death benefit will be allocated to Subaccounts of the Separate Account and/or the fixed interest accounts as directed by the Beneficiary).

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If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

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If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit. Further, the spouse may exchange the continued Contract for a new variable contract of the same policy form, or a form designated by us if this form is no longer available for sale, and the Contract Value transferred to the new contract in the exchange will not be subject to a contingent deferred sales charge.

If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

For further information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

May I Transfer Money Among Subaccounts and the Fixed Interest Accounts?

Transfer Limits.   Notwithstanding any other provision of this contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year. Transfers pursuant to Dollar Cost Averaging or to Automatic Rebalancing programs will not count against this limit.

Before the Annuity Date.  You may transfer your Contract Value among Subaccounts of the Separate Account and the fixed interest accounts.

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The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount or fixed interest account. In the case of partial transfers, the amount remaining in the Subaccount or fixed interest account must be at least $250.

•	You may transfer amounts from a fixed interest account only at the completion of the interest period or within 25 days thereafter.

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You may transfer from the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

After the Annuity Date. You or the Beneficiary (upon your death or the death of the Annuitant) may transfer amounts among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

•	Transfers are currently limited to the Subaccounts selected at the time of annuitization.

General Rules.  Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than dollar cost averaging and automatic rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect.

Frequent Trading Risks.  We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long–term returns of the underlying mutual funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance–dedicated mutual funds available through the Subaccounts generally cannot detect individual Contract Owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by contract owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the effects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies.  We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

(1)	A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

(2)	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

(3)	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging.  Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If you have Contract Value of at least $10,000, you may allocate money to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account, and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. The minimum transfer to each Subaccount must be at least $50. Dollar cost averaging may also be done from one of the following accounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. You may dollar cost average from these variable Subaccounts for up to 60 months, from the Six Month Dollar Cost Averaging Account for up to 6 months and from the Twelve Month Dollar Cost Averaging Account for up to twelve months. Only new purchase payments may be allocated to the six and twelve month Dollar Cost Averaging accounts. If you stop the program while in the Six or Twelve Month Dollar Cost Averaging Accounts, any money left in the account will be transferred into the Money Market Subaccount.

Automatic Rebalancing.  Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your asset allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect automatic rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after annuitization. There is no charge for dollar cost averaging or automatic rebalancing.

May I Withdraw Any of My Money?

Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive proper authorization (and the Contract, in case of a full withdrawal) from the Contract Owner for withdrawal at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “Deferment of Payment and Transfers” for more information on these limited circumstances. You may pay a contingent deferred sales charge when you withdraw Contract Value. See What Charges Do I Pay — Contingent Deferred Sales Charge. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS.

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The minimum withdrawal is $500. However, if it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount (as defined below) if that amount is less than $500. See Free Withdrawals below.

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You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in the Subaccount or fixed interest account from which the withdrawal is made is at least $250.

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If you do not tell us otherwise, the withdrawal will be taken pro rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the fixed interest accounts beginning with the fixed interest account with the shortest interest period. Within a fixed interest account, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Systematic Withdrawals.  If you have not exhausted your Free Withdrawal Amount in the current Contract Year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw a limited percentage of purchase payments without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $50. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3rd, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8th. Please note that no confirmations will be sent on systematic withdrawals. They will, however be reflected on statements. See Free Withdrawals below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

The first year Systematic Withdrawals are elected the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next contract anniversary. Systematic Withdrawal amounts will then be recalculated upon the next contract anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next contract anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal.

403(b) Withdrawals.  There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59 1/2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on purchase payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Subaccounts and may also not apply to transfers to other investments qualifying under Section 403(b). For information on the tax treatment of withdrawals under Section 403(b) Contracts, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

Optional Guaranteed Minimum Accumulation Benefit Rider.  You may purchase a guaranteed minimum accumulation benefit rider as part of your Contract at the time the Contract is issued or on any contract anniversary after your Contract is issued as long as we receive written notice of your intention to do so. This rider may not be purchased in combination with any other rider described in this prospectus, except that this rider is available to Contract Owners who purchased the Optional Death Benefit Enhancement Riders or the Estate Enhancement Death Benefit Rider prior to May 1, 2007. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your contract anniversary date.

A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period, which is defined below. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any subsequent purchase payments received during the first Contract Year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, which is equal to ten years, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.

The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. The Step-Up Benefit is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary. An additional Step-Up Benefit can be elected on or after the 5th anniversary of the most recent Step-Up Benefit Date. Electing a Step-Up of the guaranteed minimum accumulation benefit extends the benefit period for an additional five years from the Step-Up date.

The guaranteed minimum accumulation benefit will terminate under the following conditions:

(a)	at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

(b)	on the contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

(c)	full surrender of the Contract;

(d)	date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

(e)	annuitization.

Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (Growth & Income Protector Benefit Rider)  At the time you purchase your Contract, you may purchase a Growth & Income Protector Benefit rider for an additional charge, which includes the following enhancements to your Contract:

(1)	Guaranteed Minimum Accumulation Benefit (GMAB) — This benefit allows the Annuitant or Joint Annuitant, if applicable, to receive the guaranteed return of initial purchase payments, plus a percentage of additional purchase payments, for the first 10 years, pro-rated for withdrawals. If the GMAB exceeds the contract value in year 10, the contract value will be increased to equal the GMAB.

(2)	Guaranteed Minimum Withdrawal Benefit — This benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or for the Annuitant’s lifetime or Joint Annuitant’s lifetime.

(3)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant, a death benefit enhancement in addition to the death benefit provided in your Contract.

Complete descriptions of these three enhancements are included below.

How do I elect the Growth & Income Protector Benefit Rider?

You may elect the Growth & Income Protector Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected in combination with any other Living Benefit or Death Benefit riders described in this Prospectus. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the Contract.

You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.) The Contract Owner must satisfy the requirements of the base Contract.

Important information to note about the Growth & Income Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company imposes investment allocation restrictions in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and Death Benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the Free Withdrawal Amount.

–	If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above. (See “What are the Death Benefits under my Contract?” section of the Prospectus for details.)

–	The rider can be terminated on or after the fifth contract anniversary.

(1)	GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit (GMAB) will be equal to the Contract Value at the start of the benefit period, plus a percentage (set forth in the table below), of any subsequent purchase payments received during the benefit period, reduced by a proportional amount for any withdrawals during the benefit period. The benefit period is 10 years from the effective date of the rider. The reductions in the GMAB will occur as of the date of each applicable withdrawal. If the GMAB exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the GMAB. At the end of 10 years, the GMAB will be automatically renewed for a new benefit period. The GMAB benefit period may also reset upon the election of a Step-Up Benefit (see below).

Step-Up Benefit and Step-Up Benefit Date — The Step-Up Benefit for the GMAB is the increase in the GMAB to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the fifth anniversary of the effective date of the rider.

On the Step-Up Benefit Date, the Contract Owner has the option to increase both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below). If the Contract Owner elects to exercise the Step-Up Benefit, both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below) are evaluated for Step-Up. A Step-Up is effective if either the GMAB and/or the Guaranteed Minimum Withdrawal Benefit is increased to the Contract Value as of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the GMAB is increased to the Contract Value, a new 10-year benefit period begins. An additional Step-Up Benefit cannot be elected until after the fifth anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base?

For each 10-year benefit period, subsequent purchase payments made to the Contract will increase the Guaranteed Minimum Accumulation Benefit Base as follows:

•	100% of Purchase Payments made in years one through two

•	90% of Purchase Payments made in years three through four

•	80% of Purchase Payments made in years five through six

•	70% of Purchase Payments made in years seven through eight

•	60% of Purchase Payments made in years nine through ten

How will withdrawals affect the Guaranteed Minimum Accumulation Benefit Base?

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the GMAB base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example:  Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

(2)	GUARANTEED MINIMUM WITHDRAWAL BENEFIT

What are the two withdrawal options that I can choose with this rider?

The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts annually in two different ways — via the Return of Benefit Base Withdrawal Option or the Guaranteed Lifetime Withdrawal Option.

The Guaranteed Minimum Withdrawal Benefit Base (see below for description) is the starting point for determining the amounts you receive under the two minimum withdrawal options. These options are defined below and operate concurrently until one or both terminate.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The amount that can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. This amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal

Percentage is 5.0%. Any change in the Lifetime Withdrawal Benefit Base will also change the Guaranteed Annual Lifetime Withdrawal Amount on the Contract Anniversary.

How do I begin taking withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. Withdrawals in a Contract Year that do not exceed the Guaranteed Annual Amount do not affect the guaranteed amount for that option for subsequent years: if you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example: Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, if your Contract Value is greater than zero, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Once I select a withdrawal option, can I change to the other option?

Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. However, it is important to note that if you switched from a Return of Benefit Base Withdrawal Option to a Lifetime Benefit Base Withdrawal Option, the portion of the Guaranteed Annual Withdrawal Amount that was in excess of the Guaranteed Annual Lifetime Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What is the Guaranteed Minimum Withdrawal Benefit Base?

The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greater of (a) or (b), below, where:

(a)

is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal; and

(b)	is the highest Contract Value as of any Contract Anniversary Date until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal.

3)	On the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(c)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years and the date of the first withdrawal;

The current Benefit Base Accumulation Rate is 3% and the current Benefit Base Accumulation Cease Date is 10 years from the contract issue date. For contracts issued prior to May 4, 2009, the Benefit Base Accumulation Rate is 5% (3% for contracts issued in Washington).

How can the Guaranteed Minimum Withdrawal Benefit Base be affected?

Your Benefit Base may be affected by withdrawals, step-ups or additional purchase payments:

Effect of Withdrawals on Guaranteed Minimum Withdrawal Benefit Base

1)	Return of Benefit Base Withdrawal Option

The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Return of Benefit Base Withdrawal Amount, which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any additional withdrawals where the full amount or a portion of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

2)	Lifetime Benefit Base Withdrawal Option

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%.

If you take withdrawals less than or equal to the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted.

If you take withdrawals greater than the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

ii)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal.

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Example:   Assume that the Guaranteed Annual Withdrawal Amount (GAWA) is $7,000 and there is a single $7,500 withdrawal (WD) during a Contract Year. Suppose that the Contract Value (CV) and Guaranteed Minimum Withdrawal Base (GMWB) just prior to the $500 Excess Withdrawal are $110,000 and $100,000, respectively:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $110,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess WD/CV) = $100,000 x ($500/$110,000) = $454.5

The Guaranteed Annual Withdrawal Amount will be reduced by the following amount:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$110,000) = $31.82

If the Contract Value just before the $500 Excess Withdrawal was $90,000:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $90,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess Withdrawal/Contract Value) = $100,000 x $500/$90,000) = $555.5

Guaranteed Annual Withdrawal Amount will be reduced as follows:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$90,000) = $38.89

Effect of Step-Ups on Guaranteed Minimum Withdrawal Benefit Base

Optional Step-Up Benefit and Return of Benefit Base:  After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Guaranteed Minimum Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Guaranteed Minimum

Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Optional Step-Up Benefit and Lifetime Benefit Base:  After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Step-Up Benefit for the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Lifetime Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Lifetime Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Lifetime Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Effect of Additional Purchase Payments made after the date of first withdrawal on Guaranteed Minimum Withdrawal Benefit Base

As long as the Contract Value is positive, additional purchase payments will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount). The Guaranteed Minimum Withdrawal Benefit Base will be increased dollar-for-dollar by the amount of the each additional Purchase Payment. The Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount) will be increased by the amount of the additional purchase payment multiplied by the applicable Guaranteed Annual Withdrawal Percentage (or Guaranteed Annual Lifetime Withdrawal Percentage).

What happens to withdrawal benefits if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

The Owner has the option to receive the remaining Guaranteed Minimum Withdrawal Benefit payment under either of the two withdrawal options:

(a)	If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero until your Guaranteed Minimum Benefit Base Remaining is depleted.

(b)	If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of withdrawals in excess of the Guaranteed Annual Lifetime Withdrawal Amount, and

(2)	The Guaranteed Minimum Withdrawal Benefit Base is positive,

you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option:  The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option:  The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees; or

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year, these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger Annuitant or Joint Annuitant attaining age 59 1/2.) The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under certain circumstances. The Joint Annuitant can be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The Contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the Contract Owner is alive and steps into ownership upon the death of the Contract Owner.

(3)	DEATH BENEFIT ENHANCEMENT

The Growth & Income Protector Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit

Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the standard death benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earliest of:

(1)	10 years from the Contract Date;

(2)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(3)	the date of the first withdrawal.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years from the contract issue date and the date of the first withdrawal; and

(c)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal.

4.	After the date of first withdrawal :

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit

Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Step-Up Benefit and Step-Up Benefit Date

The Step-Up Benefit for the Death Benefit Enhancement Benefit Base is the increase in the Death Benefit Enhancement Benefit Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

On the Step-Up Benefit Date, the Contract Owner has the option to increase the Guaranteed Minimum Withdrawal Benefit (see above) as of the Step-Up Benefit Date. Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date until age 80. Death Benefit Enhancement Benefit Base cannot step up independently from the Guaranteed Minimum Withdrawal Benefit Base.

Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Impact of Annuitant Death on the Rider

1)	Single Life Guarantees — Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated.

2)	Joint Life Guarantees — If the Annuitant dies and the Joint Annuitant is still alive after the Annuitant’s death, the Joint Annuitant can surrender the contract, and receive a Death Benefit equal to the Contract Value and the Contract and rider terminate.

The Joint Annuitant as successor owner may elect to continue the Contract and the rider.

If no withdrawals have been taken, the successor owner may convert to a Single Life Guarantee based on his/her lifetime. If withdrawals have been taken, the guarantee does not change.

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Contract Owner does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit and the Enhanced Death Benefit amount, if applicable, is payable to a Beneficiary and the rider is terminated.

Can I cancel the Growth & Income Protector Benefit Rider?

You may cancel the Growth & Income Protector Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Protector Benefit Rider;

(b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, and no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	annuitization.

All charges for this rider will cease upon Contract termination.

Growth & Income Advantage Benefit Rider — At the time you purchase your Contract, you may purchase a Growth & Income Advantage Benefit rider, which includes the following enhancements to your Contract:

1)	Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Enhanced Death Benefit — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Growth & Income Advantage Benefit Rider?

You may elect the Growth & Income Advantage Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.)

Important information to note about the Growth & Income Advantage Benefit Rider:

At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, at the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the free-withdrawal amount.

–	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–

If the age of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, the lifetime withdrawal provision is not available and you can only withdraw under the Return of Benefit Base Withdrawal Option (see below for a description).

–	The Enhanced Death Benefit available as part of the Growth and Income Advantage Benefit rider is different from the optional Death Benefit Riders offered.

–	The rider can be terminated on or after the fifth contract anniversary.

What are the two withdrawal options that I can choose with this rider?

If this rider is purchased, the Company guarantees that you can withdraw an amount annually in two different ways — the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The Guaranteed Annual Lifetime Withdrawal Amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010). Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount. This option is not available if withdrawals begin prior to Age Actual of 59 1/2.

How do I begin to take withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

Once I select a withdrawal option, can I change to the other option?

Yes, as long as you start withdrawals after Age Actual of 59 1/2. Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. If withdrawals begin before Age Actual of 59 1/2, only the Return of Benefit Base Withdrawal Option is available.

However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to the Lifetime Benefit Base Withdrawal Option, the Guaranteed Annual Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option as it may be greater than the Guaranteed Annual Lifetime Withdrawal Amount. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. If you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example #1:  Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts via the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option. These options operate concurrently until one or both terminate. If the Annuitant’s Age Actual (or younger of the Annuitant and Joint Annuitant’s Age Actual for a Joint Life Guarantee) on the date of the first withdrawal is less than 59 1/2, the Return of Benefit Base Withdrawal Option is the only guaranteed withdrawal option available for the life of the contract.

Guaranteed Minimum Withdrawal Benefit Base — The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

Equal to the greater of (a) or (b), below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment received and any Purchase Payment Enhancements, if applicable, after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

3)	On the date of the first withdrawal:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment and any Purchase Payment Enhancements received after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

4)	After the date of the first withdrawal:

If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, is greater than or equal to 59 1/2, then you have two withdrawal options to choose from. Both withdrawal options operate concurrently until one or both terminate. This interrelationship between the two options means that a withdrawal under one option will also impact the calculations for the other option.

Return of Benefit Base Withdrawal Option — The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero. Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any extra Return of Benefit Base Withdrawals (the full amount or a portion of a withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount within any Contract Year) reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

Example #2:  Assume that the Guaranteed Annual Withdrawal Amount is $7,000 and there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Withdrawal Base just prior to the $500 Excess Withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount: Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$110,000) = $454.50

If the Contract Value just before the $500 Excess Withdrawal was $90,000, the reduction to the Guaranteed Minimum Withdrawal Base would be as follows:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$90,000)= $555.50

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract Value. If, as a result of a step-up, the new Benefit Base multiplied by the Guaranteed Annual Withdrawal Percentage is higher than the previous Guaranteed Annual Withdrawal Amount, then the annual withdrawal amount will be increased.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Withdrawal Benefit will be equal to the Guaranteed Annual Withdrawal Percentage multiplied by each additional Purchase Payment.

Lifetime Benefit Base Withdrawal Option:

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010).

If you take withdrawals less than or equal to the 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% (4.0 % for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (a) and (b) where:

(a)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

(b)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased automatically to the Contract Value. As a result of the Step-Up, the Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value, multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Lifetime Withdrawal Benefit Base and the Guaranteed Annual Lifetime Withdrawal Amount as long as the Contract Value is positive. The Lifetime Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Lifetime Withdrawal Benefit will be equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by each additional Purchase Payment.

What happens to withdrawal benefits if the Contract Value is Reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

(1)

If Age Actual at first withdrawal is less than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, you will only receive the Guaranteed Annual Withdrawal Amount under the Return of Benefit Base Withdrawal Option. You will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(2)

If Age Actual at first withdrawal is equal to or greater than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is equal to or greater than 59 1/2, you can receive the remaining Guaranteed Minimum Withdrawal Benefit Payment under either of the withdrawal options:

If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, we will pay the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of Excess Lifetime Withdrawals, and

The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the greater of the then currently available single premium immediate annuity factors or the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Guaranteed Minimum Withdrawal Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option:  The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option:  The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees; or

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Advantage Benefit rider can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin before Actual Age 59 1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section).

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger Annuitant or Joint Annuitant attaining age 59 1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section). You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee going forward.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under the following conditions:

•	If no withdrawals have been taken, the Joint Annuitant can be changed to the Annuitant’s current spouse.

•	If withdrawals have been taken, the Joint Annuitant cannot be changed.

•

If withdrawals have been taken, the Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change and the payout is based on the single annuitant’s lifetime.

•	If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Annuitant’s lifetime.

Death Benefit Enhancement

The Growth & Income Advantage Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the Standard Death Benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any Purchase Payment Enhancements as applicable

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any purchase payment enhancements as applicable; and

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

(c)	is the Contract Value immediately prior to the first withdrawal.

After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees. The Death Benefit Enhancement Base cannot step-up independently of the Withdrawal Benefit Base.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Growth & Income Advantage Benefit rider.

Joint Life Guarantees

Upon the death of the Annuitant, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Growth & Income Advantage Benefit rider upon Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the annuitant cannot name a new spouse.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death, and the Contract and rider will terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. In addition, it is important to name a contingent beneficiary in addition to your primary beneficiary.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse as Joint Annuitant.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit plus any Death Benefit Enhancement, if applicable, is payable to a beneficiary and the rider is terminated.

Can I cancel the Growth & Income Advantage Benefit Rider?

You may cancel the Growth & Income Advantage Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Advantage Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Advantage Benefit Rider;

(b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, or no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

All charges for this rider will cease upon Contract termination.

Purchasing Power Protector Benefit Rider — This version of the Purchasing Power Protector rider applies to policies who elected this rider on or after the date of availability in the State of issue (refer to Appendix B).

For those policies who elected this rider prior to the date of availability in the State of issue, the older version of this rider (refer to Appendix C) will apply.

This rider is not available with new Contracts. If you purchased your Contract prior to February 7, 2011, you may have purchased a Purchasing Power Protector Benefit rider which includes the following enhancements to your Contract:

1)	Purchasing Power Protector Benefit — The Purchasing Power Protector Benefit permits the Annuitant or Joint Annuitants, if applicable, to receive annual minimum payments adjusted for inflation regardless of the Contract Value during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Purchasing Power Protector Benefit Rider?

For an additional charge, you may purchase the Purchasing Power Protector Benefit rider at the time of purchase of your Contract. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits Joint Annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.)

Important information to note about the Purchasing Power Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect.

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will be subject to the terms of the rider. This includes the free-withdrawal amount.

-	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

-	The rider may not be added after you purchase your Contract or in combination with any other riders.

-	If the Age Actual of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable at first withdrawal is less than 59 1/2, no inflation adjustment will be made.

-	The Enhanced Death Benefit available as part of the Purchasing Power Protector Benefit rider is different from the optional Death Benefit riders offered.

What is the Guaranteed Annual Lifetime Withdrawal Amount?

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if applicable, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants, if applicable is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. The Guaranteed Annual Lifetime Withdrawal Amount is determined by multiplying the Lifetime Withdrawal Benefit Base (“Withdrawal Base”) by the Guaranteed Annual Lifetime Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. The Guaranteed Annual Lifetime Withdrawal Percentage is 4% if the Age Actual at the time of the first withdrawal is less than 64 1/2. The Guaranteed Annual Lifetime Withdrawal Percentage is 5% if the Age Actual at the time of the first withdrawal is greater than or equal to 64 1/2. Any change in the Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount.

For policies issued prior to February 1, 2010, the Guaranteed Annual Lifetime Withdrawal Percentage is 5% for all ages.

What if I withdraw less than the Guaranteed Annual Lifetime Withdrawal Amount?

You may take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year. If you elect to take less than or none of the Guaranteed Annual Lifetime Withdrawal Amount in any given Contract Year, the Guaranteed Annual Lifetime Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Lifetime Withdrawal Amounts to any future Contract Years.

Example #1:  Suppose that the Guaranteed Annual Lifetime Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Lifetime Withdrawal Amount will not increase by $500 in the next Contract Year.

If the Guaranteed Annual Lifetime Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

What if I withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Lifetime Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Lifetime Withdrawal Amount.

How is the Withdrawal Base determined?

The Withdrawal Base is used to calculate the Guaranteed Annual Lifetime Withdrawal Amount and determine the rider charge. Please note that if the Withdrawal Base increases, the Guaranteed Annual Lifetime Withdrawal Amount and the rider charge will increase. It is also important to note that the Withdrawal Base does not establish or guarantee a Contract Value, Surrender Value or any kind of death benefit.

The value of the Withdrawal Base depends upon when you take your first withdrawal.

(1)	On the Contract Date:

On the Contract Date, the Withdrawal Base is equal to the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

(2)	After the Contract Date but prior to the date of first withdrawal:

The Withdrawal Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal.

(3)	On the date of first withdrawal:

The Withdrawal Base is equal to the greatest of (a) or (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal.

(4)	After the first withdrawal after the Contract Date:

Inflation Adjustment — The Company credits an automatic inflation adjustment to the Withdrawal Base following the first withdrawal, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant, if applicable, is greater than or equal to 59 1/2. The inflation adjustment is only made when it is greater than 0.0% and there is no upper limit to the inflation adjustment. Please note that the Withdrawal Base will NOT be adjusted for inflation, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant is less than 59 1/2 at the time of the first withdrawal. This is in effect even after the Annuitant or the younger of the Annuitant and Joint Annuitant has reached Age Actual of 59 1/2.

The inflation adjustment is made on each contract anniversary after the first withdrawal and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor — The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Automatic Annual Step-Up

On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Withdrawal Base, then the Withdrawal Base will automatically be increased to the Contract Value. The Guaranteed Annual Lifetime Withdrawal Amount will increase by the same percentage as the Withdrawal Base.

The Withdrawal Base at any Contract Anniversary following the first withdrawal will be the greater of (1) or (2), where:

(1)	is the average monthly value of the Withdrawal Base throughout the Contract Year multiplied by the CPI Factor; and

(2)	is the Withdrawal Base after a step-up, if any, on the contract anniversary.

Any additional purchase payments made after the date of first withdrawal will be added dollar for dollar to the Withdrawal Base .

Effect of Withdrawals on the Withdrawal Base

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base will not be reduced. It remains equal to the Withdrawal Base just prior to the withdrawal. However, if the total withdrawals in a Contract Year exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base is reduced. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base just prior to the Excess Withdrawal; and

(b)	is the Contract Value just prior to the Excess Withdrawal.

Effect of Required Minimum Distributions (RMD) on Guaranteed Annual Lifetime Withdrawal Amount

If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date

If the Annuity Date occurs while the rider is in effect, upon your request, you may:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

What if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and the Withdrawal Base is greater than zero, any Remaining Payments under the Purchasing Power Protector Benefit rider will be made on an annual basis in a Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Purchasing Power Protector Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Guaranteed Annual Lifetime Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

If the Remaining Payments due each Contract Year are less than $100, the Remaining Payments will be commuted and a lump sum will be paid.

Single and Joint Life Guarantees

The Purchasing Power Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant. You need not specify a Joint Annuitant in the Contract Specifications at the time of issue of the Single Life Guarantee.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Contract Specifications at the time of issue of the Joint Life Guarantee. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date and the spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge.

Death Benefit Enhancement

The Purchasing Power Protector rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant only if the Death Benefit Enhancement Benefit Base is greater than the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The amount by which the Enhanced Death Benefit Base exceeds the death benefit provided in your Contract is called the Death Benefit Enhancement. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. Upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date

On the Contract Date, the Death Benefit Enhancement Benefit Base is the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date but prior to the first withdrawal

The Death Benefit Enhancement Benefit Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date

The Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and

(2)	is each additional Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

4.	After the date of first withdrawal

If and only if there is a step-up of the Withdrawal Base, the Death Benefit Enhancement Benefit Base automatically increases to 100% of the Contract Anniversary Value until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant , if applicable for Joint Life Guarantees. The Death Benefit Enhancement Benefit Base cannot step-up independently of the Withdrawal Base.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base

If you withdraw less than or equal to the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Annual Lifetime Withdrawal Amount. Note that the Guaranteed Minimum Withdrawal Base is not reduced by the amount of this withdrawal but the Death Benefit Enhancement Benefit Base is.

If you withdraw greater than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Annual Lifetime Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

1.	Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Purchasing Power Protector Benefit rider.

2.	Joint Life Guarantees

Upon the Annuitant’s death, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Purchasing Power Protector Benefit rider upon Annuitant’s death.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change, and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Can I cancel the Purchasing Power Protector Benefit Rider?

You may cancel the Purchasing Power Protector Benefit rider on or after the third contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Purchasing Power Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Purchasing Power Protector Benefit rider;

(b)	the Contract Value equals zero and there is no Guaranteed Annual Lifetime Withdrawal Amount due in future years;

(c)	full surrender of the Contract;

(d)	the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	annuitization.

All charges for this rider will cease upon Contract termination.

Deferment of Payments and Transfers

We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and

Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

What Charges Do I Pay?

The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

Administration Charges.  These charges reimburse us for administering the Contract and the Separate Account.

•

We deduct from your Variable Account Value, an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of your contract year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $100,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro rata among the Subaccounts in which you invest.

•	We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed, an effective annual rate of 0.15%.

For transfers among investment options other than dollar cost averaging and automatic rebalancing, we reserve the right to charge for making the transfer, although we have no present intention of doing so.

Mortality and Expense Risk Charge.  We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.30%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts. The mortality and expense risk charge is paid during both the accumulation and variable annuity payout phases of the Contract.

Contingent Deferred Sales Charge.  This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

You pay this charge only if you withdraw a purchase payment within four years of the effective date of the Contract. We will apply the following schedule of contingent deferred sales charges to all withdrawals of purchase payments (including withdrawals of amounts attributable to the Guaranteed Minimum Withdrawal Benefit and Purchasing Power Protector Benefit), which are not free withdrawals as described in the next subsection.

Contract Year	Applicable Charge
First	8%
Second	7%
Third	6%
Fourth	5%
Fifth and thereafter	0%

Purchase payments will be treated as withdrawn before gains from market appreciation or interest. However, for Contracts sold to certain charitable remainder trusts, any gains will be treated as withdrawn before the withdrawal of purchase payments.

The contingent deferred sales charge and other charges may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of purchase payments and other relevant factors that might tend to reduce expenses incurred in connection with such Contracts. The reduction will not unfairly discriminate against any Contract Owner.

Free Withdrawals.  The following withdrawals may be made free of the contingent deferred sales charge.

You’ve Owned A Contract for More than Four Years.  You may withdraw all or part of your Contract Value without incurring a contingent sales charge.

Withdrawals up to 10% of Purchase Payments.  You may withdraw up to 10% of your purchase payments in a Contract Year without incurring a contingent deferred sales charge (the “Free Withdrawal Amount”). The amount available for a free withdrawal at any point in time during a Contract Year is 10% of all purchase payments as of the date of the request less the amount of all free withdrawals made during that Contract Year. You may not carry forward to the next contract year any Free Withdrawal Amount remaining at the end of the current Contract Year. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of that withdrawal and all subsequent withdrawals made in the Contract Year.

Medically Related Withdrawal.  Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row, or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states. The maximum amount that may be withdrawn under this free withdrawal provision is $500,000, including amounts withdrawn from other annuity contracts issued by us and our affiliates containing a comparable free withdrawal provision.

Disability Related Withdrawal.  You may withdraw at any time, without incurring a contingent deferred sales charge, part or all of your Contract Value if (1) you (you or the Annuitant for qualified contracts) are then disabled as defined in Section 72(m)(7) of the Internal Revenue Code and as applied under the Social Security Act, and (2) the disability began after the Contract Date, and (3) the disability has continued without interruption for four months.

Required Minimum Distributions.  There is no contingent deferred sales charge imposed upon Required Minimum Distributions under qualified contracts which are required by the Code, even if this amount exceeds the Free Withdrawal Amount. Required Minimum Distributions reduce the Free Withdrawal Amount during the Contract Year. During any given contract year, you are entitled to receive either the Required Minimum Distribution Amount or the entire Free Withdrawal Amount free of Contingent Deferred Sales Charge, not both. Additional withdrawals taken in the same contract year as your RMD payments will be subject to any applicable Contingent Deferred Sales Charge.

Contract Rider Charges.  You may elect to purchase optional contract riders to increase the benefits paid under your Contract. If you purchase any optional contract riders, the charges for which are deducted annually, and make a full surrender of your Contract before the costs for these optional contract riders have been deducted, your Contract Value will be reduced by the accrued costs of the optional contract riders, plus any applicable surrender charge. In addition, upon payment of the Death Benefit associated with the contract, the Death Benefit payable will be reduced by the accrued costs of the optional contract riders.

Guaranteed Minimum Step-Up Death Benefit Rider.  The current charge for the rider is 0.20% of the average annual Variable Account Value. We may, at our discretion, raise the current charge to a maximum rate of 0.25%.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The current and guaranteed charge for the rider is 0.35% of the average annual Variable Account Value.

Estate Enhancement Death Benefit Rider.  For Annuitants who are 60 years of age or less, the current charge for the rider is 0.15% of the average Variable Account Value and Fixed Account Value. For Annuitants between the age of 61 and 70 years, the current charge is 0.25% and for Annuitants between the age of 71 and 80, the current charge is 0.55%. The guaranteed maximum charge that we may make for this rider for issue ages of 60 years or less, issue ages between 61 and 70, and issue ages between 71 and 80 are 0.20%, 0.30% and 0.60%, respectively.

The accumulated charges for the enhanced guaranteed minimum and for the estate enhancement death benefit riders will be made on each contract anniversary and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value.

Death Benefit Enhancement Riders.  We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a Contract Year and deducted on the contract anniversary. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior contract anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value. The charge is the same whether you choose the Rising Floor Plus Death Benefit Enhancement Rider or the Step-Up Plus Death Benefit Enhancement Rider.

Attained Age	Monthly Charge per $1,000 of Benefit
Less than 40	$0.208
40-44	0.208
45-49	0.333
50-54	0.458
55-59	0.708
60-64	1.083
65-69	1.667
70-74	2.708
75-79	4.250
80-84	7.083
85-89	11.000
90-94	17.292

Optional Guaranteed Minimum Accumulation Benefit Rider.  The rider charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable sub-accounts. Effective May 4, 2009, the current effective annual charge for this agreement is 0.60% and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009, the current effective annual charge for this agreement remains at 0.50% of the monthly Contract Value and may not be increased beyond the maximum of 1.00%.

Growth and Income Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value on the next Contract Anniversary. Effective May 4, 2009, the current effective annual charge for this agreement is 0.90% for a Single Life Guarantee and 1.00% for a Joint Life Guarantee, and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.85%. of monthly average Contract Value for a Single Life Guarantee and 0.95% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Contract Value for a Single Life Guarantee and 0.85% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Growth and Income Advantage Benefit Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value on the next Contract Anniversary. Effective April 1, 2009, the current effective annual charge for the rider is 0.90% of monthly average Contract Value for a Single Life Guarantee and 1.00% of monthly average Contract Value for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.00%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the maximum Rider Charge of 1.00%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement is 0.70%. of monthly average Contract Value for a Single Life Guarantee and 0.90% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Purchasing Power Protector Benefit.  On an annual basis the Rider Charge will be a percentage of the monthly average of the Withdrawal Base and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective May 4, 2009, the current effective annual charge for the rider is 1.15% of monthly average Withdrawal Base for a Single Life Guarantee and 1.25% of monthly average Withdrawal Base for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.25%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge of 1.25%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.95%. of monthly average Withdrawal Base for a Single Life Guarantee and 1.05% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65%. of monthly average Withdrawal Base for a Single Life Guarantee and 0.85% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

Underlying Fund Charges.  The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees, see EXPENSES in this prospectus and the fee table in a Fund’s prospectus.

Premium Taxes.  Some states and municipalities impose premium taxes on purchase payments received by insurance companies. Generally, any premium taxes payable will be deducted upon annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on purchase payments. Currently, state premium taxes on purchase payments range from 0% to 3 1/2%.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS

General Information

For contracts purchased after November 18, 2011, you may allocate or transfer your Account Value to one or more of the following fixed interest accounts: (1) the Three Year Fixed Interest Account; (2) the Five Year Fixed Interest Account; and (3) the Seven Year Fixed Interest Account. We periodically declare an effective annual interest rate applicable to allocations to the various fixed interest accounts. For each amount allocated to one of the fixed interest accounts, interest will be credited at an annual effective interest rate declared by us each month. The declared rate of interest will apply through the end of the thirty-six month, sixty month or eighty-four month period, as applicable, which begins on the first day of the calendar month in which the allocation is made. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts equal to the minimum rate prescribed by a formula established by the National Association of Insurance Commissioners.

You may transfer amounts held in the fixed interest accounts to Subaccounts or to another fixed interest account, subject to the provisions of your Contract. A premature withdrawal charge may be deducted from the interest earned on any amount that is withdrawn from the Three Year Fixed Interest Account, the Five Year Fixed Interest Account or the Seven Year Fixed Interest Account during the period for which an interest rate is guaranteed. The premature withdrawal charge will be determined by multiplying the premature withdrawal rate by the premature withdrawal amount. The premature withdrawal rate equals one-half of the most recent effective annual interest rate then applicable to the fixed interest account from which the withdrawal is being made (i.e., 6 months’ interest). The premature withdrawal amount equals (a) minus the greater of (b) or (c) where: (a) is the total amount withdrawn from the fixed interest accounts; (b) is the amount for which the declared effective annual interest rate has expired in the immediately preceding 25 days (which reflects that you may make withdrawals up to 25 days after the maturity of a fixed interest account without application of the premature withdrawal charge); and (c) is 10% of purchase payments less any previous amount withdrawn from the Contract in that contract year. In no event will the premature withdrawal charge invade the Contract Owner’s principal investment in the applicable fixed interest account. In no event will the sum of the premature withdrawal charge and the contingent deferred sales charge exceed 10% of the amount withdrawn. In accordance with state law, we may defer a withdrawal or transfer from a fixed interest account for up to six months if we reasonably determine that investment conditions are such that an orderly sale of assets in our general account is not feasible.

For contracts purchased after November 18, 2011, if you participate in our dollar cost averaging program, you may allocate new Purchase Payments to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts equal to the minimum rate prescribed by a formula established by the National Association of Insurance Commissioners. If you stop dollar cost averaging while the money is allocated to the Dollar Cost Averaging Account, your money will be transferred to the Money Market Subaccount.

The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The rate can range between 1% and 3%, unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Interest Account is determined based on a formula established by state law as described below.

The Minimum Guaranteed Interest Rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. This rate is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate.

For contracts purchased prior to November 18, 2011, you may allocate or transfer your Account Value to one or more of the following fixed interest accounts: (1) the Three Year Fixed Interest Account; (2) the Five Year Fixed Interest Account; and (3) the Seven Year Fixed Interest Account. We periodically declare an effective annual interest rate applicable to allocations to the various fixed interest accounts. For each amount allocated to one of the fixed interest accounts, interest will be credited at an annual effective interest rate declared by us each month. The declared rate of interest will apply through the end of the thirty-six month, sixty month or eighty-four month period, as applicable, which begins on the first day of the calendar month in which the allocation is made. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts of not less than 3%. We reserve the right to reduce our guaranteed minimum interest rate if permitted by your state. If required by law, we will notify you in advance of any such change.

For contracts purchased prior to November 18, 2011, if you participate in our dollar cost averaging program, you may allocate money to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. The rate will never be less than 3%, unless applicable law permits a reduction. If you stop dollar cost averaging while the money is allocated to a Dollar Cost Averaging Account, your money will be transferred to the Money Market Subaccount.

You may transfer money in the fixed interest accounts to Subaccounts of the Separate Account, subject to the provisions of your Contract. If you do not withdraw or reallocate money in a fixed interest account within 25 days after the end of that account’s interest period, we will treat it as a new allocation to that fixed account. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.

Loans Under Section 403(b) Contracts

If your Contract qualifies under Section 403(b) of the Code, and if state law permits, you may be able to borrow against money that you have invested in a fixed interest account. Review your Contract loan endorsement or consult our representative for a complete description of the terms of the loan privilege, including minimum and maximum loan amounts, repayment terms, and restrictions on prepayments.

When you borrow, an amount equal to your loan will be transferred, as collateral, from your Separate Account Subaccounts to an account in our general account called the “Restricted Account.” Amounts transferred to the Restricted Account currently earn interest at a rate of 1 1/2 percentage points less than the rate of interest that we charge you on the loan. The lowest possible interest that you could earn on your Restricted Account assets is 2 1/2 percentage points less than the rate charged on the loan. On your contract anniversary, the accrued interest in the Restricted Account will be transferred to your Separate Account Subaccounts in accordance with your current payment allocation instructions.

Loan repayments are due quarterly. When you repay part of your loan, we transfer an amount equal to the principal portion of the repayment from the Restricted Account to the Money Market Subaccount. You may then transfer amounts from the Money Market Subaccount to the other investment options offered under the Contract.

If you are in default, we will report the default to the Internal Revenue Service as a taxable distribution and, if you are then under age 59 1/2, as a premature distribution that may be subject to a 10% penalty. We will repay the loan by withdrawing the amount in default, plus interest and any applicable contingent deferred sales charge, from your Separate Account Subaccounts in accordance with your loan request and agreement. If Section 403(b) prevents us from doing this, your outstanding loan balance will continue to accrue interest and the amount due will be withdrawn when a withdrawal becomes permissible. While a loan balance is outstanding, any withdrawal or death benefit proceeds must first be used to pay the loan.

Loans are subject to the terms of your Contract, your Section 403(b) plan and the Code, and, in the case of plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the ERISA regulations on plan loans, all of which may impose restrictions. We reserve the right to suspend, modify or terminate the availability of loans. Where there is a plan fiduciary, it is the responsibility of the fiduciary to ensure that any contract loans comply with plan qualification requirements, including ERISA.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of some federal income tax considerations generally applicable to Contracts owned by natural persons. This general summary of federal income tax does not address every issue that may affect you. It is based on the law in effect on the date of this prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

Withdrawals and Death Benefits.  You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of your Contract exceeds your investment in the Contract. Ordinary income tax rates apply. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a nonqualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment, as described in the preceding paragraph.

Annuity Payments.  The non-taxable portion of an annuity payment generally is determined by multiplying the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed at ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income tax rates.

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

If your nonqualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified Contracts as withdrawals. Consult a tax advisor before purchasing a Guaranteed Minimum Withdrawal Benefit Rider or option.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities that are includable in gross income are considered net investment income. Income from annuities that are part of a qualified retirement plan are not treated as investment income for the purpose of this tax but may be includible for purposes of determining whether the applicable income limits are exceeded for purposes of this tax.

Early Withdrawals.  An additional income tax of 10% may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.

If you receive systematic payments that you intend to qualify for the “substantial equal periodic payments” exception described above, any modification (except due to death or disability) to your systematic payments before the age of 59 1/2 or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax and an interest charge.

Multiple Contracts.  All nonqualified Contracts that are issued by Penn Mutual to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such Contract Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Nonqualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), individual retirement annuity (“IRA”), Roth IRA, Simplified Employee Pension IRA, or tax-sheltered annuity.

Transfers.  You may pay tax if you transfer your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer over the investment in the Contract at such time. This rule does not apply to transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification.  Section 817(h) of the Code provides that the investments of a separate account in which a Contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The funds in which each Subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each Subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the Subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable contract owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Contract owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the owners of the Contract from being considered the owners of a pro rata share of the assets of the Subaccounts under the Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

Qualified Plans.  The Contracts may be used in connection with certain retirement plans that qualify for special tax treatment under the Code. The plans include rollover individual retirement annuities qualified under Section 408(b) of the Code (referred to as IRAs) and certain tax deferred annuities qualified under Section 403(b) of the Code. Qualified Contracts have special provisions in order to be treated as qualified under the Code.

For some types of qualified retirement plans, there may be no cost basis in the Contract. In this case, the total payments received may be taxable. Before purchasing a contract under a qualified retirement plan, the tax consequences of purchasing such a contract should be considered.

Distribution must generally commence from individual retirement annuities and from Contracts qualified under Section 403(b) no later than the April 1 following the calendar year in which the Contract Owner attains age 70 1/2. Failure to make such required minimum distributions may result in a 50% tax on the amount of the required distribution.

If your qualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. If you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Minimum Withdrawal Benefit Rider itself.

Withholding. Generally, for purposes of a nonqualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations. The same treatment will apply to distributions from a Section 403(b) annuity that are payable as an annuity for the life or life expectancy of one or more individuals, or for a period of at least 10 years, or are required minimum distributions. Other distributions from a qualified plan or a Section 403(b) annuity are subject to mandatory withholding, unless an election is made to receive the distribution as a direct rollover to another eligible retirement plan.

This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

OTHER INFORMATION

Cyber Security.  We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, the underlying funds, the principal underwriter and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders with the underlying funds; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Abandoned Property.  Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering.  Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

Legal Proceedings.  We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on purchase payments made under the Contract will not exceed 5%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

APPENDIX A

This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$9.845	$9.988	$10.133	$10.280	$10.429
Accumulation Unit Value, end of period	$9.704	$9.845	$9.988	$10.133	$10.280
Number of Accumulation Units outstanding, end of period	2,005,292	1,573,058	2,069,737	2,073,013	1,923,906

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$10.580	$10.733	$10.843	$10.716	$10.358
Accumulation Unit Value, end of period	$10.429	$10.580	$10.733	$10.843	$10.716
Number of Accumulation Units outstanding, end of period	3,335,585	2,492,154	2,534,776	3,126,767	946,287

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$11.716	$11.794	$11.946	$12.131	$12.234
Accumulation Unit Value, end of period	$11.846	$11.716	$11.794	$11.946	$12.131
Number of Accumulation Units outstanding, end of period	2,557,064	2,926,976	2,505,695	2,237,703	3,433,167

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$12.140	$11.876	$11.826	$11.424	$11.017
Accumulation Unit Value, end of period	$12.234	$12.140	$11.876	$11.826	$11.424
Number of Accumulation Units outstanding, end of period	3,282,505	2,680,977	2,125,842	1,302,206	807,988

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$14.875	$15.036	$14.516	$15.178	$14.920
Accumulation Unit Value, end of period	$15.294	$14.875	$15.036	$14.516	$15.178
Number of Accumulation Units outstanding, end of period	3,789,672	4,231,103	4,629,083	5,737,518	7,412,250

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$13.746	$13.150	$12.585	$12.150	$11.594
Accumulation Unit Value, end of period	$14.920	$13.746	$13.150	$12.585	$12.150
Number of Accumulation Units outstanding, end of period	6,490,522	5,725,168	4,514,326	2,291,448	1,783,058

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$21.286	$22.350	$22.264	$20.933	$18.540
Accumulation Unit Value, end of period	$24.263	$21.286	$22.350	$22.264	$20.933
Number of Accumulation Units outstanding, end of period	950,123	1,045,026	1,195,892	1,343,446	1,541,765

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$18.249	$16.217	$11.236	$14.996	$14.691
Accumulation Unit Value, end of period	$18.540	$18.249	$16.217	$11.236	$14.996
Number of Accumulation Units outstanding, end of period	1,319,920	1,148,972	924,730	401,638	452,161

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$30.773	$29.737	$26.909	$22.326	$19.745
Accumulation Unit Value, end of period	$32.812	$30.773	$29.737	$26.909	$22.326
Number of Accumulation Units outstanding, end of period	18,126,136	19,604,557	20,585,830	21,976,501	21,927,799

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$19.443	$17.315	$13.217	$18.582	$18.048
Accumulation Unit Value, end of period	$19.745	$19.443	$17.315	$13.217	$18.582
Number of Accumulation Units outstanding, end of period	20,546,547	18,283,455	13,392,651	9,908,869	9,350,973

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$15.196	$15.313	$14.169	$12.314	$11.304
Accumulation Unit Value, end of period	$16.232	$15.196	$15.313	$14.169	$12.314
Number of Accumulation Units outstanding, end of period	614,088	664,985	777,375	864,353	1,071,127

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.865	$9.870	$8.482	$10.000
Accumulation Unit Value, end of period	$11.304	$10.865	$9.870	$8.482
Number of Accumulation Units outstanding, end of period	1,024,559	838,036	537,554	363,762

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$16.821	$15.443	$14.460	$10.546	$9.011
Accumulation Unit Value, end of period	$16.761	$16.821	$15.443	$14.460	$10.546
Number of Accumulation Units outstanding, end of period	1,773,472	2,001,318	2,271,299	2,350,802	2,514,655

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$9.286	$8.067	$5.726	$9.995	$9.291
Accumulation Unit Value, end of period	$9.011	$9.286	$8.067	$5.726	$9.995
Number of Accumulation Units outstanding, end of period	2,520,221	2,309,181	1,902,198	1,542,526	1,040,599

(a)	Penn Series Growth Stock Fund Subaccount prior to September 25, 2008.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$12.682	$12.887	$11.748	$9.684	$8.912
Accumulation Unit Value, end of period	$13.244	$12.682	$12.887	$11.748	$9.684
Number of Accumulation Units outstanding, end of period	352,796	454,181	467,699	613,958	904,476

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$9.698	$8.750	$6.455	$11.659	$11.298
Accumulation Unit Value, end of period	$8.912	$9.698	$8.750	$6.455	$11.659
Number of Accumulation Units outstanding, end of period	991,128	767,977	617,927	294,509	314,705

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$14.692	$14.660	$13.807	$10.158	$8.874
Accumulation Unit Value, end of period	$14.499	$14.692	$14.660	$13.807	$10.158
Number of Accumulation Units outstanding, end of period	450,514	530,749	654,712	713,420	770,670

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.478	$8.200	$6.123	$10.000
Accumulation Unit Value, end of period	$8.874	$9.478	$8.200	$6.123
Number of Accumulation Units outstanding, end of period	729,189	702,034	785,452	547,472

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$16.624	$17.634	$16.073	$12.242	$10.970
Accumulation Unit Value, end of period	$18.288	$16.624	$17.634	$16.073	$12.242
Number of Accumulation Units outstanding, end of period	1,241,103	1,318,754	1,326,980	1,236,067	1,406,145

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$11.645	$10.288	$7.812	$14.312	$14.000
Accumulation Unit Value, end of period	$10.970	$11.645	$10.288	$7.812	$14.312
Number of Accumulation Units outstanding, end of period	1,566,088	1,289,516	997,406	573,101	610,550

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$13.412	$13.719	$12.508	$9.778	$8.584
Accumulation Unit Value, end of period	$14.482	$13.412	$13.719	$12.508	$9.778
Number of Accumulation Units outstanding, end of period	1,242,647	1,379,381	1,679,258	1,829,150	2,030,145

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.090	$8.350	$7.257	$10.000
Accumulation Unit Value, end of period	$8.584	$9.090	$8.350	$7.257
Number of Accumulation Units outstanding, end of period	1,996,700	2,100,820	2,040,805	1,390,847

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$18.906	$18.992	$17.015	$13.091	$11.483
Accumulation Unit Value, end of period	$20.782	$18.906	$18.992	$17.015	$13.091
Number of Accumulation Units outstanding, end of period	3,219,710	3,451,851	3,763,553	3,837,329	3,329,580

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$11.448	$10.120	$8.142	$12.924	$12.478
Accumulation Unit Value, end of period	$11.483	$11.448	$10.120	$8.142	$12.924
Number of Accumulation Units outstanding, end of period	2,590,189	2,341,089	2,099,475	1,528,170	1,126,147

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$18.117	$19.509	$18.078	$13.416	$12.832
Accumulation Unit Value, end of period	$19.003	$18.117	$19.509	$18.078	$13.416
Number of Accumulation Units outstanding, end of period	1,067,960	1,164,542	1,207,489	1,333,332	1,527,844

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$14.117	$11.291	$7.752	$15.383	$12.473
Accumulation Unit Value, end of period	$12.832	$14.117	$11.291	$7.752	$15.383
Number of Accumulation Units outstanding, end of period	1,392,534	1,166,551	953,727	720,501	574,032

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$24.803	$27.350	$24.412	$18.185	$16.021
Accumulation Unit Value, end of period	$28.652	$24.803	$27.350	$24.412	$18.185
Number of Accumulation Units outstanding, end of period	685,796	735,315	760,843	884,056	830,414

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$17.343	$13.989	$9.657	$18.580	$18.169
Accumulation Unit Value, end of period	$16.021	$17.343	$13.989	$9.657	$18.580
Number of Accumulation Units outstanding, end of period	753,834	674,610	550,895	361,928	344,089

PENN SERIES MID CORE VALUE FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$21.145	$21.784	$18.992	$14.920	$13.226
Accumulation Unit Value, end of period	$25.586	$21.145	$21.784	$18.992	$14.920
Number of Accumulation Units outstanding, end of period	516,272	437,779	612,097	629,125	667,377

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$13.910	$11.251	$9.058	$15.038	$15.130
Accumulation Unit Value, end of period	$13.226	$13.910	$11.251	$9.058	$15.038
Number of Accumulation Units outstanding, end of period	700,038	713,275	664,643	587,027	413,249

(a)	Penn Series Strategic Value Fund Subaccount prior to September 25, 2008.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$17.490	$18.019	$18.172	$12.908	$11.354
Accumulation Unit Value, end of period	$18.320	$17.490	$18.019	$18.172	$12.908
Number of Accumulation Units outstanding, end of period	624,564	641,144	637,960	637,637	570,905

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$12.089	$9.824	$6.466	$10.000
Accumulation Unit Value, end of period	$11.354	$12.089	$9.824	$6.466
Number of Accumulation Units outstanding, end of period	442,863	311,879	204,216	44,973

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$17.817	$19.169	$17.802	$13.089	$11.165
Accumulation Unit Value, end of period	$21.988	$17.817	$19.169	$17.802	$13.089
Number of Accumulation Units outstanding, end of period	608,183	640,994	620,643	481,354	486,189

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$12.202	$9.757	$6.800	$10.000
Accumulation Unit Value, end of period	$11.165	$12.202	$9.757	$6.800
Number of Accumulation Units outstanding, end of period	472,370	327,071	193,538	16,239

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$11.639	$11.768	$11.073	$8.164	$7.835
Accumulation Unit Value, end of period	$12.472	$11.639	$11.768	$11.073	$8.164
Number of Accumulation Units outstanding, end of period	598,380	678,452	757,793	705,034	979,163

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$8.943	$7.616	$4.871	$9.894	$9.321
Accumulation Unit Value, end of period	$7.835	$8.943	$7.616	$4.871	$9.894
Number of Accumulation Units outstanding, end of period	990,916	982,299	759,461	479,545	402,652

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$29.963	$32.156	$30.449	$22.237	$19.423
Accumulation Unit Value, end of period	$36.844	$29.963	$32.156	$30.449	$22.237
Number of Accumulation Units outstanding, end of period	931,281	1,009,831	1,011,674	1,089,715	1,179,805

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$19.536	$15.639	$12.502	$17.413	$18.658
Accumulation Unit Value, end of period	$19.423	$19.536	$15.639	$12.502	$17.413
Number of Accumulation Units outstanding, end of period	1,137,494	963,895	847,050	705,997	708,616

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$15.095	$16.142	$15.717	$11.544	$10.141
Accumulation Unit Value, end of period	$17.910	$15.095	$16.142	$15.717	$11.544
Number of Accumulation Units outstanding, end of period	967,521	1,029,418	1,059,376	977,782	917,371

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.775	$8.662	$6.967	$10.000
Accumulation Unit Value, end of period	$10.141	$10.775	$8.662	$6.967
Number of Accumulation Units outstanding, end of period	803,530	606,925	294,783	12,202

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$10.272	$10.569	$11.420	$9.569	$8.217
Accumulation Unit Value, end of period	$10.160	$10.272	$10.569	$11.420	$9.569
Number of Accumulation Units outstanding, end of period	1,516,328	1,591,943	1,605,227	1,582,378	1,648,958

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.541	$9.010	$7.113	$10.000
Accumulation Unit Value, end of period	$8.217	$9.541	$9.010	$7.113
Number of Accumulation Units outstanding, end of period	1,627,799	1,152,249	575,589	10,875

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$26.070	$25.534	$25.164	$24.094	$20.193
Accumulation Unit Value, end of period	$24.370	$26.070	$25.534	$25.164	$24.094
Number of Accumulation Units outstanding, end of period	1,826,638	2,003,559	2,241,965	2,374,813	2,323,920

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$20.302	$18.544	$15.456	$26.707	$22.573
Accumulation Unit Value, end of period	$20.193	$20.302	$18.544	$15.456	$26.707
Number of Accumulation Units outstanding, end of period	2,329,474	2,271,734	1,974,584	1,492,016	1,145,255

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$8.718	$9.926	$10.592	$10.869	$9.220
Accumulation Unit Value, end of period	$9.091	$8.718	$9.926	$10.592	$10.869
Number of Accumulation Units outstanding, end of period	3,321,424	3,662,287	3,774,855	3,879,134	3,548,338

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$11.470	$9.767	$5.983	$10.000
Accumulation Unit Value, end of period	$9.220	$11.470	$9.767	$5.983
Number of Accumulation Units outstanding, end of period	3,268,898	2,538,069	1,527,928	820,092

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$28.806	$27.777	$21.642	$21.291	$18.622
Accumulation Unit Value, end of period	$29.952	$28.806	$27.777	$21.642	$21.291
Number of Accumulation Units outstanding, end of period	752,713	794,950	845,062	978,477	991,086

	Year Ended December 31,
	2011	2010	2009	2008	2007
Accumulation Unit Value, beginning of period	$17.652	$14.310	$11.475	$19.207	$23.730
Accumulation Unit Value, end of period	$18.622	$17.652	$14.310	$11.475	$19.207
Number of Accumulation Units outstanding, end of period	898,045	2,538,069	648,412	385,011	306,260

(a)	Penn Series REIT Fund Subaccount prior to May 1, 2011.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$13.590	$14.011	$13.313	$11.028	$9.689
Accumulation Unit Value, end of period	$14.395	$13.590	$14.011	$13.313	$11.028
Number of Accumulation Units outstanding, end of period	725,985	792,576	871,718	949,194	1,031,049

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.203	$8.927	$7.025	$10.000
Accumulation Unit Value, end of period	$9.689	$10.203	$8.927	$7.025
Number of Accumulation Units outstanding, end of period	1,009,076	937,634	665,719	98,974

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$14.262	$14.637	$13.973	$11.897	$10.623
Accumulation Unit Value, end of period	$15.114	$14.262	$14.637	$13.973	$11.897
Number of Accumulation Units outstanding, end of period	2,563,873	2,978,004	3,237,619	3,379,450	3,785,565

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.975	$9.724	$7.754	$10.000
Accumulation Unit Value, end of period	$10.623	$10.975	$9.724	$7.754
Number of Accumulation Units outstanding, end of period	3,531,723	3,237,725	1,636,384	765,306

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$13.223	$13.491	$12.958	$11.522	$10.539
Accumulation Unit Value, end of period	$13.941	$13.223	$13.491	$12.958	$11.522
Number of Accumulation Units outstanding, end of period	5,364,148	6,140,645	6,818,957	7,507,712	7,976,884

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.623	$9.602	$8.080	$10.000
Accumulation Unit Value, end of period	$10.539	$10.623	$9.602	$8.080
Number of Accumulation Units outstanding, end of period	7,667,673	7,541,039	3,948,768	419,611

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$12.591	$12.803	$12.371	$11.478	$10.753
Accumulation Unit Value, end of period	$13.159	$12.591	$12.803	$12.371	$11.478
Number of Accumulation Units outstanding, end of period	1,614,066	1,778,295	2,158,055	2,569,346	2,814,011

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.621	$9.857	$8.608	$10.000
Accumulation Unit Value, end of period	$10.753	$10.621	$9.857	$8.608
Number of Accumulation Units outstanding, end of period	3,074,822	2,732,069	1,501,781	322,198

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Accumulation Unit Value, beginning of period	$11.812	$11.975	$11.710	$11.377	$10.944
Accumulation Unit Value, end of period	$12.191	$11.812	$11.975	$11.710	$11.377
Number of Accumulation Units outstanding, end of period	1,228,683	1,593,447	1,584,786	1,791,127	2,219,532

	Year Ended December 31,
	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.685	$10.142	$9.288	$10.000
Accumulation Unit Value, end of period	$10.944	$10.685	$10.142	$9.288
Number of Accumulation Units outstanding, end of period	2,140,399	1,808,697	1,084,787	227,913

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

APPENDIX B

This appendix shows the date of availability by State of the version of the Purchasing Power Protector Benefit rider launched as of August 25, 2008.

State	Date	State	Date
Alaska	9/3/2008	Montana	10/7/2008
Alabama	9/3/2008	North Carolina	9/3/2008
Arkansas	9/3/2008	North Dakota	9/3/2008
Arizona	9/3/2008	Nebraska	9/3/2008
California	12/5/2008	New Hampshire	9/8/2008
Colorado	9/3/2008	New Jersey	10/6/2008
Connecticut	9/3/2008	New Mexico	9/3/2008
District of Columbia	9/3/2008	Nevada	9/3/2008
Delaware	10/1/2008	New York	9/24/2008
Florida	9/3/2008	Ohio	9/3/2008
Georgia	9/3/2008	Oklahoma	9/3/2008
Hawaii	9/3/2008	Oregon	11/4/2008
Iowa	9/3/2008	Pennsylvania	9/3/2008
Idaho	9/3/2008	Rhode Island	9/3/2008
Illinois	9/3/2008	South Carolina	9/3/2008
Indiana	9/3/2008	South Dakota	9/3/2008
Kansas	9/3/2008	Tennessee	9/3/2008
Kentucky	9/3/2008	Texas	9/3/2008
Louisiana	9/3/2008	Utah	9/18/2008
Massachusetts	1/23/2009	Virginia	9/3/2008
Maryland	9/3/2008	Vermont	9/3/2008
Maine	9/3/2008	Washington	9/3/2008
Michigan	9/3/2008	Wisconsin	9/3/2008
Minnesota	10/8/2008	West Virginia	9/3/2008
Missouri	9/3/2008	Wyoming	9/3/2008
Mississippi	9/3/2008

B-1

APPENDIX C

This appendix applies to policies who elected the Purchasing Power Protector Benefit rider prior to the date of availability in the State of issue (see Appendix B):

Guaranteed Lifetime Withdrawal Benefit Rider.  At the time you purchase your Contract, you may purchase The Purchasing Power Protector, a package which includes the following enhancements to your Contract:

1)	Guaranteed Lifetime Withdrawal Benefit; and

2)	Death Benefit Enhancement.

This package of enhancements is available for Annuitants ages 35 to 80 and may not be added after you purchase your Contract and may not be selected if you intend to purchase any other package of enhancements or riders described in this prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the rider itself.

The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT.

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as either the Annuitant or the Joint Annuitant, if applicable, is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount (“Withdrawal Amount”) and equals the Lifetime Withdrawal Base (“Withdrawal Base”) multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage (“Withdrawal Percentage”).

Withdrawal Base.  The Withdrawal Base is the greater of (a) or (b) where:

(a)	is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where;

(1)	is the Contract Value on the rider effective date; and

(2)	is each purchase payment received after the rider effective date.

Withdrawal Percentage.  For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are the Withdrawal Percentages for your Contract.

Single or Joint Life Guarantee

Age of Annuitant (at time of first withdrawal)	Withdrawal Percentage
Under 55	2.5%
55-59	3.0%
60-64	3.5%
65-69	4.0%
70-74	4.5%
75 and older	5.0%

The Withdrawal Base is subject to certain adjustments while the rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each contract anniversary after the first withdrawal from the Contract and will be increased if the Contract Owner elects a step-up benefit. The Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

Inflation Adjustment.  The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each contract anniversary and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor.  The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Step-Up Benefit and Step-Up Benefit Date.  The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

The first Step-Up Benefit Date a Contract Owner can elect is the third contract anniversary starting with the rider’s effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the contract anniversary on which the Step-Up Benefit is effective.

Excess Withdrawal Reduction.  If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

Waiting Bonus.  In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the “Waiting Bonus”) which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified contract anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal	Waiting Bonus
1 - 5	0%
6 - 10	0.5%
11 and later	1.0%

Effect of Withdrawals Less Than the Withdrawal Amount.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

Effect of Required Minimum Distributions on Withdrawal Amount.  If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Annuity Payments.  The Contract Owner can elect to receive annuity payments under one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Remaining Payments When Contract Value is Reduced to Zero.  If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such Remaining Payments will be made once each Contract Year. In this situation, no additional purchase payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

Joint and Single Life Guarantees.  The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant, and the spouse must be the Joint Annuitant and Successor Owner.

A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. The Spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Death Benefit Enhancement.  Prior to the Annuity Date and upon receipt of due proof of the Annuitant’s death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the “Benefit Base”), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is $1 million.

Death Benefit Enhancement Benefit Base.  For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

(b)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date;

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

(iii)	the date of the first withdrawal; and

(2)	is each purchase payment received after the rider effective date but prior to the first withdrawal accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant,

(iii)	the date of the first withdrawal; and

(c)	the highest Contract Value as of a contract anniversary date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant for Single Life Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees;

(iii)	the date of the first withdrawal.

Purchase payments made after the date of the first withdrawal will increase the Death Benefit Enhancement Benefit Base on a dollar-for-dollar basis.

Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

(a)	is the Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

Impact of Annuitant’s Death for Joint Life Guarantees.  The Joint Annuitant has the option of continuing the contract. If no withdrawals have been taken, the successor owner may elect to convert the guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

The Joint Annuitant also has the option to surrender the Contract and receive a Death Benefit equal to the Contract Value, and the Contract and rider terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the Contract and rider are terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant’s lifetime.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Termination of Rider.  This Rider will terminate:

(a)	on any contract anniversary, after the third contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)	if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

STATEMENT OF ADDITIONAL INFORMATION — MAY 1, 2017

PENNFREEDOM

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2017 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

VARIABLE ANNUITY PAYMENTS

First Variable Annuity Payment

When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the contract for the annuity option chosen. The annuity tables show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant’s age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

Subsequent Variable Annuity Payments

The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the Subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of annuity units credited, multiplied by the value of the annuity unit for the Valuation Period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

Annuity Units

For each Subaccount selected, the number of annuity units is the amount of the first annuity payment allocated to the Subaccount divided by the value of an annuity unit for the Subaccount on the Annuity Date. The number of your annuity units will not change as a result of investment experience.

Value of Annuity Units

The value of an annuity unit for each Subaccount was arbitrarily set at $10 when the Subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an annuity unit for a Subaccount is the value of an annuity unit for the Subaccount for the last prior Valuation Period multiplied by the net investment factor for the Subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the asset based contract administration charge. On an annual basis, the sum of such charges equals 1.45% of the daily net asset value of the Subaccount.

Assumed Interest Rate

Assumed interest rates of 3% or 5% are included in the annuity tables in the contracts. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2016, 2015, and 2014, Penn Mutual paid to HTK underwriting commissions of approximately $44,811, $49,312, and $53,963, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 5% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid.

CUSTODIAN

Penn Mutual is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company as of December 31, 2016 and 2015 and for each of the two years in the period ended December 31, 2016, and the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2016 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1111 Pennsylvania Avenue, NW, Washington, D.C. 20004.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear on the following pages. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2016

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the following subaccounts: Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund , Moderately Conservative Allocation Fund, Conservative Allocation Fund, High Income Bond Fund II, Financial Services Fund, Health Care Fund, Russell 2000 1.5x Strategy Fund , Nova Fund , NASDAQ-100 Fund, Technology Fund, Inverse S&P 500 Strategy Fund, Government Long Bond 1.2x Strategy Fund, U.S. Government Money Market Fund, Utilities Fund, Equity Income Portfolio II, and International Stock Portfolio (constituting the Penn Mutual Variable Annuity Account III, hereafter referred to as the “Separate Account”) as of December 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

April 4, 2017

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Assets:
Investments at fair value	$6,289,191,995	$95,576,835	$88,378,231	$254,897,447
Dividends receivable	885	885	—	—
Receivable for securities sold	882,835	405,841	7,233	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	338,247	5,172	4,687	13,670
Payable for securities purchased	639,279	—	—	61,696

Total Net Assets	$6,289,098,189	$95,978,389	$88,380,777	$254,822,081

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA		$28,555,639	$21,420,114	$66,632,885
Diversifier II/Optimizer/Retirement Planner VA		2,861,469	1,798,303	10,145,174
Inflation Protector Variable Annuity		6,259,691	6,389,077	21,828,128
Olympia XT Advisor		—	—	—
Penn Freedom Advisor		—	—	—
Pennant Select		8,294,783	12,777,749	26,545,389
PennFreedom		19,459,160	30,290,347	57,955,449
Smart Foundation Flex		15,924,404	5,723,565	30,313,873
Smart Foundation Plus		7,553,096	4,665,797	21,569,862
Smart Foundation VA		7,070,147	5,315,825	19,831,321

Total Net Assets		$95,978,389	$88,380,777	$254,822,081

Accumulation of Unit Values:
Commander/Enhanced Credit VA		$10.91	$13.46	$18.26

Diversifier II/Optimizer/Retirement Planner VA		$22.53	$17.01	$41.30

Inflation Protector Variable Annuity		$9.01	$9.56	$10.85

Olympia XT Advisor		$—	$—	$—

Penn Freedom Advisor		$—	$—	$—

Pennant Select		$10.92	$13.58	$18.42

PennFreedom		$9.70	$11.85	$15.29

Smart Foundation Flex		$9.22	$9.59	$10.18

Smart Foundation Plus		$9.24	$9.61	$10.20

Smart Foundation VA		$9.33	$9.71	$10.30

Number of Shares		95,983,561	7,433,597	18,163,632
Cost of Investments	$4,597,749,720	$95,983,561	$86,204,789	$237,290,256

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Assets:
Investments at fair value	$126,550,811	$3,170,809,168	$55,901,965	$186,201,174
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	1,831	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	6,740	171,910	2,948	9,842
Payable for securities purchased	25,178	385,710	—	17,111

Total Net Assets	$126,518,893	$3,170,251,548	$55,900,848	$186,174,221

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$34,710,400	$673,161,525	$12,347,496	$47,260,575
Diversifier II/Optimizer/Retirement Planner VA	9,260,555	174,179,581	7,778,210	24,025,378
Inflation Protector Variable Annuity	10,154,053	339,192,821	4,500,038	8,453,069
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	13,199,843	231,186,483	6,629,242	17,089,180
PennFreedom	23,051,683	594,728,349	9,967,269	29,724,014
Smart Foundation Flex	13,126,544	481,291,125	6,121,387	23,134,643
Smart Foundation Plus	12,092,062	348,865,665	3,866,195	19,064,841
Smart Foundation VA	10,923,753	327,645,999	4,691,011	17,422,521

Total Net Assets	$126,518,893	$3,170,251,548	$55,900,848	$186,174,221

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$25.41	$45.56	$16.30	$11.81

Diversifier II/Optimizer/Retirement Planner VA*	$90.62	$276.50	$16.51	$81.67

Inflation Protector Variable Annuity	$13.80	$18.28	$15.76	$20.63

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$25.64	$45.97	$16.37	$11.91

PennFreedom	$24.26	$32.81	$16.23	$16.76

Smart Foundation Flex	$12.84	$16.27	$14.08	$18.09

Smart Foundation Plus	$12.88	$16.31	$14.12	$18.13

Smart Foundation VA	$13.00	$16.47	$14.26	$18.32

Number of Shares	10,311,788	69,694,954	3,176,352	6,124,476
Cost of Investments	$105,159,746	$2,116,311,356	$41,432,250	$130,515,118

*	The accumulated unit value for Diversifier II Non-Qualified in the Large Growth Stock Fund is $81.00

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Assets:
Investments at fair value	$25,245,908	$52,040,391	$110,886,654	$83,571,656
Dividends receivable	—	—	—	—
Receivable for securities sold	—	4,569	—	4,985

Liabilities:
Due to The Penn Mutual Life Insurance Company	1,353	2,626	5,703	4,363
Payable for securities purchased	25,729	—	19,619	—

Total Net Assets	$25,218,826	$52,042,334	$110,861,332	$83,572,278

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$8,265,890	$10,891,518	$25,372,493	$24,104,634
Diversifier II/Optimizer/Retirement Planner VA	973,636	18,754,810	27,303,283	10,839,523
Inflation Protector Variable Annuity	1,552,430	1,455,613	3,613,309	3,303,101
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	2,473,692	6,054,254	11,195,409	9,897,453
PennFreedom	4,672,328	6,531,732	22,696,676	17,994,798
Smart Foundation Flex	3,760,882	3,420,957	6,719,796	8,151,121
Smart Foundation Plus	2,168,574	2,905,563	9,085,238	3,903,507
Smart Foundation VA	1,351,394	2,027,887	4,875,128	5,378,141

Total Net Assets	$25,218,826	$52,042,334	$110,861,332	$83,572,278

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$13.34	$14.56	$19.19	$14.54

Diversifier II/Optimizer/Retirement Planner VA	$13.64	$14.74	$80.87	$14.73

Inflation Protector Variable Annuity	$15.43	$17.72	$17.57	$17.33

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$13.44	$14.62	$19.37	$14.60

PennFreedom	$13.24	$14.50	$18.29	$14.48

Smart Foundation Flex	$14.40	$15.84	$16.21	$16.41

Smart Foundation Plus	$14.44	$15.88	$16.25	$16.45

Smart Foundation VA	$14.58	$16.04	$16.41	$16.62

Number of Shares	1,818,326	3,189,029	4,472,248	5,165,429
Cost of Investments	$19,983,072	$35,674,738	$79,524,632	$58,216,874

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$258,855,449	$67,719,370	$113,339,490	$54,728,014
Dividends receivable	—	—	—	—
Receivable for securities sold	—	63,182	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	13,809	3,542	6,026	2,903
Payable for securities purchased	4,625	—	34,984	54,558

Total Net Assets	$258,837,015	$67,779,010	$113,298,480	$54,670,553

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$59,537,369	$19,035,850	$32,327,085	$16,796,029
Diversifier II/Optimizer/Retirement Planner VA	17,074,314	6,960,185	11,235,354	2,021,616
Inflation Protector Variable Annuity	20,141,865	1,809,090	5,741,167	3,016,536
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	26,921,242	7,416,132	9,945,895	6,196,084
PennFreedom	66,909,429	20,293,565	19,648,636	13,208,884
Smart Foundation Flex	29,359,011	4,602,400	11,796,691	4,712,879
Smart Foundation Plus	18,833,282	4,256,266	15,641,734	4,729,216
Smart Foundation VA	20,060,503	3,405,522	6,961,918	3,989,309

Total Net Assets	$258,837,015	$67,779,010	$113,298,480	$54,670,553

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$19.18	$11.81	$34.28	$25.78

Diversifier II/Optimizer/Retirement Planner VA	$30.32	$25.94	$44.93	$26.35

Inflation Protector Variable Annuity	$20.15	$16.37	$19.07	$21.43

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$19.36	$11.91	$34.59	$25.96

PennFreedom	$20.78	$19.00	$28.65	$25.59

Smart Foundation Flex	$17.62	$14.35	$17.49	$18.76

Smart Foundation Plus	$17.66	$14.38	$17.53	$18.81

Smart Foundation VA	$17.84	$14.52	$17.71	$19.00

Number of Shares	14,380,601	4,543,066	4,993,588	2,534,699
Cost of Investments	$179,506,287	$51,473,440	$78,225,911	$37,788,217

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$39,808,190	$53,672,716	$50,345,378	$171,335,106
Dividends receivable	—	—	—	—
Receivable for securities sold	30,129	3,195	2,218	33,704

Liabilities:
Due to The Penn Mutual Life Insurance Company	2,190	2,932	2,619	9,027
Payable for securities purchased	—	—	—	—

Total Net Assets	$39,836,129	$53,672,979	$50,344,977	$171,359,783

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$5,330,664	$9,804,658	$15,745,131	$57,478,878
Diversifier II/Optimizer/Retirement Planner VA	733,020	1,341,708	8,554,016	15,813,728
Inflation Protector Variable Annuity	3,971,306	7,200,239	1,872,466	8,565,874
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	2,529,476	3,943,353	5,198,522	16,925,150
PennFreedom	11,441,441	13,371,922	7,462,327	34,309,952
Smart Foundation Flex	8,855,585	8,208,197	4,075,506	13,806,537
Smart Foundation Plus	3,202,488	4,904,151	4,352,571	15,396,574
Smart Foundation VA	3,772,149	4,898,751	3,084,438	9,063,090

Total Net Assets	$39,836,129	$53,672,979	$50,344,977	$171,359,783

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$18.40	$22.08	$20.42	$47.40

Diversifier II/Optimizer/Retirement Planner VA	$18.63	$22.36	$38.47	$70.00

Inflation Protector Variable Annuity	$17.88	$20.90	$15.96	$22.04

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$18.47	$22.17	$20.60	$47.83

PennFreedom	$18.32	$21.99	$12.47	$36.84

Smart Foundation Flex	$15.83	$19.22	$15.41	$18.57

Smart Foundation Plus	$15.87	$19.27	$15.45	$18.61

Smart Foundation VA	$16.03	$19.47	$15.60	$18.80

Number of Shares	1,926,418	2,173,994	1,619,936	5,183,570
Cost of Investments	$37,053,632	$41,485,476	$37,528,508	$100,616,534

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Assets:
Investments at fair value	$57,799,982	$49,664,490	$185,694,127	$88,345,317
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	182,283	44,780

Liabilities:
Due to The Penn Mutual Life Insurance Company	3,151	2,693	9,772	4,721
Payable for securities purchased	4,505	5,564	—	—

Total Net Assets	$57,792,326	$49,656,233	$185,866,638	$88,385,376

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$9,280,686	$8,133,822	$59,642,151	$21,179,924
Diversifier II/Optimizer/Retirement Planner VA	484,925	562,043	19,479,577	3,588,191
Inflation Protector Variable Annuity	5,721,255	5,797,885	10,483,143	7,217,525
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	4,513,565	4,774,897	17,450,835	8,399,969
PennFreedom	17,327,082	15,405,520	44,512,404	30,194,475
Smart Foundation Flex	10,591,682	7,439,688	15,223,830	9,266,758
Smart Foundation Plus	3,470,130	2,176,071	11,940,395	4,029,523
Smart Foundation VA	6,403,001	5,366,307	7,134,303	4,509,011

Total Net Assets	$57,792,326	$49,656,233	$185,866,638	$88,385,376

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$17.98	$10.20	$19.17	$9.13

Diversifier II/Optimizer/Retirement Planner VA	$18.21	$10.33	$42.85	$9.24

Inflation Protector Variable Annuity	$19.82	$11.46	$12.91	$8.96

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$18.06	$10.25	$19.34	$9.17

PennFreedom	$17.91	$10.16	$24.37	$9.09

Smart Foundation Flex	$17.29	$12.25	$11.97	$9.72

Smart Foundation Plus	$17.34	$12.28	$12.00	$9.75

Smart Foundation VA	$17.51	$12.40	$12.12	$9.85

Number of Shares	2,876,828	4,348,417	8,088,617	8,648,738
Cost of Investments	$44,390,466	$48,461,705	$157,384,425	$94,662,292

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Real Estate Securities Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Assets:
Investments at fair value	$101,686,586	$59,403,801	$219,346,050	$320,326,139
Dividends receivable	—	—	—	—
Receivable for securities sold	6,785	7,324	12,813	61,995

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,459	3,247	11,900	17,376
Payable for securities purchased	—	—	—	—

Total Net Assets	$101,687,912	$59,407,878	$219,346,963	$320,370,758

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$27,000,714	$11,971,062	$62,302,890	$63,345,852
Diversifier II/Optimizer/Retirement Planner VA	4,087,323	719,949	1,591,849	2,997,877
Inflation Protector Variable Annuity	9,606,814	10,947,285	29,010,467	40,825,671
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	9,252,419	4,728,413	22,766,772	42,225,065
PennFreedom	22,543,742	10,449,642	38,749,571	74,775,185
Smart Foundation Flex	11,022,171	7,861,471	32,574,648	41,896,688
Smart Foundation Plus	9,217,142	4,138,052	13,411,566	26,089,721
Smart Foundation VA	8,957,587	8,592,004	18,939,200	28,214,699

Total Net Assets	$101,687,912	$59,407,878	$219,346,963	$320,370,758

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$30.17	$14.45	$15.18	$14.00

Diversifier II/Optimizer/Retirement Planner VA	$30.84	$14.64	$15.37	$14.18

Inflation Protector Variable Annuity	$17.99	$15.68	$15.03	$13.96

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$30.39	$14.52	$15.24	$14.06

PennFreedom	$29.95	$14.39	$15.11	$13.94

Smart Foundation Flex	$16.00	$14.57	$13.98	$13.02

Smart Foundation Plus	$16.04	$14.60	$14.01	$13.05

Smart Foundation VA	$16.20	$14.75	$14.15	$13.18

Number of Shares	5,087,212	3,715,518	13,119,549	20,858,602
Cost of Investments	$77,566,668	$48,520,681	$174,098,360	$251,992,073

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	High Income Bond Fund II	Financial Services Fund†
Assets:
Investments at fair value	$94,050,902	$52,771,032	$73,576	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	7,443	2,516	3	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,049	2,805	4	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$94,053,296	$52,770,743	$73,575	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$23,077,777	$13,815,558	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	2,117,312	305,919	—	—
Inflation Protector Variable Annuity	10,008,748	3,656,783	—	—
Olympia XT Advisor	—	—	73,575	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	12,044,088	8,873,138	—	—
PennFreedom	21,237,711	14,977,957	—	—
Smart Foundation Flex	7,862,204	3,131,460	—	—
Smart Foundation Plus	9,609,938	4,640,229	—	—
Smart Foundation VA	8,095,518	3,369,699	—	—

Total Net Assets	$94,053,296	$52,770,743	$73,575	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$13.21	$12.24	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$13.38	$12.40	$—	$—

Inflation Protector Variable Annuity	$12.82	$11.49	$—	$—

Olympia XT Advisor	$—	$—	$24.22	$11.50

Penn Freedom Advisor	$—	$—	$23.53	$11.17

Pennant Select	$13.27	$12.29	$—	$—

PennFreedom	$13.16	$12.19	$—	$—

Smart Foundation Flex	$12.06	$11.00	$—	$—

Smart Foundation Plus	$12.09	$11.03	$—	$—

Smart Foundation VA	$12.22	$11.14	$—	$—

Number of Shares	6,522,770	3,959,006	10,757	—
Cost of Investments	$81,537,411	$48,944,361	$67,878	$—

†	Financial Services Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Health Care Fund††	Russell 2000 1.5x Strategy Fund	Nova Fund†††	NASDAQ-100 Fund††††
Assets:
Investments at fair value	$—	$24,354	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	—	1	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	1	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$24,354	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	24,354	—	—
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$24,354	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$24.31	$22.95	$20.83	$28.67

Penn Freedom Advisor	$23.61	$22.29	$20.23	$27.84

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	380	—	—
Cost of Investments	$—	$5,505	$—	$—

††	Health Care Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††	Nova Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††	NASDAQ-100 Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Technology Fund†††††	Inverse S&P 500 Strategy Fund††††††	Government Long Bond 1.2x Strategy Fund†††††††	U.S. Government Money Market Fund
Assets:
Investments at fair value	$—	$—	$—	$4,211
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$—	$4,211

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	4,211
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$—	$—	$4,211

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$19.68	$2.01	$20.13	$9.13

Penn Freedom Advisor	$19.11	$1.96	$19.55	$8.86

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	—	—	4,211
Cost of Investments	$—	$—	$—	$4,211

†††††	Technology Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Utilites Fund††††††††	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$—	$108,575	$28,900
Dividends receivable	—	—	—
Receivable for securities sold	—	4	1

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	6	1
Payable for securities purchased	—	—	—

Total Net Assets	$—	$108,573	$28,900

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—
Inflation Protector Variable Annuity	—	—	—
Olympia XT Advisor	—	108,573	28,900
Penn Freedom Advisor	—	—	—
Pennant Select	—	—	—
PennFreedom	—	—	—
Smart Foundation Flex	—	—	—
Smart Foundation Plus	—	—	—
Smart Foundation VA	—	—	—

Total Net Assets	$—	$108,573	$28,900

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—

Olympia XT Advisor	$19.59	$19.78	$16.08

Penn Freedom Advisor	$19.03	$19.47	$15.62

Pennant Select	$—	$—	$—

PennFreedom	$—	$—	$—

Smart Foundation Flex	$—	$—	$—

Smart Foundation Plus	$—	$—	$—

Smart Foundation VA	$—	$—	$—

Number of Shares	—	3,843	2,025
Cost of Investments	$—	$108,827	$30,460

††††††††	Utilities Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Net Investment Income (Loss):
Dividends	$11,330	$8,923	$—	$—	$—

Expense:
Mortality and expense risk charges	81,572,419	1,174,941	1,165,617	3,503,542	1,602,634
Contract administration charges	8,623,294	128,232	131,287	381,514	168,924

Net investment income (loss)	(90,184,383)	(1,294,250)	(1,296,904)	(3,885,056)	(1,771,558)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	278,509,590	—	592,026	6,641,514	4,291,437
Realized gains distributions	11,134	—	—	—	—

Net realized gain (loss) from investment transactions	278,520,724	—	592,026	6,641,514	4,291,437
Net change in unrealized gain (loss) of investments	190,034,138	—	1,679,207	4,537,326	13,394,805

Net realized and unrealized gain (loss) on investments	468,554,862	—	2,271,233	11,178,840	17,686,242

Net increase (decrease) in net assets resulting from operations	$378,370,479	$(1,294,250)	$974,329	$7,293,784	$15,914,684

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	41,038,444	715,667	2,411,122	335,743	695,067
Contract administration charges	4,330,094	70,157	238,932	36,547	51,791

Net investment income (loss)	(45,368,538)	(785,824)	(2,650,054)	(372,290)	(746,858)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	133,903,354	2,904,017	13,848,444	1,568,906	3,325,272
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	133,903,354	2,904,017	13,848,444	1,568,906	3,325,272
Net change in unrealized gain (loss) of investments	107,109,948	1,494,836	(11,999,726)	(160,935)	(3,317,652)

Net realized and unrealized gain (loss) on investments	241,013,302	4,398,853	1,848,718	1,407,971	7,620

Net increase (decrease) in net assets resulting from operations	$195,644,764	$3,613,029	$(801,336)	$1,035,681	$(739,238)

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	1,368,088	1,056,541	3,248,333	874,932	1,408,263
Contract administration charges	118,683	106,234	344,589	90,800	144,188

Net investment income (loss)	(1,486,771)	(1,162,775)	(3,592,922)	(965,732)	(1,552,451)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	5,771,054	6,312,669	17,592,698	3,371,254	7,259,954
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	5,771,054	6,312,669	17,592,698	3,371,254	7,259,954
Net change in unrealized gain (loss) of investments	5,830,742	945,329	9,510,759	771,043	9,942,709

Net realized and unrealized gain (loss) on investments	11,601,796	7,257,998	27,103,457	4,142,297	17,202,663

Net increase (decrease) in net assets resulting from operations	$10,115,025	$6,095,223	$23,510,535	$3,176,565	$15,650,212

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	598,122	508,283	606,378	637,392	1,979,670
Contract administration charges	65,806	55,101	65,707	61,053	206,471

Net investment income (loss)	(663,928)	(563,384)	(672,085)	(698,445)	(2,186,141)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	3,991,797	1,108,983	2,064,905	2,446,453	10,740,752
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	3,991,797	1,108,983	2,064,905	2,446,453	10,740,752
Net change in unrealized gain (loss) of investments	5,530,402	1,033,587	8,440,918	1,627,814	23,972,842

Net realized and unrealized gain (loss) on investments	9,522,199	2,142,570	10,505,823	4,074,267	34,713,594

Net increase (decrease) in net assets resulting from operations	$8,858,271	$1,579,186	$9,833,738	$3,375,822	$32,527,453

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	656,325	648,398	2,691,008	1,210,006	1,356,177
Contract administration charges	72,762	72,019	277,435	132,060	147,491

Net investment income (loss)	(729,087)	(720,417)	(2,968,443)	(1,342,066)	(1,503,668)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,862,574	593,000	9,485,530	(600,257)	6,525,903
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	1,862,574	593,000	9,485,530	(600,257)	6,525,903
Net change in unrealized gain (loss) of investments	7,703,755	(404,332)	(19,655,890)	5,794,501	(1,097,931)

Net realized and unrealized gain (loss) on investments	9,566,329	188,668	(10,170,360)	5,194,244	5,427,972

Net increase (decrease) in net assets resulting from operations	$8,837,242	$(531,749)	$(13,138,803)	$3,852,178	$3,924,304

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	787,790	2,971,781	4,307,109	1,267,630	744,077
Contract administration charges	86,725	331,890	480,351	140,754	85,302

Net investment income (loss)	(874,515)	(3,303,671)	(4,787,460)	(1,408,384)	(829,379)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,068,505	11,873,512	13,620,549	3,461,826	1,906,968
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,068,505	11,873,512	13,620,549	3,461,826	1,906,968
Net change in unrealized gain (loss) of investments	2,157,561	4,356,483	7,982,738	2,080,573	742,568

Net realized and unrealized gain (loss) on investments	4,226,066	16,229,995	21,603,287	5,542,399	2,649,536

Net increase (decrease) in net assets resulting from operations	$3,351,551	$12,926,324	$16,815,827	$4,134,015	$1,820,157

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	High Income Bond Fund II	Financial Services Fund†	Health Care Fund††	Russell 2000 1.5x Strategy Fund	Nova Fund†††
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	624	—	—	286	—
Contract administration charges	75	—	—	30	—

Net investment income (loss)	(699)	—	—	(316)	—

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	44	—	—	252	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	44	—	—	252	—
Net change in unrealized gain (loss) of investments	5,701	—	—	5,444	—

Net realized and unrealized gain (loss) on investments	5,745	—	—	5,696	—

Net increase (decrease) in net assets resulting from operations	$5,046	$—	$—	$5,380	$—

†	Financial Services Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††	Health Care Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††	Nova Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	NASDAQ-100 Fund††††	Technology Fund†††††	Inverse S&P 500 Strategy Fund††††††	Government Long Bond 1.2x Strategy Fund†††††††	U.S. Government Money Market Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$172	$—

Expense:
Mortality and expense risk charges	—	—	—	243	643
Contract administration charges	—	—	—	29	76

Net investment income (loss)	—	—	—	(100)	(719)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	—	3,734	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	—	—	3,734	—
Net change in unrealized gain (loss) of investments	—	—	—	3,927	—

Net realized and unrealized gain (loss) on investments	—	—	—	7,661	—

Net increase (decrease) in net assets resulting from operations	$—	$—	$—	$7,561	$(719)

††††	NASDAQ-100 Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††	Technology Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Utilites Fund††††††††	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$—	$1,926	$309

Expense:
Mortality and expense risk charges	—	1,199	344
Contract administration charges	—	144	41

Net investment income (loss)	—	583	(76)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	(20,310)	(7,729)
Realized gains distributions	—	10,072	1,062

Net realized gain (loss) from investment transactions	—	(10,238)	(6,667)
Net change in unrealized gain (loss) of investments	—	11,731	3,355

Net realized and unrealized gain (loss) on investments	—	1,493	(3,312)

Net increase (decrease) in net assets resulting from operations	$—	$2,076	$(3,388)

††††††††	Utilities Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	Total		Money Market Fund		Limited Maturity Bond Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(90,184,383)	$(79,994,172)	$(1,294,250)	$(943,530)	$(1,296,904)	$(1,255,396)
Net realized gains (losses) from investment transactions	278,520,724	246,135,439	—	—	592,026	536,816
Net change in unrealized gain (loss) of investments	190,034,138	(130,249,179)	—	—	1,679,207	251,058

Net increase (decrease) in net assets resulting from operations	378,370,479	35,892,088	(1,294,250)	(943,530)	974,329	(467,522)

Variable Annuity Activities:
Purchase payments	300,599,487	417,235,278	6,512,443	12,566,363	2,346,867	4,329,864
Surrender benefits	(421,352,232)	(399,904,611)	(28,008,247)	(20,285,511)	(6,357,693)	(8,486,909)
Net transfers	108,229,813	151,042,523	45,936,437	1,187,110	(355,697)	1,239,701
Payments for supplementary contracts without life contingency	(5,063)	(5,261)	—	—	—	—
Payments for supplementary contracts with life contingency	(13,292)	(81,156)	—	—	—	—
Contract administration charges	(54,513,587)	(58,617,950)	(764,086)	(731,910)	(765,943)	(988,325)
Annuity benefits	(45,959,108)	(48,838,415)	(905,895)	(1,495,903)	(656,803)	(1,672,993)

Net increase (decrease) in net assets resulting from variable annuity activities	(113,013,982)	60,830,408	22,770,652	(8,759,851)	(5,789,269)	(5,578,662)

Total increase (decrease) in net assets	265,356,497	96,722,496	21,476,402	(9,703,381)	(4,814,940)	(6,046,184)
Net Assets:
Beginning of year	6,023,741,692	5,927,019,196	74,501,987	84,205,368	93,195,717	99,241,901

End of year	$6,289,098,189	$6,023,741,692	$95,978,389	$74,501,987	$88,380,777	$93,195,717

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(3,885,056)	$(3,467,580)	$(1,771,558)	$(1,680,440)	$(45,368,538)	$(37,652,224)
Net realized gains (losses) from investment transactions	6,641,514	5,125,942	4,291,437	5,831,631	133,903,354	85,965,819
Net change in unrealized gain (loss) of investments	4,537,326	(4,049,074)	13,394,805	(9,791,500)	107,109,948	48,495,709

Net increase (decrease) in net assets resulting from operations	7,293,784	(2,390,712)	15,914,684	(5,640,309)	195,644,764	96,809,304

Variable Annuity Activities:
Purchase payments	11,666,643	16,271,130	3,968,691	5,867,039	193,528,086	243,489,357
Surrender benefits	(23,127,543)	(22,731,984)	(9,962,615)	(10,663,254)	(188,758,224)	(169,065,644)
Net transfers	6,787,206	3,689,616	1,610,813	(616,031)	94,064,479	128,374,206
Payments for supplementary contracts without life contingency	(279)	(287)	(399)	(413)	(1,829)	(1,842)
Payments for supplementary contracts with life contingency	—	—	(2,076)	(2,129)	(4,036)	(22,353)
Contract administration charges	(2,209,365)	(2,445,794)	(1,021,833)	(1,191,617)	(27,437,109)	(27,490,545)
Annuity benefits	(2,974,088)	(2,386,416)	(1,332,557)	(995,201)	(21,480,364)	(23,160,582)

Net increase (decrease) in net assets resulting from variable annuity activities	(9,857,426)	(7,603,735)	(6,739,976)	(7,601,606)	49,911,003	152,122,597

Total increase (decrease) in net assets	(2,563,642)	(9,994,447)	9,174,708	(13,241,915)	245,555,767	248,931,901
Net Assets:
Beginning of year	257,385,723	267,380,170	117,344,185	130,586,100	2,924,695,781	2,675,763,880

End of year	$254,822,081	$257,385,723	$126,518,893	$117,344,185	$3,170,251,548	$2,924,695,781

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(785,824)	$(737,604)	$(2,650,054)	$(2,490,282)	$(372,290)	$(343,293)
Net realized gains (losses) from investment transactions	2,904,017	3,359,324	13,848,444	14,649,596	1,568,906	1,170,171
Net change in unrealized gain (loss) of investments	1,494,836	(2,976,456)	(11,999,726)	3,831,379	(160,935)	(1,216,812)

Net increase (decrease) in net assets resulting from operations	3,613,029	(354,736)	(801,336)	15,990,693	1,035,681	(389,934)

Variable Annuity Activities:
Purchase payments	1,605,938	1,944,237	9,494,056	12,385,027	581,108	2,184,489
Surrender benefits	(4,066,297)	(4,265,866)	(11,447,021)	(10,912,038)	(1,602,930)	(1,758,865)
Net transfers	1,593,126	67,558	(2,869,687)	339,244	(521,890)	756,977
Payments for supplementary contracts without life contingency	—	—	(989)	(1,060)	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(410,849)	(470,364)	(1,428,663)	(1,592,768)	(200,472)	(227,742)
Annuity benefits	(782,288)	(546,695)	(1,552,225)	(1,095,264)	(124,350)	(73,219)

Net increase (decrease) in net assets resulting from variable annuity activities	(2,060,370)	(3,271,130)	(7,804,529)	(876,859)	(1,868,534)	881,640

Total increase (decrease) in net assets	1,552,659	(3,625,866)	(8,605,865)	15,113,834	(832,853)	491,706
Net Assets:
Beginning of year	54,348,189	57,974,055	194,780,086	179,666,252	26,051,679	25,559,973

End of year	$55,900,848	$54,348,189	$186,174,221	$194,780,086	$25,218,826	$26,051,679

	Large Core Growth Fund		Large Cap Value Fund		Large Core Value Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(746,858)	$(796,244)	$(1,486,771)	$(1,519,974)	$(1,162,775)	$(1,173,825)
Net realized gains (losses) from investment transactions	3,325,272	4,763,795	5,771,054	7,232,365	6,312,669	7,346,856
Net change in unrealized gain (loss) of investments	(3,317,652)	(3,737,860)	5,830,742	(12,285,121)	945,329	(8,162,253)

Net increase (decrease) in net assets resulting from operations	(739,238)	229,691	10,115,025	(6,572,730)	6,095,223	(1,989,222)

Variable Annuity Activities:
Purchase payments	1,272,964	2,155,201	1,889,466	3,031,613	1,943,150	3,901,780
Surrender benefits	(3,517,423)	(4,220,473)	(8,328,658)	(8,714,539)	(5,943,597)	(7,196,771)
Net transfers	(1,811,292)	(3,004,549)	(1,600,226)	2,568,915	(2,494,062)	(1,548,004)
Payments for supplementary contracts without life contingency	—	—	(952)	(1,027)	—	—
Payments for supplementary contracts with life contingency	—	—	—	(13,892)	—	(16,324)
Contract administration charges	(274,618)	(332,649)	(625,282)	(759,872)	(563,293)	(698,956)
Annuity benefits	(573,981)	(785,433)	(904,092)	(1,278,045)	(892,830)	(678,425)

Net increase (decrease) in net assets resulting from variable annuity activities	(4,904,350)	(6,187,903)	(9,569,744)	(5,166,847)	(7,950,632)	(6,236,700)

Total increase (decrease) in net assets	(5,643,588)	(5,958,212)	545,281	(11,739,577)	(1,855,409)	(8,225,922)
Net Assets:
Beginning of year	57,685,922	63,644,134	110,316,051	122,055,628	85,427,687	93,653,609

End of year	$52,042,334	$57,685,922	$110,861,332	$110,316,051	$83,572,278	$85,427,687

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(3,592,922)	$(3,250,891)	$(965,732)	$(975,360)	$(1,552,451)	$(1,511,177)
Net realized gains (losses) from investment transactions	17,592,698	18,042,704	3,371,254	4,761,062	7,259,954	10,470,232
Net change in unrealized gain (loss) of investments	9,510,759	(15,672,125)	771,043	(8,945,645)	9,942,709	(19,585,287)

Net increase (decrease) in net assets resulting from operations	23,510,535	(880,312)	3,176,565	(5,159,943)	15,650,212	(10,626,232)

Variable Annuity Activities:
Purchase payments	8,435,885	13,471,873	1,631,428	3,225,445	4,654,910	9,126,328
Surrender benefits	(14,975,964)	(15,312,101)	(4,692,860)	(5,312,993)	(7,735,377)	(9,355,879)
Net transfers	(472,198)	6,540,169	(1,389,777)	387,013	(2,488,626)	553,688
Payments for supplementary contracts without life contingency	(615)	(632)	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(2,275,132)	(2,471,347)	(537,227)	(652,661)	(828,778)	(956,621)
Annuity benefits	(1,476,473)	(1,163,224)	(533,080)	(528,978)	(913,028)	(665,882)

Net increase (decrease) in net assets resulting from variable annuity activities	(10,764,497)	1,064,738	(5,521,516)	(2,882,174)	(7,310,899)	(1,298,366)

Total increase (decrease) in net assets	12,746,038	184,426	(2,344,951)	(8,042,117)	8,339,313	(11,924,598)
Net Assets:
Beginning of year	246,090,977	245,906,551	70,123,961	78,166,078	104,959,167	116,883,765

End of year	$258,837,015	$246,090,977	$67,779,010	$70,123,961	$113,298,480	$104,959,167

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(663,928)	$(600,747)	$(563,384)	$(540,978)	$(672,085)	$(582,113)
Net realized gains (losses) from investment transactions	3,991,797	6,520,664	1,108,983	2,649,277	2,064,905	2,147,142
Net change in unrealized gain (loss) of investments	5,530,402	(7,245,051)	1,033,587	(3,559,908)	8,440,918	(4,642,725)

Net increase (decrease) in net assets resulting from operations	8,858,271	(1,325,134)	1,579,186	(1,451,609)	9,833,738	(3,077,696)

Variable Annuity Activities:
Purchase payments	2,968,388	3,455,971	1,514,798	3,522,828	2,379,604	3,688,445
Surrender benefits	(3,146,450)	(4,210,199)	(1,620,966)	(1,843,540)	(2,117,169)	(1,478,180)
Net transfers	5,360,388	(5,588,753)	(745,444)	3,729,926	3,066,803	354,557
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(432,109)	(464,880)	(394,505)	(437,951)	(466,878)	(489,103)
Annuity benefits	(229,632)	(251,306)	(215,010)	(148,527)	(97,444)	(63,108)

Net increase (decrease) in net assets resulting from variable annuity activities	4,520,585	(7,059,167)	(1,461,127)	4,822,736	2,764,916	2,012,611

Total increase (decrease) in net assets	13,378,856	(8,384,301)	118,059	3,371,127	12,598,654	(1,065,085)
Net Assets:
Beginning of year	41,291,697	49,675,998	39,718,070	36,346,943	41,074,325	42,139,410

End of year	$54,670,553	$41,291,697	$39,836,129	$39,718,070	$53,672,979	$41,074,325

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(698,445)	$(691,027)	$(2,186,141)	$(2,075,698)	$(729,087)	$(651,521)
Net realized gains (losses) from investment transactions	2,446,453	3,514,771	10,740,752	10,312,265	1,862,574	2,122,742
Net change in unrealized gain (loss) of investments	1,627,814	(3,263,014)	23,972,842	(19,043,664)	7,703,755	(4,645,547)

Net increase (decrease) in net assets resulting from operations	3,375,822	(439,270)	32,527,453	(10,807,097)	8,837,242	(3,174,326)

Variable Annuity Activities:
Purchase payments	1,204,051	2,755,914	5,041,204	8,418,797	2,016,818	2,998,554
Surrender benefits	(3,770,828)	(4,713,363)	(9,720,324)	(10,264,940)	(2,082,317)	(1,775,001)
Net transfers	(824,695)	875,904	(3,739,541)	1,354,493	2,216,794	2,510,570
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(3,297)	(22,694)	—	—
Contract administration charges	(350,544)	(411,272)	(1,150,928)	(1,327,295)	(535,639)	(575,634)
Annuity benefits	(243,954)	(328,337)	(1,418,768)	(1,088,354)	(154,230)	(76,511)

Net increase (decrease) in net assets resulting from variable annuity activities	(3,985,970)	(1,821,154)	(10,991,654)	(2,929,993)	1,461,426	3,081,978

Total increase (decrease) in net assets	(610,148)	(2,260,424)	21,535,799	(13,737,090)	10,298,668	(92,348)
Net Assets:
Beginning of year	50,955,125	53,215,549	149,823,984	163,561,074	47,493,658	47,586,006

End of year	$50,344,977	$50,955,125	$171,359,783	$149,823,984	$57,792,326	$47,493,658

	Developed International Index Fund		International Equity Fund		Emerging Markets Equity Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(720,417)	$(684,425)	$(2,968,443)	$(2,900,316)	$(1,342,066)	$(1,344,035)
Net realized gains (losses) from investment transactions	593,000	1,703,664	9,485,530	6,448,969	(600,257)	1,048,755
Net change in unrealized gain (loss) of investments	(404,332)	(2,534,781)	(19,655,890)	1,283,558	5,794,501	(12,057,779)

Net increase (decrease) in net assets resulting from operations	(531,749)	(1,515,542)	(13,138,803)	4,832,211	3,852,178	(12,353,059)

Variable Annuity Activities:
Purchase payments	1,856,350	3,028,667	4,096,698	8,197,858	2,582,906	4,998,023
Surrender benefits	(1,908,582)	(2,090,980)	(13,979,485)	(13,474,879)	(5,432,405)	(5,539,782)
Net transfers	1,053,990	1,906,087	(5,239,624)	621,262	(3,132,842)	1,973,674
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(556,399)	(624,287)	(1,604,391)	(1,903,604)	(901,932)	(1,092,407)
Annuity benefits	(56,606)	(270,342)	(1,706,836)	(1,501,339)	(608,554)	(526,937)

Net increase (decrease) in net assets resulting from variable annuity activities	388,753	1,949,145	(18,433,638)	(8,060,702)	(7,492,827)	(187,429)

Total increase (decrease) in net assets	(142,996)	433,603	(31,572,441)	(3,228,491)	(3,640,649)	(12,540,488)
Net Assets:
Beginning of year	49,799,229	49,365,626	217,439,079	220,667,570	92,026,025	104,566,513

End of year	$49,656,233	$49,799,229	$185,866,638	$217,439,079	$88,385,376	$92,026,025

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Real Estate Securities Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(1,503,668)	$(1,325,920)	$(874,515)	$(832,265)	$(3,303,671)	$(3,196,663)	$(4,787,460)	$(4,626,346)
Net realized gains (losses) from investment transactions	6,525,903	8,982,798	2,068,505	3,138,802	11,873,512	8,954,148	13,620,549	13,429,479
Net change in unrealized gain
(loss) of investments	(1,097,931)	(3,904,964)	2,157,561	(4,124,919)	4,356,483	(11,600,146)	7,982,738	(15,112,345)

Net increase (decrease) in net assets resulting from operations	3,924,304	3,751,914	3,351,551	(1,818,382)	12,926,324	(5,842,661)	16,815,827	(6,309,212)

Variable Annuity Activities:
Purchase payments	4,795,307	6,888,671	1,857,848	4,497,601	7,438,803	11,303,153	8,335,277	12,466,439
Surrender benefits	(7,039,085)	(5,930,066)	(2,325,384)	(2,753,112)	(12,106,594)	(12,999,199)	(22,651,308)	(20,106,050)
Net transfers	(168,184)	(139,294)	(1,591,280)	(1,623,170)	(15,050,320)	543,870	(6,175,590)	523,127
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(3,883)	(3,764)	—	—	—	—	—	—
Contract administration charges	(886,488)	(970,653)	(646,879)	(763,707)	(2,406,212)	(2,820,038)	(3,490,202)	(4,048,926)
Annuity benefits	(664,757)	(573,582)	(63,663)	(46,802)	(565,055)	(675,643)	(3,241,763)	(5,065,512)

Net increase (decrease) in net assets resulting from variable annuity activities	(3,967,090)	(728,688)	(2,769,358)	(689,190)	(22,689,378)	(4,647,857)	(27,223,586)	(16,230,922)

Total increase (decrease) in net assets	(42,786)	3,023,226	582,193	(2,507,572)	(9,763,054)	(10,490,518)	(10,407,759)	(22,540,134)
Net Assets:
Beginning of year	101,730,698	98,707,472	58,825,685	61,333,257	229,110,017	239,600,535	330,778,517	353,318,651

End of year	$101,687,912	$101,730,698	$59,407,878	$58,825,685	$219,346,963	$229,110,017	$320,370,758	$330,778,517

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		High Income Bond Fund II		Financial Services Fund†
	2016	2015	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(1,408,384)	$(1,366,488)	$(829,379)	$(775,884)	$(699)	$—	$—	$—
Net realized gains (losses) from investment transactions	3,461,826	4,254,299	1,906,968	1,629,379	44	—	—	—
Net change in unrealized gain
(loss) of investments	2,080,573	(4,395,187)	742,568	(1,535,253)	5,701	—	—	—

Net increase (decrease) in net assets resulting from operations	4,134,015	(1,507,376)	1,820,157	(681,758)	5,046	—	—	—

Variable Annuity Activities:
Purchase payments	3,837,860	5,380,433	1,141,940	1,684,178	—	—	—	—
Surrender benefits	(8,349,376)	(8,925,823)	(6,572,846)	(5,500,703)	(601)	—	—	—
Net transfers	(1,667,321)	1,408,178	(1,121,439)	2,056,091	69,130	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(876,708)	(1,084,980)	(471,004)	(591,445)	—	—	—	—
Annuity benefits	(1,324,977)	(1,013,097)	(166,467)	(682,758)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(8,380,522)	(4,235,289)	(7,189,816)	(3,034,637)	68,529	—	—	—

Total increase (decrease) in net assets	(4,246,507)	(5,742,665)	(5,369,659)	(3,716,395)	73,575	—	—	—
Net Assets:
Beginning of year	98,299,803	104,042,468	58,140,402	61,856,797	—	—	—	—

End of year	$94,053,296	$98,299,803	$52,770,743	$58,140,402	$73,575	$—	$—	$—

†	Financial Services Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Health Care Fund††		Russell 2000 1.5x Strategy Fund		Nova Fund†††
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$—	$—	$(316)	$(306)	$—	$(751)
Net realized gains (losses) from investment transactions	—	—	252	273	—	6,501
Net change in unrealized gain (loss) of investments	—	—	5,444	(2,172)	—	(902)

Net increase (decrease) in net assets resulting from operations	—	—	5,380	(2,205)	—	4,848

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	—	—	(3,036)
Net transfers	—	—	—	—	—	(163,459)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	—	(37)	(69)	—	(90)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	—	(37)	(69)	—	(166,585)

Total increase (decrease) in net assets	—	—	5,343	(2,274)	—	(161,737)
Net Assets:
Beginning of year	—	—	19,011	21,285	—	161,737

End of year	$—	$—	$24,354	$19,011	$—	$—

	NASDAQ-100 Fund††††		Technology Fund††††††		Inverse S&P 500 Strategy Fund††††††
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$—	$(1,111)	$—	$(177)	$—	$—
Net realized gains (losses) from investment transactions	—	11,578	—	(687)	—	—
Net change in unrealized gain (loss) of investments	—	428	—	—	—	—

Net increase (decrease) in net assets resulting from operations	—	10,895	—	(864)	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	(5,122)	—	(1,019)	—	—
Net transfers	—	(166,047)	—	1,904	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	(133)	—	(21)	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	(171,302)	—	864	—	—

Total increase (decrease) in net assets	—	(160,407)	—	—	—	—
Net Assets:
Beginning of year	—	160,407	—	—	—	—

End of year	$—	$—	$—	$—	$—	$—

††	Health Care Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
†††	Nova Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
††††	NASDAQ-100 Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
†††††	Technology Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Government Long Bond 1.2x Strategy Fund†††††††		U.S. Government Money Market Fund		Utilities Fund††††††††
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(100)	$(75)	$(719)	$(63)	$—	$—
Net realized gains (losses) from investment transactions	3,734	(37)	—	—	—	—
Net change in unrealized gain (loss) of investments	3,927	(3,927)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	7,561	(4,039)	(719)	(63)	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(1,135)	(1,442)	—	—	—	—
Net transfers	(77,848)	113,916	652	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(15)	(68)	(43)	(50)	—	—
Annuity benefits	(36,930)	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(115,928)	112,406	609	(50)	—	—

Total increase (decrease) in net assets	(108,367)	108,367	(110)	(113)	—	—
Net Assets:
Beginning of year	108,367	—	4,321	4,434	—	—

End of year	$—	$108,367	$4,211	$4,321	$—	$—

	Equity Income Portfolio II		International Stock Portfolio
	2016	2015	2016	2015
Operations:
Net investment income (loss)	$583	$713	$(76)	$(156)
Net realized gains (losses) from investment transactions	(10,238)	3,292	(6,667)	1,052
Net change in unrealized gain (loss) of investments	11,731	(11,980)	3,355	(4,914)

Net increase (decrease) in net assets resulting from operations	2,076	(7,975)	(3,388)	(4,018)

Variable Annuity Activities:
Purchase payments	—	—	—	—
Surrender benefits	(2,276)	(1,983)	(652)	(3,365)
Net transfers	5,008	162,731	2,570	51,343
Payments for supplementary contracts without life contingency	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—
Contract administration charges	(19)	(95)	(5)	(71)
Annuity benefits	(48,894)	—	(13,514)	—

Net increase (decrease) in net assets resulting from variable annuity activities	(46,181)	160,653	(11,601)	47,907

Total increase (decrease) in net assets	(44,105)	152,678	(14,989)	43,889
Net Assets:
Beginning of year	152,678	—	43,889	—

End of year	$108,573	$152,678	$28,900	$43,889

†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††††	Utilities Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2016

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, Retirement Planner VA, Inflation Protector, Smart Foundation Flex, Smart Foundation Plus and Smart Foundation VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

28

Note 2.    Significant Accounting Policies (continued)

For the year ended December 31, 2016, consent dividends in Account III were:

Consent Dividends
Limited Maturity Bond Fund	$1,384,270
Quality Bond Fund	8,845,682
High Yield Bond Fund	8,259,841
Flexibly Managed Fund	243,134,132
Balanced Fund	5,463,548
Large Growth Stock Fund	22,098,865
Large Cap Growth Fund	1,129,563
Large Core Growth Fund	8,432,240
Large Cap Value Fund	2,654,151
Large Core Value Fund	3,614,482
Index 500 Fund	14,442,653
Mid Cap Growth Fund	728,653
Mid Cap Value Fund	1,085,717
Mid Core Value Fund	2,957,485
SMID Cap Growth Fund	5,307,518
SMID Cap Value Fund	2,878,713
Small Cap Growth Fund	1,346,816
Small Cap Value Fund	12,415,593
Small Cap Index Fund	3,075,765
Developed International Index Fund	1,165,962
International Equity Fund	8,992,699
Emerging Markets Equity Fund	286,029
Real Estate Securities Fund	9,089,762
Aggressive Allocation Fund	10,308,511
Moderately Aggressive Allocation Fund	35,239,857
Moderate Allocation Fund	41,761,560
Moderately Conservative Allocation Fund	12,108,843
Conservative Allocation Fund	7,259,277

Consent dividends were utilized by the Penn Series Funds only.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account III satisfies the current requirements of the regulations, and Penn Mutual intends that Account III will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value

29

Note 2.    Significant Accounting Policies (continued)

measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares redeemed of each fund or portfolio for the period ended December 31, 2016:

	Purchases	Sales
Money Market Fund	$83,700,812	$62,228,162
Limited Maturity Bond Fund	15,024,136	22,105,622
Quality Bond Fund	18,435,005	32,163,816
High Yield Bond Fund	5,352,800	13,857,594
Flexibly Managed Fund	143,270,043	138,555,668
Balanced Fund	2,976,753	5,819,999
Large Growth Stock Fund	10,473,214	20,917,954
Large Cap Growth Fund	1,902,322	4,141,792
Large Core Growth Fund	1,362,664	7,011,246
Large Cap Value Fund	2,772,480	13,823,291
Large Core Value Fund	3,066,329	12,175,373
Index 500 Fund	10,648,169	24,991,780
Mid Cap Growth Fund	2,047,503	8,531,209
Mid Cap Value Fund	3,576,681	12,434,006
Mid Core Value Fund	9,713,361	5,853,801
SMID Cap Growth Fund	3,442,727	5,465,048
SMID Cap Value Fund	6,645,731	4,549,969
Small Cap Growth Fund	1,754,907	6,436,702
Small Cap Value Fund	3,183,787	16,352,556
Small Cap Index Fund	5,635,253	4,899,764
Developed International Index Fund	3,958,730	4,287,701
International Equity Fund	4,881,414	26,273,722
Emerging Markets Equity Fund	3,650,461	12,480,633
Real Estate Securities Fund	6,274,923	11,740,221
Aggressive Allocation Fund	2,363,046	6,003,672

30

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
Moderately Aggressive Allocation Fund	$5,777,941	$31,759,090
Moderate Allocation Fund	5,441,886	37,435,557
Moderately Conservative Allocation Fund	4,772,602	14,556,460
Conservative Allocation Fund	5,996,062	14,012,452
High Income Bond Fund II	69,140	1,306
Financial Services Fund	—	—
Health Care Fund	—	—
Russell 2000 1.5x Strategy Fund	—	352
Nova Fund	—	—
NASDAQ-100 Fund	—	—
Technology Fund	—	—
Inverse S&P 500 Strategy Fund	—	—
Government Long Bond 1.2x Strategy Fund	—	116,200
U.S. Government Money Market Fund	198,193	198,304
Utilities Fund	—	—
Equity Income Portfolio II	98,769	146,287
International Stock Portfolio	29,631	41,615

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $144,709,301 and $138,621,812 from Account III for mortality and risk expense, contract administration and certain other charges for the years ended December 31, 2016 and 2015. These amounts charged include those assessed through a reduction in unit values as well as those assessed through the redemption of units. Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Certain product charges are reflected as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%
Inflation Protector Variable Annuity	1.50%	0.15%	2.50%
Smart Foundation Flex	1.50%	0.15%	2.75%
Smart Foundation Plus	1.45%	0.15%	2.75%
Smart Foundation VA	1.25%	0.15%	2.75%

Certain product charges are reflected as a redemption of units held by the contract owner. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Flex	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

31

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Annual Contract Charge
Smart Foundation Plus	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

Products	Surrender Charge
Diversifier II / Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Flex	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Plus	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Smart Foundation VA	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2016			December 31, 2015
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	8,493,155	(6,151,240)	9,507,524	4,908,222	(5,664,326)	7,165,609
Limited Maturity Bond Fund	1,369,235	(1,791,332)	7,493,784	2,454,666	(2,835,371)	7,915,881
Quality Bond Fund	1,795,183	(1,852,868)	18,157,062	1,741,076	(1,590,349)	18,214,747
High Yield Bond Fund	446,429	(606,158)	6,470,361	694,650	(859,312)	6,630,090
Flexibly Managed Fund	12,166,649	(2,909,663)	128,000,649	16,924,357	(1,046,021)	118,743,663
Balanced Fund	228,502	(339,708)	3,570,902	233,463	(423,562)	3,682,108
Large Growth Stock Fund	712,092	(1,328,800)	11,196,924	932,752	(1,124,136)	11,813,632
Large Cap Growth Fund	144,997	(295,332)	1,832,424	235,426	(177,766)	1,982,759
Large Core Growth Fund	100,278	(437,276)	3,492,387	128,210	(553,038)	3,829,385
Large Cap Value Fund	208,307	(603,267)	4,955,709	421,957	(510,666)	5,350,669
Large Core Value Fund	226,129	(824,123)	5,562,227	419,751	(913,008)	6,160,221
Index 500 Fund	718,479	(1,201,222)	13,134,018	1,168,418	(982,536)	13,616,761
Mid Cap Growth Fund	161,826	(555,045)	4,531,990	325,873	(532,882)	4,925,209
Mid Cap Value Fund	265,996	(437,026)	4,427,606	585,629	(349,477)	4,598,636
Mid Core Value Fund	481,713	(258,134)	2,336,801	183,678	(482,233)	2,113,222
SMID Cap Growth Fund	223,408	(308,250)	2,309,123	595,006	(307,713)	2,393,965
SMID Cap Value Fund	382,654	(233,661)	2,567,774	337,554	(205,880)	2,418,781

32

Note 5.    Accumulation Units (continued)

	December 31, 2016			December 31, 2015
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Small Cap Growth Fund	129,548	(339,077)	2,705,599	351,249	(387,729)	2,915,128
Small Cap Value Fund	239,836	(461,205)	5,165,309	578,815	(348,136)	5,386,678
Small Cap Index Fund	377,090	(288,239)	3,227,040	404,463	(201,977)	3,138,189
Developed International Index Fund	380,076	(371,717)	4,557,799	615,350	(491,551)	4,549,440
International Equity Fund	372,826	(1,100,720)	9,962,293	753,724	(752,448)	10,690,187
Emerging Markets Equity Fund	419,002	(1,258,639)	9,575,481	922,889	(928,109)	10,415,118
Real Estate Securities Fund	369,514	(423,952)	4,435,404	648,892	(504,196)	4,489,842
Aggressive Allocation Fund	182,092	(375,887)	4,033,090	460,537	(505,893)	4,226,885
Moderately Aggressive Allocation Fund	486,293	(2,027,622)	14,823,139	1,005,071	(1,242,613)	16,364,468
Moderate Allocation Fund	508,039	(2,510,928)	23,388,522	934,389	(2,041,324)	25,391,411
Moderately Conservative Allocation Fund	425,306	(1,069,385)	7,316,370	964,926	(1,257,810)	7,960,449
Conservative Allocation Fund	531,900	(1,117,749)	4,429,926	679,677	(908,613)	5,015,775
High Income Bond Fund II	3,064	(27)	3,037	—	—	—
Financial Services Fund	—	—	—	—	—	—
Health Care Fund	—	—	—	—	—	—
Russell 2000 1.5x Strategy Fund	—	(2)	1,093	—	(2)	1,095
Nova Fund	—	—	—	—	(8,678)	—
NASDAQ-100 Fund	—	—	—	—	(6,243)	—
Technology Fund	—	—	—	1,791	(1,781)	—
Inverse S&P 500 Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	(5,291)	—	5,372	(81)	5,291
U.S. Government Money Market Fund	21,438	(21,443)	475	—	(4)	480
Utilities Fund	—	—	—	—	—	—
Equity Income Portfolio II	5,538	(9,096)	5,490	9,187	(138)	9,048
International Stock Portfolio	1,813	(2,764)	1,797	3,850	(1,102)	2,748

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.15 to $22.81	9,507,524	$9.01 to $22.53	$95,978,389	0.01	1.25 to 1.65	(1.62) to (1.23)
Limited Maturity Bond Fund	9.48 to 16.79	7,493,784	9.56 to 17.01	88,380,777	—	1.25 to 1.65	0.91 to 1.32
Quality Bond Fund	9.92 to 40.09	18,157,062	10.18 to 41.30	254,822,081	—	1.25 to 1.65	2.61 to 3.02
High Yield Bond Fund	11.29 to 79.34	6,470,361	12.84 to 90.62	126,518,893	—	1.25 to 1.65	13.76 to 14.21
Flexibly Managed Fund	15.29 to 258.80	128,000,649	16.27 to 276.50	3,170,251,548	—	1.25 to 1.65	6.42 to 6.84
Balanced Fund	13.21 to 15.42	3,570,902	14.08 to 16.51	55,900,848	—	1.25 to 1.65	6.61 to 7.03
Large Growth Stock Fund	11.84 to 81.80	11,196,924	11.81 to 81.67	186,174,221	—	1.25 to 1.65	(0.55) to (0.15)
Large Cap Growth Fund	12.68 to 14.80	1,832,424	13.24 to 15.43	25,218,826	—	1.25 to 1.65	4.23 to 4.65
Large Core Growth Fund	14.69 to 17.99	3,492,387	14.50 to 17.72	52,042,334	—	1.25 to 1.65	(1.51) to (1.12)
Large Cap Value Fund	14.76 to 73.36	4,955,709	16.21 to 80.87	110,861,332	—	1.25 to 1.65	9.79 to 10.23
Large Core Value Fund	13.41 to 16.09	5,562,227	14.48 to 17.33	83,572,278	—	1.25 to 1.65	7.76 to 8.19
Index 500 Fund	16.06 to 27.53	13,134,018	17.62 to 30.32	258,837,015	—	1.25 to 1.65	9.70 to 10.14
Mid Cap Growth Fund	11.26 to 24.68	4,531,990	11.81 to 25.94	67,779,010	—	1.25 to 1.65	4.68 to 5.10
Mid Cap Value Fund	15.17 to 38.81	4,427,606	17.49 to 44.93	113,298,480	—	1.25 to 1.65	15.29 to 15.75

33

Note 6.    Financial Highlights (continued)

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Mid Core Value Fund	$15.54 to 21.73	2,336,801	$18.76 to 26.35	$54,670,553	—	1.25 to 1.65	20.76 to 21.25
SMID Cap Growth Fund	15.15 to 17.75	2,309,123	15.83 to 18.63	39,836,129	—	1.25 to 1.65	4.54 to 4.95
SMID Cap Value Fund	15.61 to 18.08	2,567,774	19.22 to 22.36	53,672,979	—	1.25 to 1.65	23.16 to 23.65
Small Cap Growth Fund	11.64 to 35.83	2,705,599	12.47 to 38.47	50,344,977	—	1.25 to 1.65	6.94 to 7.36
Small Cap Value Fund	15.13 to 56.82	5,165,309	18.57 to 70.00	171,359,783	—	1.25 to 1.65	22.72 to 23.21
Small Cap Index Fund	14.61 to 16.74	3,227,040	17.29 to 19.82	57,792,326	—	1.25 to 1.65	18.41 to 18.88
Developed International Index Fund	10.27 to 12.53	4,557,799	10.16 to 12.40	49,656,233	—	1.25 to 1.65	(1.29) to (0.89)
International Equity Fund	12.83 to 45.75	9,962,293	11.97 to 42.85	185,866,638	—	1.25 to 1.65	(6.71) to (6.33)
Emerging Markets Equity Fund	8.61 to 9.44	9,575,481	8.96 to 9.85	88,385,376	—	1.25 to 1.65	4.07 to 4.49
Real Estate Securities Fund	15.42 to 29.61	4,435,404	16.00 to 30.84	101,687,912	—	1.25 to 1.65	3.77 to 4.18
Aggressive Allocation Fund	13.59 to 14.83	4,033,090	14.39 to 15.68	59,407,878	—	1.25 to 1.65	5.71 to 6.13
Moderately Aggressive Allocation Fund	13.21 to 14.47	14,823,139	13.98 to 15.37	219,346,963	—	1.25 to 1.65	5.77 to 6.19
Moderate Allocation Fund	12.37 to 13.42	23,388,522	13.02 to 14.18	320,370,758	—	1.25 to 1.65	5.22 to 5.64
Moderately Conservative Allocation Fund	11.57 to 12.78	7,316,370	12.06 to 13.38	94,053,256	—	1.25 to 1.65	4.30 to 4.72
Conservative Allocation Fund	10.68 to 11.99	4,429,926	11.00 to 12.40	52,770,743	—	1.25 to 1.65	3.00 to 3.42
High Income Bond Fund II	20.82 to 21.39	3,037	23.53 to 24.22	73,575	—	1.40 to 1.60	13.00 to 13.23
Financial Services Fund	9.80 to 10.07	—	11.17 to 11.50	—	—	1.40 to 1.60	13.99 to 14.22
Health Care Fund	26.56 to 27.30	—	23.61 to 24.31	—	—	1.40 to 1.60	(11.13) to (10.95)
Russell 2000 1.5x Strategy Fund	17.37 to 17.85	1,093	22.29 to 22.95	24,354	—	1.40 to 1.60	28.35 to 28.61
Nova Fund	17.76 to 18.25	—	20.23 to 20.83	—	—	1.40 to 1.60	13.89 to 14.12
NASDAQ-100 Fund	26.69 to 27.43	—	27.84 to 28.67	—	—	1.40 to 1.60	4.30 to 4.51
Technology Fund	17.48 to 17.97	—	19.11 to 19.68	—	—	1.40 to 1.60	9.31 to 9.53
Inverse S&P 500 Strategy Fund	2.26 to 2.32	—	1.96 to 2.01	—	—	1.40 to 1.60	(13.40) to (13.23)
Government Long Bond 1.2x Strategy Fund	19.93 to 20.48	—	19.55 to 20.13	—	0.37	1.40 to 1.60	(1.91) to (1.71)
U.S. Government Money Market Fund	9.01 to 9.25	475	8.86 to 9.13	4,211	—	1.40 to 1.60	(1.58) to (1.38)
Utilities Fund	16.62 to 17.08	—	19.03 to 19.59	—	—	1.40 to 1.60	14.50 to 14.73
Equity Income Portfolio II	16.65 to 16.87	5,490	19.47 to 19.78	108,573	2.96	1.40 to 1.60	16.97 to 17.21
International Stock Portfolio	15.54 to 15.97	1,797	15.62 to 16.08	28,900	0.65	1.40 to 1.60	0.51 to 0.71

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.30 to $23.10	7,165,609	$9.15 to $22.81	$74,501,987	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.56 to 16.86	7,915,881	9.48 to 16.79	93,195,717	—	1.25 to 1.65	(0.87) to (0.47)
Quality Bond Fund	10.04 to 40.44	18,214,747	9.92 to 40.09	257,385,723	—	1.25 to 1.65	(1.27) to (0.87)
High Yield Bond Fund	11.88 to 83.14	6,630,090	11.29 to 79.34	117,344,185	—	1.25 to 1.65	(4.95) to (4.57)
Flexibly Managed Fund	14.80 to 249.59	118,743,663	15.29 to 258.80	2,924,695,781	—	1.25 to 1.65	3.28 to 3.69
Balanced Fund	13.34 to 15.51	3,682,108	13.21 to 15.42	54,348,189	—	1.25 to 1.65	(0.97) to (0.57)
Large Growth Stock Fund	10.87 to 74.95	11,813,632	11.84 to 81.80	194,780,086	—	1.25 to 1.65	8.70 to 9.14
Large Cap Growth Fund	12.89 to 15.07	1,982,759	12.68 to 14.80	26,051,679	—	1.25 to 1.65	(1.79) to (1.39)
Large Core Growth Fund	14.66 to 17.99	3,829,385	14.69 to 17.99	57,685,922	—	1.25 to 1.65	0.02 to 0.42
Large Cap Value Fund	15.69 to 77.66	5,350,669	14.76 to 73.36	110,316,051	—	1.25 to 1.65	(5.92) to (5.54)
Large Core Value Fund	13.72 to 16.49	6,160,221	13.41 to 16.09	85,427,687	—	1.25 to 1.65	(2.43) to (2.04)
Index 500 Fund	16.17 to 27.60	13,616,761	16.06 to 27.53	246,090,977	—	1.25 to 1.65	(0.65) to (0.25)
Mid Cap Growth Fund	12.12 to 26.52	4,925,209	11.26 to 24.68	70,123,961	—	1.25 to 1.65	(7.32) to (6.95)
Mid Cap Value Fund	16.76 to 42.71	4,598,636	15.17 to 38.81	104,959,167	—	1.25 to 1.65	(9.49) to (9.13)
Mid Core Value Fund	16.04 to 22.34	2,113,222	15.54 to 21.73	41,291,697	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Growth Fund	15.64 to 18.25	2,393,965	15.15 to 17.75	39,718,070	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Value Fund	16.83 to 19.41	2,418,781	15.61 to 18.08	41,074,325	—	1.25 to 1.65	(7.24) to (6.86)
Small Cap Growth Fund	11.77 to 36.16	2,915,128	11.64 to 35.83	50,955,125	—	1.25 to 1.65	(1.29) to (0.90)
Small Cap Value Fund	16.27 to 60.85	5,386,678	15.13 to 56.82	149,823,984	—	1.25 to 1.65	(7.01) to (6.63)
Small Cap Index Fund	15.65 to 17.94	3,138,189	14.61 to 16.74	47,493,658	—	1.25 to 1.65	(6.67) to (6.30)
Developed International Index Fund	10.57 to 12.88	4,549,440	10.27 to 12.53	49,799,229	—	1.25 to 1.65	(3.00) to (2.61)

34

Note 6.    Financial Highlights (continued)

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
International Equity Fund	$12.59 to 44.72	10,690,187	$12.83 to 45.75	$217,439,079	—	1.25 to 1.65	1.90 to 2.30
Emerging Markets Equity Fund	9.83 to 10.74	10,415,118	8.61 to 9.44	92,026,025	—	1.25 to 1.65	(12.35) to (11.99)
Real Estate Securities Fund	14.90 to 28.49	4,489,842	15.42 to 29.61	101,730,698	—	1.25 to 1.65	3.50 to 3.91
Aggressive Allocation Fund	14.01 to 15.32	4,226,885	13.59 to 14.83	58,825,685	—	1.25 to 1.65	(3.20) to (2.81)
Moderately Aggressive Allocation Fund	13.59 to 14.82	16,364,468	13.21 to 14.47	229,110,017	—	1.25 to 1.65	(2.76) to (2.37)
Moderate Allocation Fund	12.65 to 13.66	25,391,411	12.37 to 13.42	330,778,517	—	1.25 to 1.65	(2.18) to (1.79)
Moderately Conservative Allocation Fund	11.79 to 12.97	7,960,449	11.57 to 12.78	98,299,803	—	1.25 to 1.65	(1.85) to (1.46)
Conservative Allocation Fund	10.85 to 12.13	5,015,775	10.68 to 11.99	58,140,402	—	1.25 to 1.65	(1.56) to (1.16)
High Income Bond Fund II	21.71 to 22.27	—	20.82 to 21.39	—	—	1.40 to 1.60	(4.12) to (3.93)
Financial Services Fund	10.37 to 10.63	—	9.80 to 10.07	—	—	1.40 to 1.60	(5.51) to (5.32)
Health Care Fund	25.82 to 26.48	—	26.56 to 27.30	—	—	1.40 to 1.60	2.87 to 3.08
Russell 2000 1.5x Strategy Fund	19.41 to 19.90	1,095	17.37 to 17.85	19,011	—	1.40 to 1.60	(10.52) to (10.34)
Nova Fund	18.18 to 18.64	—	17.76 to 18.25	—	—	1.40 to 1.60	(2.29) to (2.10)
NASDAQ-100 Fund	25.06 to 25.70	—	26.69 to 27.43	—	—	1.40 to 1.60	6.52 to 6.74
Technology Fund	17.57 to 18.02	—	17.48 to 17.97	—	—	1.40 to 1.60	(0.49) to (0.29)
Inverse S&P 500 Strategy Fund	2.40 to 2.46	—	2.26 to 2.32	—	—	1.40 to 1.60	(5.95) to (5.76)
Government Long Bond 1.2x Strategy Fund	21.34 to 21.88	5,291	19.93 to 20.48	108,367	1.06	1.40 to 1.60	(6.60) to (6.41)
U.S. Government Money Market Fund	9.15 to 9.38	480	9.01 to 9.25	4,321	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	18.23 to 18.69	—	16.62 to 17.08	—	—	1.40 to 1.60	(8.83) to (8.65)
Equity Income Portfolio II	18.21 to 18.42	9,048	16.65 to 16.87	152,678	2.32	1.40 to 1.60	(8.58) to (8.40)
International Stock Portfolio	15.94 to 16.34	2,748	15.54 to 15.97	43,889	0.91	1.40 to 1.60	(2.48) to (2.28)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.46 to $23.38	7,921,693	$9.30 to $23.10	$84,205,368	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.70 to 17.05	8,296,587	9.56 to 16.86	99,241,901	—	1.25 to 1.65	(1.47) to (1.07)
Quality Bond Fund	9.72 to 38.97	18,064,025	10.04 to 40.44	267,380,170	—	1.25 to 1.65	3.38 to 3.79
High Yield Bond Fund	11.86 to 82.66	6,794,756	11.88 to 83.14	130,586,100	—	1.25 to 1.65	0.19 to 0.59
Flexibly Managed Fund	13.42 to 225.40	102,865,327	14.80 to 249.59	2,675,763,880	—	1.25 to 1.65	10.29 to 10.73
Balanced Fund	12.37 to 14.32	3,872,213	13.34 to 15.51	57,974,055	—	1.25 to 1.65	7.86 to 8.29
Large Growth Stock Fund	10.17 to 70.04	12,005,029	10.87 to 74.95	179,666,252	—	1.25 to 1.65	6.59 to 7.02
Large Cap Growth Fund	11.75 to 13.77	1,925,104	12.89 to 15.07	25,559,973	—	1.25 to 1.65	9.47 to 9.91
Large Core Growth Fund	13.81 to 16.97	4,254,224	14.66 to 17.99	63,644,134	—	1.25 to 1.65	5.97 to 6.39
Large Cap Value Fund	14.33 to 70.65	5,439,377	15.69 to 77.66	122,055,628	—	1.25 to 1.65	9.49 to 9.93
Large Core Value Fund	12.51 to 15.06	6,653,466	13.72 to 16.49	93,653,609	—	1.25 to 1.65	9.46 to 9.90
Index 500 Fund	14.51 to 24.67	13,430,873	16.17 to 27.60	245,906,551	—	1.25 to 1.65	11.40 to 11.85
Mid Cap Growth Fund	11.22 to 24.53	5,132,228	12.12 to 26.52	78,166,078	—	1.25 to 1.65	7.70 to 8.13
Mid Cap Value Fund	14.99 to 38.05	4,362,483	16.76 to 42.71	116,883,765	—	1.25 to 1.65	11.81 to 12.26
Mid Core Value Fund	14.01 to 19.44	2,411,786	16.04 to 22.34	49,675,998	—	1.25 to 1.65	14.47 to 14.93
SMID Cap Growth Fund	15.80 to 18.37	2,106,682	15.64 to 18.25	36,346,943	—	1.25 to 1.65	(1.04) to (0.64)
SMID Cap Value Fund	15.66 to 17.99	2,287,099	16.83 to 19.41	42,139,410	—	1.25 to 1.65	7.46 to 7.89
Small Cap Growth Fund	11.07 to 33.95	2,951,597	11.77 to 36.16	53,215,549	—	1.25 to 1.65	6.07 to 6.50
Small Cap Value Fund	15.44 to 57.51	5,155,973	16.27 to 60.85	163,561,074	—	1.25 to 1.65	5.39 to 5.82
Small Cap Index Fund	15.27 to 17.50	2,935,703	15.65 to 17.94	47,586,006	—	1.25 to 1.65	2.50 to 2.91
Developed International Index Fund	11.42 to 13.92	4,425,645	10.57 to 12.88	49,365,626	—	1.25 to 1.65	(7.64) to (7.27)
International Equity Fund	12.44 to 43.98	10,688,903	12.59 to 44.72	220,667,570	—	1.25 to 1.65	1.26 to 1.67
Emerging Markets Equity Fund	10.51 to 11.45	10,420,329	9.83 to 10.74	104,566,513	—	1.25 to 1.65	(6.47) to (6.09)
Real Estate Securities Fund	11.63 to 22.15	4,345,139	14.90 to 28.49	98,707,472	—	1.25 to 1.65	28.10 to 28.61
Aggressive Allocation Fund	13.31 to 14.59	4,272,252	14.01 to 15.32	61,333,257	—	1.25 to 1.65	5.03 to 5.45
Moderately Aggressive Allocation Fund	13.00 to 14.12	16,602,015	13.59 to 14.82	239,600,535	—	1.25 to 1.65	4.54 to 4.96
Moderate Allocation Fund	12.17 to 13.10	26,498,357	12.65 to 13.66	353,318,651	—	1.25 to 1.65	3.90 to 4.32

35

Note 6.    Financial Highlights (continued)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Moderately Conservative Allocation Fund	$11.41 to 12.50	8,253,338	$11.79 to 12.97	$104,042,468	—	1.25 to 1.65	3.29 to 3.70
Conservative Allocation Fund	10.63 to 11.84	5,244,717	10.85 to 12.13	61,856,797	—	1.25 to 1.65	2.05 to 2.46
High Income Bond Fund II	21.49 to 21.99	—	21.71 to 22.27	—	—	1.40 to 1.60	1.06 to 1.26
Financial Services Fund	9.36 to 9.58	—	10.37 to 10.63	—	—	1.40 to 1.60	10.79 to 11.01
Health Care Fund	21.06 to 21.55	—	25.82 to 26.48	—	—	1.40 to 1.60	22.64 to 22.89
Russell 2000 1.5x Strategy Fund	18.91 to 19.36	1,097	19.41 to 19.90	21,285	—	1.40 to 1.60	2.63 to 2.84
Nova Fund	15.57 to 15.94	8,677	18.18 to 18.64	161,737	—	1.40 to 1.60	16.70 to 16.94
NASDAQ-100 Fund	21.68 to 22.19	6,241	25.06 to 25.70	160,407	—	1.40 to 1.60	15.58 to 15.81
Technology Fund	16.22 to 16.60	—	17.57 to 18.02	—	—	1.40 to 1.60	8.34 to 8.55
Inverse S&P 500 Strategy Fund	2.85 to 2.92	—	2.40 to 2.46	—	—	1.40 to 1.60	(15.81) to (15.64)
Government Long Bond 1.2x Strategy Fund	16.10 to 16.48	—	21.34 to 21.88	—	0.90	1.40 to 1.60	32.54 to 32.80
U.S. Government Money Market Fund	9.30 to 9.52	485	9.15 to 9.38	4,434	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	15.07 to 15.42	—	18.23 to 18.69	—	—	1.40 to 1.60	20.94 to 21.19
Equity Income Portfolio II	17.28 to 17.44	—	18.21 to 18.42	—	—	1.40 to 1.60	5.40 to 5.61
International Stock Portfolio	16.40 to 16.78	—	15.94 to 16.34	—	—	1.40 to 1.60	(2.81) to (2.61)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.62 to $23.68	6,954,194	$9.46 to $23.38	$76,956,135	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.87 to 17.28	7,386,747	9.70 to 17.05	90,783,913	—	1.25 to 1.65	(1.72) to (1.33)
Quality Bond Fund	10.85 to 40.66	19,038,523	9.72 to 38.97	282,321,370	—	1.25 to 1.65	(4.56) to (4.17)
High Yield Bond Fund	12.00 to 77.56	6,274,698	11.86 to 82.66	129,687,090	—	1.25 to 1.65	6.14 to 6.57
Flexibly Managed Fund	12.54 to 186.64	88,472,789	13.42 to 225.40	2,307,823,488	—	1.25 to 1.65	20.29 to 20.77
Balanced Fund	12.05 to 12.42	3,925,130	12.37 to 14.32	54,699,169	—	1.25 to 1.65	14.84 to 15.30
Large Growth Stock Fund	7.41 to 50.98	11,752,079	10.17 to 70.04	161,971,873	—	1.25 to 1.65	36.84 to 37.39
Large Cap Growth Fund	9.68 to 11.37	2,041,041	11.75 to 13.77	24,532,544	—	1.25 to 1.65	21.08 to 21.56
Large Core Growth Fund	10.16 to 12.51	4,522,560	13.81 to 16.97	63,350,383	—	1.25 to 1.65	35.65 to 36.19
Large Cap Value Fund	11.85 to 53.70	5,345,802	14.33 to 70.65	112,888,785	—	1.25 to 1.65	31.03 to 31.55
Large Core Value Fund	9.78 to 11.80	7,030,020	12.51 to 15.06	89,601,755	—	1.25 to 1.65	27.65 to 28.17
Index 500 Fund	12.06 to 18.95	12,586,679	14.51 to 24.67	208,588,587	—	1.25 to 1.65	29.71 to 30.23
Mid Cap Growth Fund	8.32 to 18.17	5,535,316	11.22 to 24.53	77,594,155	—	1.25 to 1.65	34.48 to 35.02
Mid Cap Value Fund	12.20 to 28.29	4,193,502	14.99 to 38.05	106,660,713	—	1.25 to 1.65	33.98 to 34.51
Mid Core Value Fund	12.59 to 15.24	2,275,915	14.01 to 19.44	41,597,269	—	1.25 to 1.65	27.04 to 27.55
SMID Cap Growth Fund	12.70 to 13.02	1,766,184	15.80 to 18.37	31,138,018	—	1.25 to 1.65	40.50 to 41.06
SMID Cap Value Fund	12.54 to 13.20	1,886,430	15.66 to 17.99	32,550,681	—	1.25 to 1.65	35.74 to 36.28
Small Cap Growth Fund	8.16 to 24.98	2,917,099	11.07 to 33.95	51,089,120	—	1.25 to 1.65	35.35 to 35.90
Small Cap Value Fund	13.41 to 41.91	4,764,039	15.44 to 57.51	156,251,206	—	1.25 to 1.65	36.66 to 37.20
Small Cap Index Fund	11.54 to 12.88	2,690,652	15.27 to 17.50	42,520,607	—	1.25 to 1.65	35.88 to 36.42
Developed International Index Fund	9.57 to 10.88	3,986,475	11.42 to 13.92	47,446,590	—	1.25 to 1.65	19.10 to 19.58
International Equity Fund	12.87 to 42.03	10,332,974	12.44 to 43.98	219,057,521	—	1.25 to 1.65	4.24 to 4.65
Emerging Markets Equity Fund	10.80 to 10.96	10,320,290	10.51 to 11.45	110,201,487	—	1.25 to 1.65	(2.75) to (2.36)
Real Estate Securities Fund	12.89 to 21.75	4,377,026	11.63 to 22.15	81,177,328	—	1.25 to 1.65	1.44 to 1.85
Aggressive Allocation Fund	11.03 to 12.11	3,971,887	13.31 to 14.59	54,093,458	—	1.25 to 1.65	20.49 to 20.97
Moderately Aggressive Allocation Fund	11.90 to 12.00	15,957,864	13.00 to 14.12	220,885,284	—	1.25 to 1.65	17.21 to 17.68
Moderate Allocation Fund	11.52 to 11.63	26,480,729	12.17 to 13.10	340,334,339	—	1.25 to 1.65	12.24 to 12.69
Moderately Conservative Allocation Fund	11.28 to 11.58	8,751,729	11.41 to 12.50	107,070,466	—	1.25 to 1.65	7.56 to 7.99
Conservative Allocation Fund	10.81 to 11.48	5,663,658	10.63 to 11.84	65,545,737	—	1.25 to 1.65	2.72 to 3.13
High Income Bond Fund II	20.41 to 20.84	36	21.49 to 21.99	785	19.02	1.40 to 1.60	5.29 to 5.50
Financial Services Fund	7.46 to 7.62	—	9.36 to 9.58	—	—	1.40 to 1.60	25.53 to 25.78
Health Care Fund	15.09 to 15.41	—	21.06 to 21.55	—	—	1.40 to 1.60	39.56 to 39.84
Russell 2000 1.5x Strategy Fund	12.12 to 12.38	5,970	18.91 to 19.36	115,066	—	1.40 to 1.60	56.05 to 56.36
Nova Fund	10.62 to 10.85	7,882	15.57 to 15.94	125,652	0.06	1.40 to 1.60	46.63 to 46.92

36

Note 6.    Financial Highlights (continued)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
NASDAQ-100 Fund	$16.37 to 16.72	4,187	$21.68 to 22.19	$92,916	—	1.40 to 1.60	32.48 to 32.75
Technology Fund	12.17 to 12.43	—	16.22 to 16.60	—	—	1.40 to 1.60	33.25 to 33.51
Inverse S&P 500 Strategy Fund	3.94 to 4.03	—	2.85 to 2.92	—	—	1.40 to 1.60	(27.68) to (27.54)
Government Long Bond 1.2x Strategy Fund	20.01 to 20.44	—	16.10 to 16.48	—	0.93	1.40 to 1.60	(19.55) to (19.39)
U.S. Government Money Market Fund	9.45 to 9.65	737	9.30 to 9.52	6,850	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.48 to 13.77	—	15.07 to 15.42	—	—	1.40 to 1.60	11.82 to 12.05
Equity Income Portfolio II	13.57 to 13.67	131	17.28 to 17.44	2,290	1.18	1.40 to 1.60	27.35 to 27.61
International Stock Portfolio	14.61 to 14.92	49	16.40 to 16.78	26	0.26	1.40 to 1.60	12.24 to 12.47

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.77 to $23.97	7,463,821	$9.62 to $23.68	$85,893,038	0.01	1.25 to 1.65	(1.63) to (1.24)
Limited Maturity Bond Fund	9.97 to 17.39	8,575,064	9.87 to 17.28	109,915,517	—	1.25 to 1.65	(1.04) to (0.64)
Quality Bond Fund	10.69 to 39.89	21,533,421	10.85 to 40.66	351,966,131	—	1.25 to 1.65	1.53 to 1.94
High Yield Bond Fund	10.65 to 68.56	5,722,084	12.00 to 77.56	122,606,185	—	1.25 to 1.65	12.69 to 13.14
Flexibly Managed Fund	11.11 to 164.73	65,569,130	12.54 to 186.64	1,686,424,294	—	1.25 to 1.65	12.85 to 13.30
Balanced Fund	11.09 to 11.38	3,997,849	12.05 to 12.42	49,006,232	—	1.25 to 1.65	8.71 to 9.15
Large Growth Stock Fund	6.33 to 43.47	11,667,980	7.41 to 50.98	114,823,851	—	1.25 to 1.65	16.80 to 17.27
Large Cap Growth Fund	8.91 to 10.49	2,313,656	9.68 to 11.37	22,682,554	—	1.25 to 1.65	8.45 to 8.88
Large Core Growth Fund	8.87 to 10.95	4,718,207	10.16 to 12.51	48,302,707	—	1.25 to 1.65	14.24 to 14.70
Large Cap Value Fund	10.64 to 48.03	5,389,501	11.85 to 53.70	89,619,920	—	1.25 to 1.65	11.37 to 11.82
Large Core Value Fund	8.58 to 10.38	7,275,639	9.78 to 11.80	71,773,984	—	1.25 to 1.65	13.69 to 14.14
Index 500 Fund	10.57 to 16.59	10,763,342	12.06 to 18.95	139,074,740	—	1.25 to 1.65	13.78 to 14.24
Mid Cap Growth Fund	7.96 to 17.34	5,882,908	8.32 to 18.17	61,374,541	—	1.25 to 1.65	4.34 to 4.76
Mid Cap Value Fund	10.77 to 24.87	3,645,551	12.20 to 28.29	75,251,634	—	1.25 to 1.65	13.28 to 13.74
Mid Core Value Fund	11.19 to 13.48	2,171,573	12.59 to 15.24	31,985,042	—	1.25 to 1.65	12.59 to 13.04
SMID Cap Growth Fund	11.19 to 11.43	1,343,033	12.70 to 13.02	17,151,936	—	1.25 to 1.65	13.46 to 13.92
SMID Cap Value Fund	10.72 to 11.24	1,419,281	12.54 to 13.20	18,326,726	—	1.25 to 1.65	17.00 to 17.47
Small Cap Growth Fund	7.83 to 23.93	3,503,870	8.16 to 24.98	45,235,245	—	1.25 to 1.65	3.99 to 4.41
Small Cap Value Fund	11.74 to 36.54	4,261,738	13.41 to 41.91	111,488,504	—	1.25 to 1.65	14.26 to 14.72
Small Cap Index Fund	10.14 to 11.34	2,059,654	11.54 to 12.88	23,927,683	—	1.25 to 1.65	13.61 to 14.06
Developed International Index Fund	8.22 to 9.36	3,437,294	9.57 to 10.88	33,573,279	—	1.25 to 1.65	16.22 to 16.69
International Equity Fund	10.80 to 35.15	9,339,249	12.87 to 42.03	199,916,772	—	1.25 to 1.65	19.08 to 19.56
Emerging Markets Equity Fund	9.18 to 9.28	9,450,596	10.80 to 10.96	103,129,950	—	1.25 to 1.65	17.64 to 18.12
Real Estate Securities Fund	11.30 to 18.99	3,523,145	12.89 to 21.75	69,490,415	—	1.25 to 1.65	14.10 to 14.56
Aggressive Allocation Fund	9.69 to 10.66	3,540,988	11.03 to 12.11	39,777,470	—	1.25 to 1.65	13.59 to 14.05
Moderately Aggressive Allocation Fund	10.62 to 10.69	14,347,637	11.90 to 12.00	170,342,103	—	1.25 to 1.65	11.77 to 12.22
Moderate Allocation Fund	10.54 to 10.66	24,530,823	11.52 to 11.63	282,076,195	—	1.25 to 1.65	9.11 to 9.54
Moderately Conservative Allocation Fund	10.58 to 10.83	8,113,565	11.28 to 11.58	92,878,552	—	1.25 to 1.65	6.53 to 6.95
Conservative Allocation Fund	10.42 to 11.02	6,104,689	10.81 to 11.48	69,099,125	—	1.25 to 1.65	3.75 to 4.17
High Income Bond Fund II	18.08 to 18.43	4,615	20.41 to 20.84	94,339	8.30	1.40 to 1.60	12.87 to 13.10
Financial Services Fund	6.18 to 6.30	—	7.46 to 7.62	—	—	1.40 to 1.60	20.73 to 20.97
Health Care Fund	13.09 to 13.34	—	15.09 to 15.41	—	—	1.40 to 1.60	15.30 to 15.53
Russell 2000 1.5x Strategy Fund	10.09 to 10.28	7,788	12.12 to 12.38	99,116	—	1.40 to 1.60	20.16 to 20.40
Nova Fund	8.83 to 9.00	7,755	10.62 to 10.85	84,139	—	1.40 to 1.60	20.30 to 20.54
NASDAQ-100 Fund	14.24 to 14.52	6,235	16.37 to 16.72	104,228	—	1.40 to 1.60	14.91 to 15.14
Technology Fund	11.05 to 11.26	—	12.17 to 12.43	—	—	1.40 to 1.60	10.20 to 10.42
Inverse S&P 500 Strategy Fund	4.83 to 4.92	—	3.94 to 4.03	—	—	1.40 to 1.60	(18.30) to (18.14)
Government Long Bond 1.2x Strategy Fund	19.74 to 20.12	—	20.01 to 20.44	—	0.88	1.40 to 1.60	1.38 to 1.58
U.S. Government Money Market Fund	9.60 to 9.79	745	9.45 to 9.65	7,044	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.54 to 13.81	—	13.48 to 13.77	—	—	1.40 to 1.60	(0.49) to (0.29)

37

Note 6.    Financial Highlights (continued)

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Equity Income Portfolio II	$11.79 to 11.85	1,387	$13.57 to 13.67	$18,956	1.68	1.40 to 1.60	15.06 to 15.29
International Stock Portfolio	12.53 to 12.78	520	14.61 to 14.92	7,764	0.90	1.40 to 1.60	16.55 to 16.79

*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded. Certain previously disclosed expense ratios were changed according to the revisions stated in Footnote 2.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2016 and through the Account III Financial Statement date of issuance of April 4, 2017 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

38

PM8317  05/17

PennMutual®
The Penn Mutual Life Insurance Company
2016 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square — Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 2110, F: (267) 330 3300, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2016 and 2015, and the related statutory statements of income and changes in surplus and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

February 16, 2017

(In Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2016	2015

ADMITTED ASSETS
Bonds	$8,629,523	$8,134,957
Stocks:
Preferred	107,952	72,595
Common — affiliated	478,379	372,588
Common — unaffiliated	83,659	96,007
Real estate	33,441	29,444
Policy loans	318,808	304,727
Cash and short-term investments	213,173	245,071
Alternative assets	483,258	450,237
Derivatives	69,966	59,602
Other invested assets	507,515	421,558

TOTAL INVESTMENTS	10,925,674	10,186,786

Investment income due and accrued	114,116	107,540
Premiums due and deferred	78,734	69,796
Deferred tax asset	224,409	230,679
Corporate owned life insurance	213,410	207,641
Amounts recoverable from reinsurers	26,579	35,648
Other assets	220,266	179,120
Separate account assets	7,302,608	7,217,838

TOTAL ASSETS	$19,105,796	$18,235,048

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$8,428,158	$7,925,692
Dividends to policyholders payable in the following year	58,304	48,290
Policy claims in process	45,528	45,028
Interest maintenance reserve	147,441	132,272
Asset valuation reserve	118,526	81,512
Drafts outstanding	25,109	31,624
Funds held under coinsurance	707,302	646,519
Other liabilities	316,187	222,595
Derivatives	216,017	95,986
Separate account liabilities	7,302,608	7,217,838

TOTAL LIABILITIES	17,365,180	16,447,356

SURPLUS
Surplus notes	389,606	389,412
Unassigned surplus	1,351,010	1,398,280

TOTAL SURPLUS	1,740,616	1,787,692

TOTAL LIABILITIES AND SURPLUS	$19,105,796	$18,235,048

The accompanying notes are an integral part of these financial statements.

2016 Statutory Financial Statements	Page 1

(In Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2016	2015

REVENUE
Premium and annuity considerations	$1,269,008	$1,196,285
Net investment income	520,466	531,844
Other revenue	547,979	470,769

TOTAL REVENUE	2,337,453	2,198,898

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,269,437	1,068,093
Increase in reserves for payment of future insurance and annuity benefits	653,172	375,014
Commissions	148,544	138,524
Operating expenses	314,974	294,228
Other expenses	83,066	106,666
Net transfer (from)/to separate accounts	(234,134)	110,916

TOTAL BENEFITS AND EXPENSES	2,235,059	2,093,441

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFITS	102,394	105,457

Dividends to policyholders	60,637	50,092

GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE	41,757	55,365

Federal income tax (benefit)	(31,661)	(35,213)

GAIN FROM OPERATIONS	73,418	90,578

Net realized capital gains, net of tax	25,943	10,731

NET INCOME	$99,361	$101,309

SURPLUS
Net income	$99,361	$101,309
Change due to reinsurance	(3,100)	20,813
Change in asset valuation reserve	(37,014)	(4,464)
Change in net unrealized capital losses, net of tax	(62,326)	(97,207)
Change in net deferred income tax	(5,827)	(5,797)
Change in funded status of postretirement plans, net of tax	(3,080)	(1,841)
Change in surplus notes	194	181
Change in nonadmitted assets	(35,284)	(25,078)

Change in surplus	(47,076)	(12,084)

Surplus, beginning of year	1,787,692	1,799,776

Surplus, end of year	$1,740,616	$1,787,692

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2016	2015

OPERATIONS
Premium and annuity considerations	$1,486,589	$1,997,573
Net investment income	547,503	513,611
Other revenue	280,996	264,627

CASH PROVIDED BY OPERATIONS	2,315,088	2,775,811

Benefits paid	1,207,770	1,020,568
Commissions and operating expenses	531,564	515,474
Net transfers (from)/to separate accounts	(255,747)	97,155
Dividends to policyholders	15,621	16,479
Taxes (refunded)/paid on operating income and realized investment losses	(19,674)	81,324

CASH USED IN OPERATIONS	1,479,534	1,731,000

NET CASH PROVIDED BY OPERATIONS	835,554	1,044,811

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,097,483	1,371,168
Preferred and common stocks	58,665	77,353
Limited partnerships, real estate and other invested assets	45,801	27,856
Net gains on cash, cash equivalents short term investments	11	—
Derivatives	110,834	71,564

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,312,794	1,547,941

Cost of investments acquired:
Bonds	1,587,777	2,096,937
Preferred and common stock	175,400	126,644
Limited partnerships, real estate and other invested assets	190,118	123,898
Derivatives	63,594	56,186

TOTAL COST OF INVESTMENTS ACQUIRED	2,016,889	2,403,665

Net increase in policy loans	(7,365)	(9,891)

NET CASH USED IN INVESTMENT ACTIVITIES	(711,460)	(865,615)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit type contracts	(162,484)	(17,461)
Other cash applied/(used), net	6,492	(43,365)

NET CASH (USED IN) FINANCING AND MISCELLANEOUS	(155,992)	(62,825)

NET CHANGE IN CASH AND SHORT TERM INVESTMENTS	(31,898)	116,371

Cash and short term investments:
Beginning of year	245,071	128,700

End of year	$213,173	$245,071

…continued -

2016 Statutory Financial Statements	Page 3

(In Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2016	2015

Supplemental Disclosure of Cash Flow Information for Non Cash Transactions:
Noncash reinsurance settlement	$—	$132,560
Common stock acquired as a return of capital/dividend	6,002	1,558
Premiums paid from benefits	27,366	39,393
Premiums paid by dividend	35,002	26,990
Premiums paid by policy loan	6,716	5,743
Capitalized interest	1,463	2,101
Bond exchange	6,179	970
Other	5,452	3,621

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company, domiciled in Pennsylvania, which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career advisers, independent advisers, and independent marketing organizations. The Company is licensed to write business in all fifty states and the District of Columbia.

On December 31, 2016, the Company acquired Vantis Life Insurance Company (“Vantis”), a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which includes goodwill of $21,401. There was no amortization of goodwill in 2016.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)	certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;
(b)	statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;
(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)	deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;
(f)	payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;
(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, Inc. (“HTK”), Vantis, and certain assets of Independence Square Properties, LLC (“ISP”) and Dresher Run I, LLC (“Dresher Run”) are admitted assets. Penn Mutual Asset Management, LLC (“PMAM”) (formerly Penn Mutual Asset Management, Inc.) and certain assets of ISP and Dresher Run are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

2016 Statutory Financial Statements	Page 5

(In Thousands)

(i)	the Company’s investment in the PMAM Global Unconstrained Bond Fund (“GUBF”) is accounted for using the equity method. Under GAAP, the Company’s investment in GUBF would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.
(j)	surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;
(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit type contracts, whereas GAAP would report these balances as an asset;
(l)	an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;
(m)	after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;
(n)	changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;
(o)	comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;
(p)	embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;
(q)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(r)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “intent and ability not to sell” criteria; and
(s)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

The Company’s net income, excluding net income related to non-controlling interest, as presented in its consolidated financial statements prepared in conformity with GAAP was $210,816 and $208,620 for the years ended December 31, 2016 and 2015, respectively. The Company’s equity, as presented in its consolidated financial statements prepared in conformity with GAAP was $3,362,755 and $2,977,877 as of December 31, 2016 and 2015, respectively.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times per year based on the current estimated cash flows, using the retrospective method, except for favorable changes in expected cash flows for structured securities where the possibility of non-interest loss is other than remote. In these cases, income is recognized on the prospective method over the remaining life of the securities. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly adjusted. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates, with the exception of Vantis, is carried at its underlying audited statutory equity. The Company’s investment in Vantis is carried at underlying audited statutory equity plus the unamortized goodwill related to the Company’s purchase of Vantis. The goodwill is being amortized over 10 years. Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted. Unaffiliated common stock is carried at fair value. Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was obtained in 2016.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash and Short-term investments  Cash includes investments purchased with maturities of three months or less. Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends/income distributions from limited partnerships are recorded in investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag. Refer to Note 3 for additional information regarding investments in alternative assets.

Derivatives  The Company utilizes derivative financial instruments, including swaps, swaptions, futures, forward contracts, caps and options, in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether

2016 Statutory Financial Statements	Page 7

(In Thousands)

the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported in Other invested assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company has entered into interest rate swaps, currency swaps, and equity options in the form of call spreads that qualify for hedge accounting. The currency swaps have been designated to qualify as cash flow hedges of cash flows associated with foreign denominated securities in the investment portfolio. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) and Variable Universal Life (“VUL”) policies. The interest rate swaps have been designated to qualify as cash flow and fair value hedges of the impact of changing interest rates on bonds in the corporate bond portfolio.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio, which do not meet the criteria of an effective hedge.

The Company uses currency forwards to hedge the risk embedded in its foreign currency denominated alternative assets. They are carried at fair value and do not meet the criteria of an effective hedge.

Interest rate caps, credit default swaps, and receiver swaps, a type of interest rate swap, are carried at fair value. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 6 for additional disclosures regarding derivatives.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss. See Note 3 for additional information regarding LIHTC investments.

Other invested assets also includes receivables for unsettled investment transactions, notes receivable from Janney Montgomery Scott, LLC (“JMS”), an affiliate, and the Company’s investment in its affiliate, ISP. See Note 11 for additional information regarding these other invested assets.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans,

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative assets  The Company’s evaluation for OTTI includes consideration of the remaining life of the partnerships and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost of the partnership investments. Any such impairments are accounted for as a realized loss.

LIHTC  OTTI for LIHTC investments is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2016				2015

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$508	$9,502	NA		$126	$8,570	NA
Uncollected loading	(435)	(954)	NA		(98)	(1,117)	NA

Net uncollected	73	8,548	$382	$9,003	28	7,453	$420	$7,901

Deferred premium	16,175	58,868	NA		10,979	51,853	NA
Deferred loading	(12,876)	8,440	NA		(8,499)	8,678	NA

Net deferred	$3,299	$67,308	$5	$70,612	$2,480	$60,531	$7	$63,018

Subtotal — gross deferred and uncollected				79,615				70,919
Nonadmitted				(881)				(1,123)

Premiums due and deferred, net				$78,734				$69,796

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries, with the exclusion of Vantis and its subsidiary, Vantis Life Insurance Company of New York. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. The Company reimburses subsidiaries

2016 Statutory Financial Statements	Page 9

(In Thousands)

for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Refer to Note 10 for further discussion.

Funds Held Under Coinsurance  The Company records a liability for funds held pursuant to a 70% coinsurance with funds withheld agreement entered into with PIA. The liability represents the economic reserves under the terms of the reinsurance agreement. Refer to Note 10 for further discussion of this reinsurance agreement.

OTHER ASSETS  Computer equipment and packaged software is reported at cost of $105,153 and $100,608, less accumulated depreciation of $85,008 and $81,467 at December 31, 2016 and 2015, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2016 and 2015 was $3,541 and $2,299, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated to the lesser of contractor estimate or the remaining life of the building.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, amounts due from affiliates under the terms of service agreements. See Note 6 for additional information regarding derivative transactions and Note 11 for additional information regarding related party transactions.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets, which reflects fair value. The investment income and realized capital gains/ (losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account. See Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus. As of December 31, 2016 and 2015, the Company’s total nonadmitted assets were $220,270 and $184,986, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force.

Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%. An insignificant amount of reserves uses an assumed interest rate greater than 10%.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

2016 Statutory Financial Statements	Page 11

(In Thousands)

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $7,035,410 and $5,665,313 and as of December 31, 2016 and 2015, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position. Refer to Note 8 for additional disclosures on the Company’s benefit plans.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded). See Note 8 for additional disclosures on the Company’s benefit plans.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 12 for further discussion.

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2016 and 2015, the amortized cost basis of the 2010 Notes was $192,182 and $192,065, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2016 and 2015, respectively. Total interest paid since the issuance of the 2010 Notes is $95,313.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2016 and 2015, the amortized cost basis of the 2004 Notes was $197,424 and $197,347, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2016 and 2015, respectively. Total interest paid since the issuance of the 2004 Notes is $163,220.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2016, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as the modified coinsurance reserve adjustment relating to a coinsurance/modified coinsurance reinsurance agreement entered into with a third party effective December 31, 2015. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to PIA relating to interest earned on the funds withheld assets held by the Company pursuant to the 70% coinsurance with funds withheld agreement entered into with PIA that is discussed in Note 10. Other expenses also includes benefits paid by the Company under reinsurance agreements with PIA relating to index credits on certain universal life policies.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

2016 Statutory Financial Statements	Page 13

(In Thousands)

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  In August 2014, the Company became a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

As of December 31, 2016 and 2015, borrowings from the FHLB-PGH, segregated by those classified as advances and funding agreements, including the maximum outstanding during the years ended December 31 were as follows:

	2016	Maximum during 2016	2015	Maximum during 2015

Debt — Advances	$—	$—	$—	$—
Funding Agreements	300,000	600,000	450,000	450,000

Total	$300,000	$600,000	$450,000	$450,000

NEW ACCOUNTING STANDARDS

In November 2016, the NAIC adopted revisions to SSAP No. 56, “Separate Accounts,” that removed the requirement to disclose the total maximum guarantee for separate account products by the general account of a reporting entity. The revised guidance is effective for the year ending December 31, 2016. The Company is no longer disclosing this amount in Note 5.

In November 2016, the NAIC adopted revisions to SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (“SSAP No. 26”), and SSAP No. 43R, “Loan-Backed and Structured Securities” (“SSAP No. 43R”), that added clarification to certain existing disclosure requirements. The revisions clarified that loan backed securities are within the scope of the disclosure of carrying value, fair value, and gross unrealized gains and gross unrealized losses for bonds. The revisions also clarified that bonds classified as short-term investments are to be included in the scope of the disclosure of carrying value and fair value disaggregated by maturity periods. The new guidance is effective for the year ending December 31, 2016. The impact of this revised guidance on the Company’s disclosures is included in Note 3.

In June 2016, Principle Based Reserves (VM -20) met the minimum threshold for state adoptions and therefore will become effective on January 1, 2017. The new regulation will allow Insurers to develop reserves that are more reflective of the risks embedded in the products through the use of the Company’s own experience in the development of the critical assumptions used in the calculation. The regulation will impact new issues prospectively and there is a three year safe harbor until full compliance is required. The Company is currently performing feasibility studies and developing an implementation plan. There is no impact to the 2016 Financial Statements as a result of this standard.

In June 2016, the NAIC adopted revisions to SSAP No. 1, “Disclosure of Accounting, Policies, Risks & Uncertainties, and Other Disclosures” (“SSAP No. 1”), which require disclosure of the nature, amount, and location within the financial statements of any assets received as collateral and related offsetting liabilities. The revised guidance is effective for the year ending December 31, 2016. The impact of this revised guidance in the Company’s financial statements is reflected in Note 5.

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

In June 2016, the NAIC adopted additional revisions to SSAP No. 1 . The guidance promulgated a disclosure requirement for investments in securities with an NAIC designation of 5*. The new disclosure requires a comparative presentation of the number of such securities held, aggregate carrying value and aggregate fair value, disaggregated by certain general investment categories. The guidance became effective upon adoption and is applicable for the year ended December 31, 2016. The adoption of this guidance is not material to the Company.

In June 2016, the NAIC adopted additional revisions to SSAP No. 26, and SSAP No. 43R. The guidance adds disclosure requirements related to the amount such prepayment penalties and acceleration fees received disaggregated by certain types of call features. The guidance takes effect January 1, 2017, with early adoption permitted. The Company has not early adopted this guidance.

During 2015, the NAIC adopted revisions to SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SSAP No. 97”), that added new requirements for the year ended December 31, 2015 to disclose the gross, nonadmitted, and net admitted values of non-insurance SCAs, as well as certain information regarding the filing of such SCAs with the NAIC Securities Valuation Office (“SVO”). In June 2016, the NAIC adopted additional revisions to SSAP No. 97 that clarified the types of SCAs that fall within the scope of this disclosure. The additional revisions also provide a template for a tabular disclosure presentation. The impact of this adopted guidance on the Company’s financial statement disclosures is reflected in Note 11.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2016	Admitted Value	Gains	Losses	Estimated Fair Value

U.S. Treasury, U.S. Agency and other governmental securities	$223,027	$7,815	$7,032	$223,810
States and political subdivisions	1,166,572	120,143	9,482	1,277,233
Corporate securities	4,173,684	308,251	50,913	4,431,022
Residential mortgage-backed securities	307,964	12,184	3,327	316,821
Commercial mortgage-backed securities	1,678,683	44,769	18,322	1,705,130
Asset-backed securities	1,079,593	30,735	10,839	1,099,489

Total bonds	8,629,523	523,897	99,915	9,053,505
Redeemable preferred stock	107,952	3,143	3,456	107,639

Total bonds and preferred stock	$8,737,475	$527,040	$103,371	$9,161,144

2016 Statutory Financial Statements	Page 15

(In Thousands)

		Gross Unrealized Capital
2015	Admitted Value	Gains	Losses	Estimated Fair Value

U.S. Treasury, U.S. Agency and other governmental securities	$267,478	$6,891	$7,585	$266,784
States and political subdivisions	1,116,530	129,477	7,489	1,238,518
Corporate securities	4,019,897	270,799	132,668	4,158,028
Residential mortgage-backed securities	210,292	15,549	1,002	224,839
Commercial mortgage-backed securities	1,480,434	40,462	20,520	1,500,376
Asset-backed securities	1,040,326	22,600	25,205	1,037,721

Total bonds	8,134,957	485,778	194,469	8,426,266
Redeemable preferred stock	72,595	4,456	53	76,998

Total bonds and preferred stock	$8,207,552	$490,234	$194,522	$8,503,264

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $684,603 and $755,513, respectively, as of December 31, 2016 and $632,040 and $693,765, respectively as of December 31, 2015.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2016 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$182,463	$182,274
Due after one year through five years	503,027	527,951
Due after five years through ten years	1,030,968	1,061,618
Due after ten years	3,857,030	4,172,273
Residential mortgage-backed securities(1)	356,604	360,816
Commercial mortgage-backed securities(1)	1,720,770	1,748,975
Asset-backed securities(1)	1,138,696	1,159,633

Total bonds	8,789,558	9,213,540
Redeemable preferred stock	107,952	107,639

TOTAL BONDS AND PREFERRED STOCK	$8,897,510	$9,321,179

(1) Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $107,075, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.08 years.

Investments on deposit with regulatory authorities as required by law were $3,848 and $3,859 at December 31, 2016 and 2015, respectively. Investments pledged as collateral for derivative contracts were $2,194 and $17,752 at December 31, 2016 and 2015, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions. Refer to Note 6 for additional disclosures on derivatives and related collateral.

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

At December 31, 2016, the largest industry concentration of the Company’s portfolio was investments in the electric utilities sector of $642,407, representing 7% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2016	2015

Balance, beginning of period	$30,731	$30,731
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(585)	—
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$30,146	$30,731

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2016 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2016	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$33,551	$2,728	$33,250	$4,304	$66,801	$7,032
States and political subdivisions	253,077	7,917	15,482	1,565	268,559	9,482
Corporate securities	990,775	33,595	221,981	17,318	1,212,756	50,913
Residential mortgage-backed securities	157,939	3,151	17,457	176	175,396	3,327
Commercial mortgage-backed securities	419,994	7,644	250,223	10,678	670,217	18,322
Asset-backed securities	316,949	6,931	122,060	3,908	439,009	10,839

Total bonds	2,172,285	61,966	660,453	37,949	2,832,738	99,915
Redeemable preferred stock	62,882	3,433	1,152	23	64,034	3,456

Total bonds and redeemable preferred stock	$2,235,167	$65,399	$661,605	$37,972	$2,896,772	$103,371

2016 Statutory Financial Statements	Page 17

(In Thousands)

	Less than 12 months		Greater than 12 months		Total
2015	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$149,978	$7,585	$5	$—	$149,983	$7,585
States and political subdivisions	201,214	6,743	12,789	746	214,003	7,489
Corporate securities	1,446,874	109,186	81,069	23,482	1,527,943	132,668
Residential mortgage-backed securities	70,638	1,002	—	—	70,638	1,002
Commercial mortgage-backed securities	484,300	18,287	28,687	2,233	512,987	20,520
Asset-backed securities	559,261	18,250	68,775	6,955	628,036	25,205

Total bonds	2,912,265	161,053	191,325	33,416	3,103,590	194,469
Redeemable preferred stock	4,072	32	1,180	21	5,252	53

Total bonds and redeemable preferred stock	$2,916,337	$161,085	$192,505	$33,437	$3,108,842	$194,522

Included in the December 31, 2016 amounts above is the interest portion of other-than-temporary impairments on securities of $21.

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2016, totaled 63% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 37% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $96,114 or 93% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2. Unrealized losses on fixed maturity securities with a rating below investment grade represent $7,257 or 7% of the Company’s total fixed maturities unrealized losses.

The decrease in the gross unrealized loss position is primarily related to credit spreads tightening across all major asset classes, partially offset by the increasing interest rate environment; the 10yr and 30yr treasury rates rose 18 basis points and 5 basis points, respectively.

U.S. Treasury, U.S. Agency and Other Governmental Securities  Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $7,032 or 7% of the Company’s unrealized losses for debt securities. These were spread over 13 securities primarily related to the increasing interest rate environment.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $9,482 or 9% of the Company’s unrealized losses for debt securities. These were spread over 71 securities and the increase in the gross unrealized loss position is attributable to an increase in treasury rates.

Corporate Securities  Unrealized losses on corporate securities were $50,913 or 49% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 295 individual securities with varying interest rates and maturities. There was 1 corporate security with a fair value below 80% of the security’s amortized cost. The decrease in the gross unrealized loss position is primarily attributable to the tightening of credit spreads among investment grade and high yield.

Residential and Commercial Mortgage-Backed Securities  Unrealized losses on mortgage-backed securities were $21,649 or 21% of the total unrealized losses for debt securities. The gross unrealized loss position was relatively unchanged. These losses were spread across 152 fixed and variable rate securities, 100% of which are investment grade. There was 1 mortgage-backed security that was priced below 80% of the security’s amortized cost.

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Asset-Backed Securities  Unrealized losses on asset-backed securities were $10,839 or 11% of the total unrealized losses for debt securities. The decrease in the gross unrealized loss position is primarily related to tightening spreads for select issues. These losses are spread across 90 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. There were no asset-backed securities that were priced below 80% of the security’s amortized cost.

Redeemable Preferred Stock  Unrealized capital losses on redeemable preferred stock were $3,456 or 3% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in redeemable preferred stock is spread over 28 individual securities. There were no redeemable preferred stocks that were priced below 80% of the security’s amortized cost.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock.

		Gross Unrealized Capital
	Admitted Value	Gains	Losses	Estimated Fair Value

December 31, 2016:
Unaffiliated common stock	$95,609	$467	$12,417	$83,659

December 31, 2015:
Unaffiliated common stock	$119,372	$—	$23,365	$96,007

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2016	$8,097	$661	$50,652	$11,756	$58,749	$12,417
December 31, 2015	$25,317	$6,834	$50,207	$16,531	$75,524	$23,365

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 13 individual securities. There were 4 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2016 are temporary in nature. For further discussion on how the Company evaluates the impairment, see Note 2.

2016 Statutory Financial Statements	Page 19

(In Thousands)

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2016 and 2015 was $1,578 and $1,513, respectively. The Company also invested $12,000 and $18,000 in FHLB-PGH Activity Stock as of December 31, 2016 and 2015. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2016 and 2015, the Company’s borrowing capacity with the FHLB-PGH was $792,580 and $685,916, respectively.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2016	Maximum during 2016	December 31 2015	Maximum during 2015

Carrying value	$344,103	$650,743	$496,789	$498,253
Fair value	$363,639	$720,196	$531,031	$544,091

The amount of interest paid to FHLB-PGH on borrowings classified as funding agreements for the years ended December 31, 2016 and 2015 was $3,839 and $1,304, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2016, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2016	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	13,046	—	6,645	6,401

Total other than temporary impairments	$13,046	$—	$6,645	$6,401

There were no other than temporary impairments recognized on loan-backed securities for the year ended December 31, 2015.

In addition, during the years ended December 31, 2016 and 2015, the Company recognized realized losses of $1,191 and $2,358, respectively, related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2016 and 2015, accumulated depreciation on real estate amounted to $21,127 and $19,840, respectively.

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31:

2016	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$192,444	$138,265
MBO	72,259	107,545
Distressed	48,390	64,431
Real asset	63,286	42,725
Mezzanine	18,729	19,422
Infrastructure*	17,730	123	Semi-annually	30 Days
Hedge funds	32,340	—	Monthly	5-90 Days
Secondaries	9,076	20,520
Fund of funds	13,409	8,729
Senior mezzanine	8,758	9,218
Direct lending	6,837	1,802

Total Alternative Assets	$483,258	$412,780

*	Redemption option only applies to one infrastructure fund (Value = $7,045; Unfunded Commitment = $0)

2015	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$170,284	$132,893
MBO	54,482	74,197
Distressed	48,041	25,494
Real asset	56,586	59,790
Mezzanine	19,412	15,013
Infrastructure*	18,684	153	Semi-annually	30 days
Hedge funds	40,798	—	Monthly	5-90 days
Secondaries	7,179	12,158
Fund of funds	15,156	4,495
Senior mezzanine	10,381	8,646
Direct lending	9,234	2,179

Total Alternative Assets	$450,237	$335,018

*	Redemption option only applies to one infrastructure fund (Value = $7,538; Unfunded Commitment = $0)

The investment values are provided per the partnerships’ capital statements. The Company has reviewed events that have occurred since the date the values were calculated and has determined that no adjustments to the calculated values are necessary. With the exception of four open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2016, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $6,393 and $5,340 for the years ended December 31, 2016 and 2015, respectively, associated with other-than-temporary impairments of certain partnership investments.

The Company recognized realized gains of $258 and $283 for the years ended December 31, 2016 and 2015, respectively, associated with liquidations of the company’s interest in partnerships.

2016 Statutory Financial Statements	Page 21

(In Thousands)

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2016 and 2015 were as follows:

December 31,	2016	2015

LIHTC	$58,552	$66,582
Receivable for securities	4,022	—
Other invested assets-affiliated	443,560	353,121
Other invested assets-unaffiliated	1,381	1,855

Total other invested assets	$507,515	$421,558

Other invested assets-affiliated represents the Company’s investment in its subsidiary ISP, notes receivable held by the Company from JMS, a subsidiary of ISP, and the Company’s investment in GUBF. Refer to Note 11 for additional discussion on Other invested assets-affiliated.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2016 and 2015. There were no write downs due to forfeiture of eligibility and there were no impairments during the years ended December 31, 2016 or 2015.

Commitments of $20,362 and $21,777 have been recorded in other liabilities as of December 31, 2016 and 2015, respectively. The Company has unexpired tax credits with remaining lives ranging between 7 - 12 years and required holding periods for its LIHTC investments between 10 - 15 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/ (LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2016	2015

Income:
Bonds and preferred stock	$452,442	$436,133
Common stocks — affiliated	5,300	46,600
Unaffiliated	9,575	9,930
Real estate	3,036	2,760
Policy loans	15,981	14,810
Alternative assets	47,659	43,641
Other invested assets	32,903	18,279
Other	1,845	768
Derivatives	3,839	9,198
IMR amortization	(4,091)	(1,728)

Total investment income	568,489	580,391

Expenses:
Surplus note interest	28,744	28,731
Depreciation of real estate	1,287	1,240
Other investment expenses	17,992	18,576

Total investment expenses	48,023	48,547

NET INVESTMENT INCOME	$520,466	$531,844

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

During 2016 and 2015, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2016			2015

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$426,152	$55,749	$8,764	$547,690	$34,816	$11,693
Preferred stock	4,950	—	71	10,288	—	249
Common stock	51,825	1,556	6,343	66,265	546	—

There was no nonadmitted accrued investment income at December 31, 2016 and 2015.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2016	2015

Realized capital gains	$64,004	$47,082
Less:
Amount transferred to IMR (net of related taxes of $(25,943) in 2016 and $(26,710) in 2015)	11,078	9,641
Income tax effect on realized capital gains	26,983	26,710

NET REALIZED CAPITAL GAINS	$25,943	$10,731

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2016 and 2015 that were reacquired within 30 days of the sale date.

STRUCTURED NOTES  The following table represents structured notes held by the Company as of December 31:

2016
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,582	$1,451	N
912810FD5	182	237	181	N
912828C99	51,317	52,223	51,785	N

2015
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,564	$1,423	N
912810FD5	182	236	135	N
912828C99	51,317	50,454	51,115	N
912828WU0	19,575	19,026	19,610	N

2016 Statutory Financial Statements	Page 23

(In Thousands)

Note 4.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit type contracts are illustrated below as of December 31:

2016	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	324,973	—	324,973	4%
At fair value	—	6,145,775	6,145,775	64%

Subtotal	324,973	6,145,775	6,470,748	68%

At book value — without adjustment	1,628,409	—	1,628,409	17%
Not subject to discretionary withdrawal	1,319,846	141,936	1,461,782	15%

Total annuity reserves and deposit liabilities gross	3,273,228	6,287,711	9,560,939	100%

Less: reinsurance ceded	(4,296)	—	(4,296)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,268,932	$6,287,711	$9,556,643

2015	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	462,848	—	462,848	5%
At fair value	—	5,861,942	5,861,942	62%

Subtotal	462,848	5,861,942	6,324,790	66%

At book value — without adjustment	1,454,495	—	1,454,495	15%
Not subject to discretionary withdrawal	1,419,965	316,908	1,736,873	18%

Total annuity reserves and deposit liabilities gross	3,337,308	6,178,850	9,516,158	100%

Less: reinsurance ceded	(4,132)	—	(4,132)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,333,176	$6,178,850	$9,512,026

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2016	2015

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$243,571	$261,356
Policyholders’ reserves — individual annuities	2,207,355	2,100,475
Liabilities for deposit-type contracts	796,696	947,337
VACARVM reserves	21,310	24,008

Subtotal	3,268,932	3,333,176

Separate Account Annual Statement:
Annuities	6,287,681	6,178,717
Supplementary contracts with life contingencies	13	118
Other annuity contract-deposit-funds	17	15

Subtotal	6,287,711	6,178,850

TOTAL RESERVES	$9,556,643	$9,512,026

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

As of December 31, 2016 and 2015, the Company has recorded reserves of $300,363 and $450,299, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2016	2015

Account value	$6,383,890	$6,131,714
Net amount at risk	59,621	127,648

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2016:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,706	$192,907	$184,605
GMWB w/inflation	12,922	2,121,709	2,072,861
GMAB/GMWB	16,360	2,810,253	2,736,035
GMWB w/ DB	1,032	163,474	156,076

Total	32,020	$5,288,343	$5,149,577

The following table summarizes the account values for the different benefit types as of December 31, 2015:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,641	$179,155	$170,432
GMWB w/inflation	12,630	1,991,421	1,935,732
GMAB/GMWB	16,104	2,647,553	2,564,041
GMWB w/ DB	934	140,841	133,117

Total	31,309	$4,958,970	$4,803,322

2016 Statutory Financial Statements	Page 25

(In Thousands)

Reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2016 and 2015, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $6,254,404 and $5,985,327, as of December 31, 2016 and 2015, respectively. During 2016 and 2015, as a result of the annual assumption review, there was a release of reserves of $0 and $100, respectively.

Note 5.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $7,155,006 and $6,894,442 at December 31, 2016 and 2015, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $147,602 and $323,396 at December 31, 2016 and 2015, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2016	2015

Premiums considerations and deposits	$358,081	$493,263
Reserves at December 31, at market value	7,145,135	7,039,100
Subject to discretionary withdrawal at market value	7,145,135	7,039,100

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2016	2015

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$358,080	$493,263
Transfers from separate accounts	(592,214)	(382,347)

Transfers as reported in the Statements of Income	$(234,134)	$110,916

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2016	2015

Enhanced Deferred Individual Annuity	$5,901,830	$5,622,325
Single Life Variable Universal Life	605,533	601,078
Basic Deferred Individual Annuity	388,288	402,107
Joint Life Variable Universal Life	259,355	268,932
Deferred Group Annuity	147,602	323,396

Total	$7,302,608	$7,217,838

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $53,865 and $49,294 for the years ended December 31, 2016 and 2015, respectively and $178,949 for the four-year period between 2013 and 2016.

For the years ended December 31, 2016 and 2015, the general account of the Company has paid $808 and $681, respectively, and $4,605 cumulatively over the last five years towards separate account guarantees.

Note 6.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over the Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are now centrally cleared through an exchange.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported in other invested assets. Derivative instruments with carrying values showing a loss are reported in other liabilities.

2016 Statutory Financial Statements	Page 27

(In Thousands)

Derivative Instruments Designated and Qualifying as Hedging Instruments

December 31,	2016						2015
		Notional Value	Fair Value		Carrying Value			Notional Value	Fair Value		Carrying Value
	Number		Gain	(Loss)	Gain	(Loss)	Number		Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	64	$1,981,354	$89,232	$—	$59,412	$—	64	$1,579,347	$33,285	$—	$50,011	$—
Currency swaps	—	—	—	—	—	—	3	17,266	1,323	—	1,056	—
Interest rate swaps	1	50,000	—	(1,116)	—	—	1	50,000	—	(849)	—	—
Fair value hedges:
Interest rate swaps	2	45,000	—	(3,945)	—	—	2	45,000	—	(3,608)	—	—

Total designated and qualifying as hedges	67	$2,076,354	$89,232	$(5,061)	$59,412	$—	70	$1,691,613	$34,608	$(4,457)	$51,067	$—

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported in other invested assets. Fair values showing a loss are reported in other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

December 31,	2016				2015
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	(Loss)	Number		Gain	(Loss)

Interest rate futures	2,600	$357,451	$1,084	$(2,832)	1,100	$262,300	$—	$(1,837)
Credit default swaps	1	5,000	—	(518)	1	5,000	—	(604)
Equity futures	400	44,724	—	(105)	1,055	106,361	—	(1,192)
Interest rate swaps	24	2,593,400	4,110	(82,650)	34	3,465,600	3,973	(44,223)
Inflation swaps	2	125,000	—	(8,012)	2	125,000	—	(11,467)
Equity options	8	431,620	5,360	(1,672)	15	813,990	2,450	(3,395)
Total return swaps	15	657,628	—	(101,363)	14	569,497	2,112	(32,296)
Swaptions	4	350,000	—	(1,945)	2	170,000	—	(464)
Treasury forwards	3	115,712	—	(16,920)	1	20,000	—	(508)

Total not designated and not qualifying as hedges	3,057	$4,680,535	$10,554	$(216,017)	2,224	$5,537,748	$8,535	$(95,986)

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

The impact of derivative instruments reported on the Statements of Income for the years ended December 31, 2016 and 2015, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

Years Ended December 31,	2016			2015
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Benefits paid to policyholders and beneficiaries	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Benefits paid to policyholders and beneficiaries

Cash flow hedges:
Equity options	$—	$—	$(4,636)	$—	$—	$2,939
Interest rate swaps	641	—	—	583	—	—
Currency swaps	61	3,124	—	150	5,106	—
Fair value hedges:
Interest rate swaps	(1,056)	—	—	(1,166)	5,479	—

Total qualifying hedges	$(354)	$3,124	$(4,636)	$(433)	$10,585	$2,939

1	Net investment gains/(losses) were transferred to the IMR.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2016		2015
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]

Interest rate futures	$—	$3,086	$—	$8,839
Credit default swaps	(253)	(2)	(254)	—
Equity futures	—	668	—	(10,430)
Foreign currency forwards	—	—	—	2,573
Interest rate swaps	(698)	67,312	10,066	17,588
Inflation swaps	(161)	—	(2,128)	—
Equity options	—	(23,817)	—	4,441
Total return swaps	5,305	(25,360)	1,947	(4,846)
Swaptions	—	1,474	—	2,126
Treasury forwards	—	9,245

Total nonqualifying hedges	$4,193	$32,606	$9,631	$20,291

1	$13,852 and $2,267 of the net investment gains/(losses) were transferred to the IMR for the years ended December 31, 2016 and 2015, respectively.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has entered into currency swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to foreign currency securities. These currency swaps are used to reduce market risks from changes in foreign exchange rates. The hedging instruments are held at amortized cost. For the currency swaps, the change in value related to foreign exchange fluctuations is recognized as an unrealized gain or loss, as applicable. The change in unrealized capital gains/(losses) for these currency swaps designated and qualifying as hedging instruments for the years ended December 31, 2016 and 2015 were $(1,057) and $(674) respectively.

The company has entered into an interest rate swap that qualifies for hedge accounting. The swap has been designated as a cash flow hedge of cash flows related to the variability of interest rate payments associated with holdings of 3-month LIBOR variable rate fixed income securities. The hedging instrument is held at amortized cost. The effective portion of the hedge flows through the income statement. At termination, the gain or loss on the derivative is transferred to the IMR and amortized into income over the remaining life of the derivative.

2016 Statutory Financial Statements	Page 29

(In Thousands)

Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows is 9 years.

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL and VUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Operations, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

The company has entered into interest rate swaps that qualify for hedge accounting. The swaps have been designated as fair value hedges of changes in the market values of specific bonds in the corporate bond portfolio due to changes in interest rates. While effective, the valuation of the derivative follows the valuation of the hedged asset. The variable rate fixed income securities are carried at amortized cost. Amortized cost for the derivative is zero. Therefore, for an effective hedge, the derivative is not recorded on the balance sheet. If the hedge is no longer effective or if the hedging arrangement is discontinued, the derivative is accounted for at fair value and the change in fair value is recorded as unrealized gains or losses. At termination, the gain/(loss) on the derivative would be realized and tax affected. The tax affected amount is allocable to the Interest Maintenance Reserve, because it is attributable to changes in interest rates and is on a derivative that was hedging a financial asset, and is amortized into income over the remaining life of the derivative.

During the year ended December 31, 2015, the Company entered into and subsequently terminated fair value hedge accounting for an interest rate swap. When the derivative instrument was closed it resulted in a realized gain of $5,479 which was transferred to the IMR and will be amortized into income over the remaining duration of the hedged asset.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts, interest rate swaps, inflation swaps and equity options that do not qualify for hedge accounting.

These instruments are carried at fair value and are classified as either other invested assets or other liabilities in the Statements of Admitted Assets, Liabilities and Surplus. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses interest rate swaps, interest rate futures, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2016	2015

Interest rate futures	$90	$(960)
Credit default swaps	86	(13)
Equity futures	1,087	4,513
Foreign currency forward	—	(1,489)
Interest rate swaps	(37,969)	(16,725)
Inflation swaps	3,455	(927)
Equity options	21,493	(13,479)
Total return swaps	(71,179)	(7,348)
Swaptions	58	(208)
Treasury forwards	(16,414)	(508)

Total	$(99,293)	$(37,144)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the futures will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2016 and 2015, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2016 and 2015, the Company pledged collateral of $155,897 and $128,318, respectively, in the form of securities and cash. The cash received from held collateral is invested in an interest bearing money market fund and is reflected as a short term investment.

As of December 31, 2016 and 2015, the Company pledged collateral for futures contracts of $6,984 and $10,134, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities

2016 Statutory Financial Statements	Page 31

(In Thousands)

into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on quarterly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation that utilizes market information and activity. As of December 31, 2016 and 2015, there were no debt securities carried at fair value that were valued in this manner.

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(In Thousands)

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated internally using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain ABS that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain ABS priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced internally based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

The methodologies followed for valuing the Company’s significant Level 3 debt securities include:

•

Asset backed securities — These assets are valued based upon broker quotes which are updated regularly. The quoted valuation is based upon a discounted cash flow model and the assumptions underlying the model include swap curve rates, prepayment and default assumptions and an illiquidity premium. On a periodic basis, management reviews the underlying assumptions with the quoting broker and reviews the final quotes for reasonableness.

•

Asset backed trust preferred securities — The process used to value these assets consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust. That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is internally priced utilizes less observable inputs. The specific natures of the inputs are evaluated on a security by security basis by our investment professionals; however, securities of this type are generally classified within Level 3 of the fair value hierarchy.

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(In Thousands)

CASH AND SHORT-TERM INVESTMENTS  Short-term investments carried at Level 1 consist of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures include index futures that are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC derivative market where fair value is determined based upon values received form counterparties are classified within Level 2. These investments include: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity. In order to validate reasonability of prices received by counterparties, prices are reviewed by our investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Refer to Note 6 for additional disclosures regarding derivatives.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

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(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2016	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$1,494	$—	$1,494
Commercial MBS	—	—	—	—
Asset-backed securities	—	—	1,514	1,514

Total Bonds	—	1,494	1,514	3,008
Redeemable Preferred Stock	—	—	7,544	7,544
Common stock — unaffiliated	70,070	—	13,589	83,659
Derivatives
Futures	1,084	—	—	1,084
Interest rate swaps	—	4,110	—	4,110
Equity options	—	5,360	—	5,360

Total derivatives	1,084	9,470	—	10,554

Total investments	71,154	10,964	22,647	104,765
Separate account assets(1)	7,302,608	—	—	7,302,608

Total assets	$7,373,762	$10,964	$22,647	$7,407,373

Liabilities:
Derivatives
Interest rate swaps	$—	$(82,650)	$—	$(82,650)
Credit default swaps	—	(518)	—	(518)
Futures	(2,937)	—	—	(2,937)
Equity options	—	(1,672)	—	(1,672)
Inflation swaps	—	(8,012)	—	(8,012)
Swaptions	—	(1,945)	—	(1,945)
Total return swaps	—	(101,363)	—	(101,363)
Treasury forwards	—	(16,920)	—	(16,920)

Total Liabilities	$(2,937)	$(213,080)	$—	$(216,017)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

2016 Statutory Financial Statements	Page 35

(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2015	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$4,759	$—	$4,759
Commercial MBS	—	—	8,000	8,000
Asset-backed securities	—	—	1,579	1,579

Total Bonds	—	4,759	9,579	14,338
Redeemable preferred stock	—	—	—	—
Common stock — unaffiliated	75,523	—	20,484	96,007
Derivatives
Interest rate swaps	—	3,973	—	3,973
Equity options	—	2,450	—	2,450
Total Return Swaps	—	2,112	—	2,112

Total derivatives	—	8,535	—	8,535

Total investments	75,523	13,294	30,063	118,880
Separate account assets(1)	7,217,838	—	—	7,217,838

Total assets	$7,293,361	$13,294	$30,063	$7,336,718

Liabilities:
Derivatives
Interest rate swaps	$—	$(44,222)	$—	$(44,222)
Credit default swaps	—	(604)	—	(604)
Futures	(3,030)	—	—	(3,030)
Equity options	—	(3,395)	—	(3,395)
Inflation swaps	—	(11,467)	—	(11,467)
Swaptions	—	(464)	—	(464)
Total return swaps	—	(32,296)	—	(32,296)
Treasury forwards	—	(508)	—	(508)

Total liabilities	$(3,030)	$(92,956)	$—	$(95,986)

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There was 1 asset that was transferred out of Level 3 due to impairment of that asset to market value and there were no assets transferred in to Level 3 for the period ending December 31, 2016. There was one asset that had an NAIC designation downgrade in 2015, requiring that it be carried at the lower of amortized cost or fair value. This has been classified as Level 3.

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2016 and 2015 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2016	$8,000	$1,579	$—	$20,484	$30,063
Transfers in	—	—	—	—	—
Transfers out	(4,194)	—	—	—	(4,194)
Total gains or losses (realized/unrealized) included in:
Income/(loss)	(5,359)	15	(56)	—	(5,400)
Surplus	1,932	(8)	—	—	1,924
Amortization/Accretion	68	—	—	—	68
Purchases/(Sales):
Purchases	—	—	7,600	65	7,665
(Sales)	(447)	(72)	—	(6,960)	(7,479)

Balance December 31, 2016	$—	$1,514	$7,544	$13,589	$22,647

	Commercial MBS	Asset- Backed Securities	Common Stock	Total Assets

Balance January 1, 2015	$—	$1,640	$2,592	$4,232
Transfers in	8,000	—	—	8,000
Transfers out	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	17	—	17
Surplus	—	5	—	5
Amortization/Accretion	—	—	—	—
Purchases/(Sales):
Purchases	—	—	18,000	18,000
(Sales)	—	(83)	(108)	(191)

Balance December 31, 2015	$8,000	$1,579	$20,484	$30,063

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2016:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/ weighted avg.

Assets:
Investments
Bonds
Asset-backed securities	$1,514	Broker quote(1)	Not Available	N/A

Redeemable preferred stock	7,544	Matrix(2)	Liquidity and Structure spreads	125-225 bps

Common stock
Unaffiliated	11
FHLB Membership Stock	13,578	Cost(3)	Not available	N/A

Total investments	$22,647

(1)	Broker quoted fair values on these asset backed securities represent indicative, non-binding quotes developed by a single market maker. The significant inputs are not developed by the Company and are not reasonably available.

2016 Statutory Financial Statements	Page 37

(In Thousands)

(2)	The Company utilizes comparable transactions in the market, as well as other information available in Bloomberg and applies various spreads.
(3)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2016	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$9,053,505	$8,629,523	$83,838	$8,814,309	$155,358
Redeemable preferred stock	107,639	107,952	60,621	37,537	9,481
Common stock-unaffiliated	83,659	83,659	70,070	—	13,589
Cash and short-term investments	213,173	213,173	213,173	—	—
Derivatives	99,785	69,966	1,084	98,701	—
Separate Account assets	7,302,608	7,302,608	7,302,608	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,216	$2,458,512	$—	$—	$2,474,216
Derivatives	221,078	216,017	2,937	218,141	—
Separate Account liabilities	7,302,608	7,302,608	7,302,608	—	—

2015	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$8,426,266	$8,134,957	$73,900	$7,589,325	$763,041
Redeemable preferred stock	76,998	72,595	44,056	30,980	1,962
Common stock-unaffiliated	96,007	96,007	75,523	—	20,484
Cash and short-term investments	245,071	245,071	245,071	—	—
Derivatives	43,143	59,602	—	43,143	—
Separate Account assets	7,217,838	7,217,838	7,217,838	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,394,501	$2,352,887	$—	$—	$2,394,501
Derivatives	95,986	95,986	92,956	3,030	—
Separate Account liabilities	7,217,838	7,217,838	7,217,838	—	—

During 2016, securities with a fair value totaling $616,717 were transferred from Level 3 to Level 2 due to a change in pricing methodology from broker quote to internal estimates using significant observable inputs and being priced by independent services using observable inputs.

Note 8.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans effective December 31, 2005; therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and advisers, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, advisers, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus. To hedge against volatility for the investment earnings credited, the Company has purchased corporate-owned life insurance contracts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$172,191	$181,602	$22,023	$24,827
Service cost	—	—	401	416
Interest cost	7,520	7,273	790	850
Actuarial loss/(gain)	6,136	(7,600)	(2,756)	(2,580)
Benefits paid	(9,335)	(9,084)	(1,306)	(1,490)
Change in plan provisions	—	—	—	—

Projected benefit obligation at end of year	$176,512	$172,191	$19,152	$22,023

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Discount rate	4.20%	4.50%	4.00%	4.20%
Rate of compensation increase	N/A	N/A	N/A	N/A

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities

2016 Statutory Financial Statements	Page 39

(In Thousands)

corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2016		2015
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.90%	8.10%	7.25%	7.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2025	2025	2025

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2016	2015	2016	2015

Change in plan assets:
Fair value of plans assets at beginning of year	$174,859	$179,097	$—	$—
Actual return on plan assets	10,118	2,277	—	—
Employer contribution	2,606	2,569	1,306	1,490
Benefits paid	(9,335)	(9,084)	(1,306)	(1,490)

Fair value of plan assets at end of year	$178,248	$174,859	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with Penn Mutual. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. During 2016, the qualified pension plan also invests in a bond fund that is managed by a subsidiary of the Company. The fair value of this fund is based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2016:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$85,744	$—	$—	$85,744
Bond funds	49,020	36,315	—	85,335
Money market funds	7,169	—	—	7,169

Total	$141,933	$36,315	$—	$178,248

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2015:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$84,442	$—	$—	$84,442
Bond funds	66,215	—	—	66,215
Money market funds	24,202	—	—	24,202

Total	$174,859	$—	$—	$174,859

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2016 and 2015 was a 40%-60%/ 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2016 and 2015 are as follows:

	2017 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2016	2015

Equity funds	50.0%	48.1%	48.3%
Bond funds	50.0%	47.9%	37.9%
Money market funds	—%	4.0%	13.8%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

2016 Statutory Financial Statements	Page 41

(In Thousands)

The following table sets forth the funded status of the plans as of December 31, 2016 and 2015 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Benefit obligation	$(176,512)	$(172,191)	$(19,152)	$(22,023)
Fair value of plan assets	178,248	174,859	—	—

Funded Status	$1,736	$2,668	$(19,152)	$(22,023)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Prepaid pension asset (nonadmitted)	$28,795	$30,593	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(27,059)	(27,925)	(19,152)	(21,925)

	1,736	2,668	(19,152)	(21,925)
Unrecognized transition liability	—	—	—	(98)

Funded Status	$1,736	$2,668	$(19,152)	$(22,023)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2016	2015	2016	2015

Projected benefit obligation	$(149,453)	$(144,266)	$(27,059)	$(27,925)
Fair value of plan assets	178,248	174,859	—	—

Funded Status	$28,795	$30,593	$(27,059)	$(27,925)

Accumulated benefit obligation	$(149,453)	$(144,266)	$(27,059)	$(27,925)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Unrecognized prior service cost	$—	$—	$1,756	$1,755
Unrecognized actuarial (gain)/loss	39,173	31,778	(1,962)	794

Total	$39,173	$31,778	$(206)	$2,549

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

Than Pensions,” during the year ended December 31, 2016 and 2015, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2016	2015	2016	2015

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$31,778	$29,896	$2,549	$5,128
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	—	—	1	1
Net actuarial loss/(gain) arising during the period	8,014	2,426	(2,756)	(2,580)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(619)	(544)	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$39,173	$31,778	$(206)	$2,549

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2017 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$—	$(1)
Amortization of actuarial net loss	975	—

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Service cost	$—	$—	$401	$416
Interest cost	7,520	7,273	790	850
Expected return on plan assets	(11,996)	(12,302)	—	—
Amortization of prior service cost/(credit)	—	—	(1)	(1)
Amortization of actuarial losses/(gains)	619	544	—	—

Total net periodic benefit (credit)/cost	$(3,857)	$(4,485)	$1,190	$1,265

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Discount rate	4.50%	4.10%	4.20%	3.80%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

2016 Statutory Financial Statements	Page 43

(In Thousands)

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2016		2015
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.25%	7.75%	7.45%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2025	2022	2022

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Impact on total service and interest cost components	$79	$(69)
Impact of postretirement benefit obligation	1,051	(931)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2016	2015	2016	2015

Employer Contributions	$2,606	$2,569	$1,306	$1,490
Benefits Paid	$(9,335)	$(9,084)	$(1,306)	$(1,490)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2017, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $10,042 and $1,445, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2016 and 2015. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2017	$10,042	$1,445
2018	10,388	1,475
2019	10,655	1,495
2020	10,823	1,470
2021	10,910	1,458
Years 2022-2026	55,198	6,969

Total	$108,016	$14,312

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time advisers. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time advisers. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Managers of that subsidiary. For the years ended December 31, 2016, and 2015, the expense recognized for these plans was $6,807 and $4,610, respectively.

At December 31, 2016 and 2015, $0 and $142,049, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

Note 9.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2016 and 2015.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2016 and 2015.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2016			2015

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$446,195	$85,635	$531,830	$440,023	$60,478	$500,501
Statutory valuation allowance adjustment				—	—	—

Adjusted gross deferred tax assets	446,195	85,635	531,830	440,023	60,478	500,501
Adjusted gross deferred tax assets nonadmitted	(127,156)	(26,095)	(153,251)	(118,039)	—	(118,039)

Subtotal — admitted adjusted deferred tax asset	319,039	59,540	378,579	321,984	60,478	382,462
Gross deferred tax liabilities	(123,336)	(30,834)	(154,170)	(93,950)	(57,833)	(151,783)

Net admitted deferred tax asset	$195,703	$28,706	$224,409	$228,034	$2,645	$230,679

2016 Statutory Financial Statements	Page 45

(In Thousands)

Description	Changes during 2016

	Ordinary	Capital	Total
Gross deferred tax assets/(liabilities)	$6,172	$25,157	$31,329
Statutory valuation allowance adjustment

Adjusted gross deferred tax assets	6,172	25,157	31,329
Adjusted gross deferred tax asset nonadmitted	(9,117)	(26,095)	(35,212)

Subtotal — admitted adjusted deferred tax asset	(2,945)	(938)	(3,883)
Gross deferred tax (liability)/asset	(29,386)	26,999	(2,387)

Net admitted deferred tax asset	$(32,331)	$26,061	$(6,270)

Admitted DTA’s are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2016			2015

	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	195,703	28,706	224,409	198,868	31,811	230,679
1. Adjusted gross DTA expected to be realized following the balance sheet date	258,612	28,708	287,320	233,811	31,811	265,622
2. Adjusted gross DTA allowed per limitation threshold			224,409			230,679
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	123,336	30,834	154,170	123,116	28,667	151,783

DTA admitted as the result of application of SSAP No.101	$319,039	$59,540	$378,579	$321,984	$60,478	$382,462

Description	Changes during 2016

	Ordinary		Capital		Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$		$		$
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))
1. Adjusted gross DTA expected to be realized following the balance sheet date		(3,165)		(3,105)		(6,270)
2. Adjusted gross DTA allowed per limitation threshold		24,801		(3,103)		21,698
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL		220		2,167		2,387

DTA admitted as the result of application of SSAP No. 101		$(2,945)		$(938)		$(3,883)

Page 46	The Penn Mutual Life Insurance Company

(In Thousands)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2016	2015

Ratio percentage used to determine recovery period and threshold limitation amount	537%	539%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,694,373	$1,684,071

The impact of tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

Adjusted gross DTA’s

Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies

December 31, 2016			December 31, 2015			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
61%	96%	66%	67%	96%	71%	(6)%	—%	(5)%

Net admitted DTA’s

Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies

December 31, 2016			December 31, 2015			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
70%	100%	74%	81%	100%	83%	(11)%	—%	(9)%

The Company’s tax planning strategies do not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2016	2015

Current federal income tax expense/(benefit)	$(31,661)	$(33,190)
Receivable adjustment per IRS audit	—	(2,023)

Federal income tax (benefit)/expense	(31,661)	(35,213)
Income tax effect on realized capital gains/(losses)	26,983	26,710

Federal and foreign income taxes incurred	$(4,678)	$(8,503)

2016 Statutory Financial Statements	Page 47

(In Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2016	2015	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$48,140	$45,412	$2,728
DAC	111,111	101,039	10,072
Dividend to policyholders	20,300	16,800	3,500
Deferred compensation	36,610	35,228	1,382
Nonadmitted assets	18,083	18,224	(141)
AMT credits	2,000	—	2,000
LIHTC credits	40,874	33,872	7,002
NOL Carryforward	72,922	95,753	(22,831)
Reinsurance transaction	6,188	7,280	(1,092)
Coinsurance transaction	10,571	10,571	—
PML Reserve Financing	60,572	60,572	—
Other-ordinary	18,824	15,272	3,552

Statutory valuation allowance adjustment — ordinary	—	—	—
Nonadmitted ordinary DTAs	(127,156)	(118,039)	(9,117)

Admitted ordinary DTAs	319,039	321,984	(2,945)

Capital:
Investments	—	4,594	(4,594)
Net unrealized capital losses	56,927	23,816	33,111
OTTI on investments	28,708	32,068	(3,360)

Gross capital DTAs	85,635	60,478	25,157
Statutory valuation allowance adjustment — capital	—	—	—
Nonadmitted capital DTAs	(26,095)	—	(26,095)

Admitted capital DTAs	59,540	60,478	(938)

Admitted DTAs	378,579	382,462	(3,883)

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(111,834)	(82,684)	(29,150)
Other	(11,502)	(11,266)	(236)

Ordinary DTLs	(123,336)	(93,950)	(29,386)

Capital:
Investments — capital	—	(26,547)	26,547
Alternative asset investments	(30,834)	(31,286)	452

Capital DTLs	(30,834)	(57,833)	26,999

DTLs	(154,170)	(151,783)	(2,387)

Net deferred tax asset	$224,409	$230,679	$(6,270)

Page 48	The Penn Mutual Life Insurance Company

(In Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2016	2015	Change

Total deferred tax assets	$531,830	$500,501	$31,329
Total deferred tax liabilities	(154,170)	(151,783)	(2,387)

Net deferred tax asset	377,660	348,718	28,942
Statutory valuation allowance adjustment (“SVA”)		—
Net deferred tax asset/(liability) after SVA	377,660	348,718	28,942

Tax effect of net unrealized gains/(losses)			(33,111)
Tax effect of postretirement liability			(1,658)

Change in net deferred income tax			$(5,827)

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2016 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$105,761	$37,016	35.0%
Income from affiliates	(34,207)	(11,972)	(11.3)%
Separate account dividend received deduction	(31,295)	(10,953)	(10.4)%
LIHTC	—	(9,002)	(8.5)%
Executive benefits	(6,018)	(2,106)	(2.0)%
IMR tax adjustment	4,091	1,432	1.3%
Dividends received deduction	(3,629)	(1,270)	(1.2)%
Other	(5,704)	(1,996)	(1.8)%

Total	28,999	$1,149	1.1%

Federal income taxes incurred		$(4,678)	(4.5)%
Change in net deferred income tax		5,827	5.6%

Total Statutory Taxes		$1,149	1.1%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

In 2015, two Form 3115 “Application for Change in Accounting Methods” were filed with the IRS for the tax treatment of Indexed Universal Life and Variable Annuity hedging methodologies. Management believes they have made adequate provisions for these adjustments.

At December 31, 2016, the Company had $208,349 of net operating loss carryforwards available that will begin to expire in 2027. In addition, the Company had LIHTC available of $40,874 that will expire starting in 2030.

At December 31, 2016, the Company had $2,000 Alternative Minimum Tax (“AMT”) credit carryforwards with no expiration.

2016 Statutory Financial Statements	Page 49

(In Thousands)

There was no income tax expense for 2016, 2015 and 2014 that is available for recoupment in the event of future net losses.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with the majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Hornor, Townsend & Kent, Inc.

HTK Insurance Agency, Inc.

Penn Mutual Asset Management, Inc.

Longevity Insurance Company, Inc.

Tax years 2013 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2016 and 2015, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount

December 31, 2016:
Premium and annuity considerations	$1,880,224	$84,731	$695,947	$1,269,008
Reserves and funds for payment of insurance and annuity benefits	10,540,803	41,979	2,154,624	8,428,158

December 31, 2015:
Premium and annuity considerations	$1,803,531	$74,152	$681,398	$1,196,285
Reserves and funds for payment of insurance and annuity benefits	9,673,780	36,706	1,784,794	7,925,692

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2016 and 2015, the Company had a related reserve credit of $209,499 and $191,425, respectively, which was secured by investment grade securities with a market value of $216,829 and $206,591, respectively, held in trust.

Page 50	The Penn Mutual Life Insurance Company

(In Thousands)

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products issued from 2007 through 2012. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company did not recognize any amortization of this gain for the years ended December 31, 2016 and 2015. The unamortized amount of the gain from this coinsurance agreement was $30,200 as of December 31, 2016 and 2015.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2016		2015
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Funds Withheld	PIA	$(47,429)	$(1,037,921)	$(48,702)	$(942,839)
IUL Inforce	PIA	(72,135)	(238,910)	(201,237)	(182,994)
Coinsurance	PIA	(176,493)	(551,859)	(134,135)	(428,233)
IUL	PIA	77,424	38,712	67,281	33,641
YRT — Over retention	PIA	2,308	272	2,114	236

Total		$(216,325)	$(1,789,706)	$(314,679)	$(1,520,189)

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer.

The table below highlights the support for the Company reserve credit relating to its agreement with PIA, as well as the unamortized gain from the 2014 inforce transaction as of December 31:

	2016	2015

Reserve Credit	$1,037,921	$942,840
Assets supporting reserve:
Primary Assets	707,302	646,520
Other Assets — PIAre I	330,619	296,320
Unamortized initial gain	$173,062	$173,062

IUL Inforce  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company ceded 100% of the risk, net of inuring reinsurance. The Company transferred $113,021 of reserves and $81,000 in securities, and received $32,021 in ceding commission. The after-tax gain of $20,814 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company recognized amortization of $3,100 and $0 related to this gain for the years ended December 31, 2016 and 2015. The unamortized gain related to this agreement was $17,714 and $20,814 as of December 31, 2016 and 2015, respectively.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

IUL  The Company assumes the equity risk associated with PIA’s Indexed UL products on a YRT basis. The Company will no longer accept index account segments with buy dates after December 31, 2016.

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 which resulted in retention greater than $1,000 per life.

2016 Statutory Financial Statements	Page 51

(In Thousands)

Note 11.  RELATED PARTIES

The Company entered into revolving loan agreements with JMS on March 13, 2009 and January 15, 2010, to provide funding in an amount not to exceed $65,000 and $50,000, respectively. Terms of the loans specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are due to mature in January 2029 and March 2029, respectively.

The Company entered into revolving loan agreement with JMS on January 25, 2013, to provide funding in an amount not to exceed $80,000. Terms of the loan specify the interest rate will be the published 3-Month Libor +250bps as of the draw date and will subsequently reset on the first business day of every fiscal quarter. The principal balance is due to mature in January 2033.

The Company entered into revolving loan agreement with JMS on September 15, 2016, to provide funding in an amount not to exceed $100,000. The principal balance is due to mature in September 2036.

The Company recorded $11,349 and $11,070 in interest income on these notes for the years ended December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, the Company had outstanding principle receivables from JMS of $165,000 and $165,000 and interest receivables of $2,879 and $2,797, respectively, relating to these agreements.

On December 31, 2016, the Company acquired Vantis, a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which includes goodwill of $21,401. There was no amortization of goodwill in 2016.

On January 1, 2016, the Company invested in GUBF. The Company’s investment in GUBF at December 31, 2016 of $91,510 represents a majority ownership of the fund and is therefore considered to be an affiliate.

The following table summarizes the gross, nonadmitted, and net admitted value of the Company’s investment in SCA entities, segregated by line item classification within the Statements of Income:

December 31			2016				2015

	%	Gross	Nonadmitted	Net Admitted	%	Gross	Nonadmitted	Net Admitted
Common stock, affiliated:
PIA	100%	$393,919	$—	$393,919	100%	$363,063	$—	$363,063
HTK	100%	8,681	—	8,681	100%	9,525	—	9,525
PMAM	—	—	—	—	100%	1,608	(1,608)	—
Vantis	100%	75,779	—	75,779	—	—	—	—

Subtotal		478,379	—	478,379		374,196	(1,608)	372,588

Other invested assets:
ISP	95.78%	200,325	(13,274)	187,051	95.77%	201,389	(13,268)	188,121
PMAM	100%	2,079	(2,079)	—	100%	—	—	—

Subtotal		202,404	(15,353)	187,051		201,389	(13,268)	188,121

Total		$680,783	$(15,353)	$665,430		$575,585	$(14,876)	$560,709

The Company files the non-insurance company SCAs of HTK and PMAM with the NAIC SVO. The most recent filings for each of these SCAs were Sub-2 filings in May and July 2016, respectively. The NAIC Valuation method for both of these SCAs was 2ciB3 and no resubmissions were required. The NAIC Valuation amounts for these filings, which were as of December 31, 2015, were $9,425 and $0 for HTK and PML, respectively. The Company has received a rating equivalent to an NAIC 1 for the notes receivable from JMS.

Page 52	The Penn Mutual Life Insurance Company

(In Thousands)

The Company’s unconsolidated subsidiaries had combined assets of $8,287,070 and $7,235,991 and combined liabilities of $7,618,988 and $8,118,493 as of December 31, 2016 and 2015, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $62,929 and $41,524 and other intangible assets of $234 and $3,204 at December 31, 2016 and 2015, respectively.

During 2016 and 2015, the Company made capital contributions to ISP in the form of cash in the amount of $250 and $16,721, respectively.

Note 12.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

In 2012, a putative class action complaint was filed against the Company in federal court alleging that the Company breached its contracts by failing to distribute surplus in excess of an alleged statutorily prescribed limit. After the complaint was filed, the Company moved to dismiss the complaint and plaintiffs opposed the Company’s motion. The court decided the motion by abstaining from adjudicating the matter until the Commonwealth of Pennsylvania Insurance Department decided certain questions of law. The action has been joined in the Insurance Department and the parties are presently conducting discovery, as management evaluates potential costs, risks and uncertainties inherent in litigation or motivations to settle this matter. The Company believes that it has substantial defenses and will vigorously defend itself.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2016, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $50,000.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2016 and 2015 was $175 and $375, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into an agreement in 2013 to sell and subsequently leaseback certain assets. Furniture and equipment was sold for $4,005 with a leaseback arrangement of $72 for 60 months. At the end of the lease term, the Company has the option to return the equipment, purchase it at fair value or extend the lease. The Company has also entered into other leases, primarily for field offices.

As of December 31, 2016 future minimum payments under noncancellable leases are as follows:

For the year ending:

2017	$12,087
2018	10,125
2019	8,449
2020	7,150
2021	5,553
Thereafter	15,434

2016 Statutory Financial Statements	Page 53

(In Thousands)

Rent expense was $18,194 and $17,524 as of December 31, 2016 and 2015, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2016, the Company had outstanding commitments totaling $418,590 relating to these investment activities. The fair value of these commitments approximates the face amount.

PIA has provided a guaranty to maintain Longevity’s authorized control level RBC ratio at a minimum of 400%, up to a maximum exposure of $250,000. PML has agreed to limit PIA’s exposure under the guaranty to $50,000, resulting in a maximum exposure to PML of $200,000. As of December 31, 2016, Penn Mutual has not recognized any loss contingencies related to this guaranty.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees could have a material adverse effect on our businesses or results of operations. The Company recognizes this risk and has been proactive in our investment strategies, product designs, crediting rate strategies, and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

During a period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2016 or 2015 as a result of the low interest rate environment.

Note 13.  DEBT

The Company has entered into repurchase agreements with financial institutions in the normal course of investment activities; however, there were no open positions as of December 31, 2016 and 2015.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2016 and through the financial statement issuance date of February 17, 2017 and has determined that there were no significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 54	The Penn Mutual Life Insurance Company

PennMutual®
Our Noble Purpose
Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.
©2017 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com
PM8315                         05/17

Part C

Other Information

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B:

Financial Statements of Penn Mutual Variable Annuity Account III:

Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities - December 31, 2016
Statements of Operations – For the Year Ended December 31, 2016
Statements of Changes in Net Assets – For the Years Ended December 31, 2016 and 2015
Notes to Financial Statements – December 31, 2016

Financial Statements of The Penn Mutual Life Insurance Company:

Report of Independent Auditors
Statements of Admitted Assets, Liabilities and Surplus for the Years Ended December 31, 2016 and 2015
Statements of Income and Changes in Surplus for the Years Ended December 31, 2016 and 2015
Statements of Cash Flows for the Years Ended December 31, 2016 and 2015
Notes to Consolidated Financial Statements

(b)	Exhibits

	1.	(a)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of Penn Mutual Variable Annuity Account III. Incorporated herein by reference to Exhibit 1(a) to the Registration Statement of Penn Mutual Variable Annuity Account III (the “Registrant”) on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

		(b)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing investments of the Registrant. Incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62825), as filed with the U.S. Securities and Exchange Commission on April 27, 1999 (EDGAR Accession No. 0000950116-99-000834).

	2.		Not applicable.

	3.	(a)(1)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

		(a)(2)	Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(b)	Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(c)	Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(d)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(e)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

	(f)	Schedule A to the Broker-Dealer Selling Agreement, Broker-Dealer Selling Agreement - Form A-2 and Corporate Insurance Agent Selling Agreement - Form A-1 (Edition of May 2012). Incorporated herein by reference to Exhibit 3(f) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

4.	(a)(i)	Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 14, 2001 (EDGAR Accession No. 0000950116-01-500817).

	(a)(ii)	Individual Variable and Fixed Annuity Contract with Flexible Purchase Payments. Incorporated herein by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 28, 2010 (EDGAR Accession No. 0001193125-10-218767).

	(b)	Rider — Guaranteed Minimum Death Benefit — Rising Floor (GDBRF-00). Incorporated herein by reference to Exhibit 4(b) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

	(c)	Rider — Guaranteed Minimum Death Benefit — Step Up (GDBSU-98). Incorporated herein by reference to Exhibit 4(c) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

	(d)	Endorsement No. 1534-96 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(e)	Endorsement No. 1542-97 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(e) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(f)	Endorsement No. 1536-98 to the Individual Variable and Fixed Annuity Contract. Incorporated herein by reference to Exhibit 4(f) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on February 24, 1999 (EDGAR Accession No. 0000950116-99-000291).

(g)	Rider—Estate Enhancement Rider (EEDB-01). Incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 20, 2001 (EDGAR Accession No. 0000950116-98-000692).

(h)	Rider – Death Benefit Enhancement – Step Up. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on May 22, 2002 (EDGAR Accession No. 0000950116-02-001203).

(i)	Rider – Death Benefit Enhancement – Rising Floor. Incorporated herein by reference to Exhibit 4(c) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on May 22, 2002 (EDGAR Accession No. 0000950116-02-001203).

(j)	Rider – Optional Guaranteed Minimum Accumulation Benefit. Incorporated herein by reference to Exhibit 4(j) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001384).

(k)	Rider – Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(k) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001384).

(l)	Rider – Guaranteed Lifetime Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(I) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on April 30, 2007 (EDGAR Accession No. 0000893220-07-001538).

(m)	Rider – Growth and Income Advantage. Incorporated herein by reference to Exhibit (4)(q) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-4 (File No.333-62811), as filed with the U.S. Securities and Exchange Commission on April 24, 2009 (EDGAR Accession No. 0001104659-09-026746).

(n)	Rider – Purchasing Power Protector. Incorporated herein by reference to Exhibit (4)(r) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-4(File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 24, 2009 (EDGAR Accession No. 0001104659-09-026746).

(o)	Rider – Guaranteed Minimum Withdrawal Benefit With Inflation Adjustment Rider. Incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 28, 2010 (EDGAR Accession No. 0001193125-10-218767).

5.		Application (Form PM0678) for Individual Variable Annuity Contract. Incorporated herein by reference to Exhibit 5(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on September 14, 2001 (EDGAR Accession No. 0000950116-01-500817).

6.	(a)	Charter of The Penn Mutual Life Insurance Company (May 1983). Incorporated herein by reference to Exhibit 6(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(b)	By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

7.		None.

8.		Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-16250).

9.		Opinion and Consent of Franklin L. Best, Jr., Esq., Managing Corporate Counsel of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Incorporated herein by reference to Exhibit 9 to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on December 6, 2001 (EDGAR Accession No. 0000950116-01-501231).

10.	(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

	(b)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

11.		Not applicable.

12.		Not applicable.

13.	(a)	Powers of Attorney for Messrs. Cook, Santomero, Notebaert, Rock, Chappell and Mmes Carter and Lillie. Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

	(b)	Power of Attorney of Ms. Pudlin. Incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on April 19, 2013 (EDGAR Accession No. 0001193125-13-162924).

	(c)	Power of Attorney of Ms. Waring dated April 4, 2014. Previously filed as Exhibit 13(c) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on April 18, 2014 (File No. 333-69386 and Accession No. 0001193125-14-149108) and incorporated herein by reference.

	(d)	Power of Attorney of Mr. Hunt dated December 21, 2016. Incorporated herein by reference to Exhibit 13(d) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on December 27, 2016 (EDGAR Accession No. 0001193125-16-803623).

Item 25.	Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the Trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania 19172.

Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Chairman and Chief Executive Officer
David O’Malley	President and Chief Operating Officer
Kevin T. Reynolds	Senior Vice President and Chief Legal Officer
Susan T. Deakins	Executive Vice President, Chief Financial Officer, and Treasurer
Joan P. Carter	Trustee of Penn Mutual
Robert E. Chappell	Trustee of Penn Mutual
William R. Cook	Trustee of Penn Mutual
Charisse R. Lillie	Trustee of Penn Mutual
Helen P. Pudlin	Trustee of Penn Mutual
Edmond F. Notebaert	Trustee of Penn Mutual
Robert H. Rock	Trustee of Penn Mutual
Anthony M Santomero	Trustee of Penn Mutual
Susan D. Waring	Trustee of Penn Mutual
James S. Hunt	Trustee of Penn Mutual

Item 26.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware
Independence Capital Management, Inc.	Investment Adviser	Pennsylvania
Penn Series Funds, Inc.	Investment Company	Maryland
Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania
Independence Square Properties, LLC*	Holding Company	Delaware
Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania
ILS Holdings LLC	Holding Company	Delaware
Vantis Life Insurance	Life Insurance	Connceticut

*	Independence Square Properties, LLC is 95.78% owned by Penn Mutual and 4.22% owned by The Penn Insurance and Annuity Company.

Penn Insurance and Annuity Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware
Dresher Run I, LLC	Holding Company	Delaware
Longevity Insurance Company, Inc.	Life Insurer	Texas

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Walnut O Corporation	Investments	Pennsylvania
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware
LEAP Systems, LLC	Software	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania
Janney Capital Management, LLC	Investments	Delaware

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Item 27.	Number of Contract Owners

As of March 31, 2017, there were:

6,375 – owners of qualified individual variable annuity contracts – PennFreedom

3,596 – owners of nonqualified individual variable annuity contracts – PennFreedom

Item 28.	Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to this Registration Statement and are incorporated in this registration statement by reference.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements currently entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, Inc. (“HTK”) with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc.—Directors and Officers*

Michelle A. Barry	President, Chief Executive Officer
Thomas H. Harris	Executive Vice President, Distribution
Michael W. Williams	Assistant Vice President, Distribution
Timothy N. Donahue	Managing Director, Operations and Supervision
Jessica Swarr	AVP, Corporate Tax
Franklin L. Best, Jr.	Counsel and Secretary
Charles Ingulli	Controller, Accounting
David Raszeja	Vice President, Chief Ethics and Risk Officer
Daniel L. Keesey	AVP, Asst Treasurer & Financial Architect

*	The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$44,811	$0	$0	$0

Item 30.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company
600 Dresher Road
Horsham, Pennsylvania 19044

Item 31.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 32.	Undertakings

The Penn Mutual Life Insurance Company hereby undertakes:

(a) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and that it has duly caused this Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and the Commonwealth of Pennsylvania, on the 17th day of April, 2017.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell Chairman and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 has been signed below by the following persons, in the capacities indicated, on the 17th day of April, 2017.

Signature	Title

/s/ Eileen C. McDonnell Eileen C. McDonnell	Chairman and Chief Executive Officer

/s/ David O’Malley David O’Malley	President and Chief Operating Officer

*JOAN P. CARTER	Trustee

*ROBERT E. CHAPPELL	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*JAMES S. HUNT	Trustee

*By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell, attorney-in-fact

EXHIBIT INDEX

EXHIBIT No.	EXHIBIT

(10)(a)	Consent of PricewaterhouseCoopers LLP

(10)(b)	Consent of Morgan, Lewis & Bockius LLP